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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

THERAVANCE BIOPHARMA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid: $
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

March 21, 2018

        You are cordially invited to attend the 2018 Annual General Meeting of Theravance Biopharma, Inc. ("Annual Meeting") that will be held on May 1, 2018 at 10:00 a.m. Irish Standard Time, at Theravance Biopharma Ireland Limited, Connaught House, 1 Burlington Road, Dublin 4 Ireland.

        Details regarding admission to the Annual Meeting and the business to be conducted are described in the accompanying proxy materials. Also included is a copy of our 2017 Annual Report on Form 10-K. We encourage you to read this information carefully.

        Your vote is important. Whether or not you plan to attend the Annual Meeting, please date, sign, and return your proxy card in the enclosed envelope, or vote via telephone or the Internet according to the instructions in the accompanying proxy materials, as soon as possible to ensure that your shares will be represented and voted at the Annual Meeting. If you attend the Annual Meeting, you may vote your shares in person even though you have previously voted by proxy if you follow the instructions in the accompanying proxy materials.

        Thank you for your ongoing support of Theravance Biopharma.

Very truly yours,

Rick E Winningham Chief Executive Officer and Chairman

THERAVANCE BIOPHARMA, INC.
P.O. Box 309, Ugland House
Grand Cayman, KY1-1104
Cayman Islands

NOTICE OF 2018 ANNUAL GENERAL MEETING

Time and Date:	May 1, 2018 at 10:00 a.m. Irish Standard Time
Place:	Theravance Biopharma Ireland Limited, Connaught House, 1 Burlington Road, Dublin 4 Ireland
Items of Business:	(1) To elect the following three directors to serve as Class I directors until the annual general meeting held in 2021 and until their successors are duly elected and qualified: Eran Broshy, Laurie Smaldone Alsup, and Burton G. Malkiel.
(2) To ratify the appointment of Ernst & Young LLP as Theravance Biopharma, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2018.
(3) To adopt a resolution approving a new shareholder rights plan and authorizing our board of directors to put the shareholder rights plan into effect in the future if and when the board of directors deems appropriate and in the best interests of the Company. If this resolution is approved, the shareholder rights plan currently in effect will be terminated.
(4) To transact such other business as may properly come before the annual general meeting or any adjournment thereof.
These items of business are more fully described in the proxy statement accompanying this notice.
Adjournments and Postponements:

Any action on the items of business described above may be considered at the annual general meeting at the time and on the date specified above or at any time and date to which the annual general meeting may be properly adjourned or postponed.

Record Date:	You are entitled to vote if you were a shareholder of record as of the close of business on March 5, 2018.
Voting:	Your vote is very important. Whether or not you plan to attend the annual general meeting, we encourage you to read the proxy statement and vote on the Internet or by telephone or submit your proxy card as soon as possible. For specific instructions on how to vote your shares, please refer to the section entitled "Questions and Answers About Procedural Matters."

        If you have any questions regarding this information or the proxy materials, please visit our website at www.theravance.com or contact our investor relations department at (650) 808-4045.

        All shareholders are cordially invited to attend the annual general meeting in person.

By order of the board of directors,

Rick E Winningham Chief Executive Officer and Chairman

March 21, 2018

            You are cordially invited to attend the annual general meeting in person. Whether or not you expect to attend the annual general meeting, please complete, date, sign and return the enclosed proxy card, or vote via telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the annual general meeting. A return envelope (which is postage prepaid if mailed in the U.S.) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the annual general meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote in person at the annual general meeting, you must provide a valid proxy issued in your name from that record holder.

Important Notice Regarding the Availability of Proxy Materials for the Annual
General Meeting to be held on Tuesday, May 1, 2018:

The proxy statement and annual report are available at http://investor.theravance.com/proxy

i

ii

THERAVANCE BIOPHARMA, INC.
P.O. Box 309, Ugland House
Grand Cayman, KY1-1104
Cayman Islands

PROXY STATEMENT FOR
2018 Annual General Meeting

        This proxy statement is furnished in connection with a solicitation of proxies by our board of directors for use at the 2018 Annual General Meeting (the "Annual Meeting") to be held at 10:00 a.m. Irish Standard Time ("IST") on May 1, 2018, and any postponements or adjournments thereof. The Annual Meeting will be held at Theravance Biopharma Ireland Limited, Connaught House, 1 Burlington Road, Dublin 4 Ireland. As used in this proxy statement, the terms "Theravance Biopharma," the "Company," "we," "us," and "our" mean Theravance Biopharma, Inc. and its subsidiaries unless the context indicates otherwise.

QUESTIONS AND ANSWERS ABOUT PROCEDURAL MATTERS

Annual Meeting

Q:
Why am I receiving these proxy materials?

A:
Our board of directors is providing these proxy materials to you in connection with our solicitation of proxies for use at the Annual Meeting to be held on May 1, 2018 at 10:00 a.m. IST, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions on the enclosed proxy card to submit your proxy via telephone or on the Internet. We intend to mail this proxy statement and accompanying proxy card on or about March 27, 2018 to all shareholders of record entitled to vote at the Annual Meeting.

Q:
What information is contained in this proxy statement?

A:
The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance, and certain other required information.

Q:
Where is the Annual Meeting?

A:
The Annual Meeting will be held at Theravance Biopharma Ireland Limited, Connaught House, 1 Burlington Road, Dublin 4 Ireland.

Q:
Can I attend the Annual Meeting?

A:
You are invited to attend the Annual Meeting if you were a shareholder of record or a beneficial owner as of March 5, 2018 (the "Record Date"). Admission will begin shortly before 10:00 a.m. IST on the date of the Annual Meeting, and you must present valid picture identification such as a driver's license or passport and, if asked, provide proof of share ownership as of the Record Date. The use of mobile phones, pagers, recording or photographic equipment, tablets and/or computers is not permitted at the Annual Meeting. The meeting will begin promptly at 10:00 a.m. IST. The Annual Meeting will be held at Theravance Biopharma Ireland Limited, Connaught House, 1 Burlington Road, Dublin 4 Ireland and shareholders may request directions to the location of our Annual Meeting by calling (650) 808-4045.

Share Ownership

Q:
What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:
Shareholders of record—If your shares are registered directly in your name with our transfer agent, Computershare, you are considered the "shareholder of record" with respect to those shares and this notice was provided to you directly by us. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Beneficial owners—Many Theravance Biopharma shareholders hold their shares through a bank, broker, trustee or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank, trustee or another nominee, you are considered the "beneficial owner" of shares held in "street name" and a notice was forwarded to you by your bank, broker, trustee or other nominee, which is considered the shareholder of record with respect to those shares.

As the beneficial owner, you have the right to direct your bank, broker, trustee or other nominee on how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since beneficial owners are not shareholders of record, you may not vote your shares in person at the Annual Meeting unless you follow your bank's, broker's, trustee's or other nominee's procedures for obtaining a legal proxy. If you request a printed copy of the proxy materials by mail, your bank, broker, trustee or other nominee will provide a voting instruction card for you to use.

Quorum and Voting

Q:
How many shares must be present or represented to conduct business at the Annual Meeting?

A:
A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our Amended and Restated Memorandum and Articles of Association and Cayman Islands law. The presence, in person or by proxy, of members holding in aggregate not less than a majority of the shares of all voting share capital of the Company in issue and entitled to vote will constitute a quorum at the meeting. Except as otherwise expressly provided by the Amended and Restated Memorandum and Articles of Association or by law, the holders of ordinary shares will vote together as a single class on all matters submitted to a vote or for the consent of the shareholders of Theravance Biopharma. Each holder of ordinary shares will have the right to one vote per ordinary share. A proxy submitted by a shareholder may indicate that the shares represented by the proxy are not being voted with respect to a particular matter.

Under the laws of the Cayman Islands, abstentions and broker "non-votes" are counted as present and entitled to vote and are therefore included for purposes of determining whether a quorum is present at the Annual Meeting.

A broker non-vote occurs when a nominee holding shares for a beneficial owner submits a completed proxy card but does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Q:
Who is entitled to vote at the Annual Meeting?

A:
Holders of record of our ordinary shares at the close of business on March 5, 2018, the Record Date, are entitled to receive notice of and to vote their shares at the Annual Meeting. As of the Record Date, we had 54,797,313 ordinary shares in issue. In deciding all matters at the Annual

  Meeting, each holder of ordinary shares of Theravance Biopharma will be entitled to one vote per ordinary share held as of the close of business on the Record Date. We do not have cumulative voting rights for the election of directors.

Q:
How can I vote my shares in person at the Annual Meeting?

A:
Shares held in your name as the shareholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or follow the voting directions described below, so that your vote will be counted if you later decide not to attend the meeting.

Q:
How can I vote my shares without attending the Annual Meeting?

A:
Shareholder of record—If you are a shareholder of record, there are three ways to vote without attending the Annual Meeting:

•
Via the Internet—You may vote by proxy via the Internet by following the instructions provided in the proxy card.

•
By Telephone—You may vote by proxy by telephone by calling the toll free number found on the proxy card.

•
By Mail—You may vote by proxy by filling out the proxy card and returning it in the envelope provided.

Beneficial owners—If you are a beneficial owner holding shares through a bank, broker, trustee or other nominee, please refer to the information forwarded by your bank, broker, trustee or other nominee to see which voting options are available to you.

Q:
What proposals will be voted on at the Annual Meeting?

A:
At the Annual Meeting, shareholders will be asked to vote:

(1)
To elect the three directors identified in this proxy statement to serve as Class I directors until the annual general meeting held in 2021 and until their successors are duly elected and qualified;

(2)
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018;

(3)
To adopt a resolution approving a new shareholder rights plan and authorizing our board of directors to put the shareholder rights plan into effect in the future if and when the board of directors deems appropriate and in the best interests of the Company, which resolution is set forth as Annex A to this proxy statement (the "Shelf Rights Plan Resolution"); and

(4)
To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Q:
What is the voting requirement to approve each of the proposals?

A:
Proposal One—A majority of the votes duly cast is required for the election of each director. If the number of shares voted "FOR" a director nominee exceeds the number of votes cast "AGAINST," the nominee will be elected as a director. You may vote "FOR," "AGAINST" or "ABSTAIN" on each of the nominees for election as director. Abstentions and broker non-votes will not affect the outcome of the election, other than counting towards the quorum of the meeting.

  Proposal Two—A majority of the votes duly cast is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm. If the number of shares voted "FOR" the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm exceeds the number of votes cast "AGAINST," the appointment of Ernst & Young LLP as our independent registered public accounting firm will be ratified. As with Proposal One, you may vote "FOR," "AGAINST" or "ABSTAIN" and abstentions and broker non-votes will not affect the outcome of the election, other than counting towards the quorum of the meeting.

  Proposal Three—A majority of the votes duly cast is required to adopt the Shelf Rights Plan Resolution. If the number of shares voted "FOR" the Shelf Rights Plan Resolution exceeds the number of votes cast "AGAINST," the Shelf Rights Plan Resolution will be adopted. As with Proposals One and Two, you may vote "FOR," "AGAINST" or "ABSTAIN" and abstentions and broker non-votes will not affect the outcome of the election, other than counting towards the quorum of the meeting.

Q:
How does the board of directors recommend that I vote?

A:
Our board of directors unanimously recommends that you vote your shares:

(1)
"FOR" the three nominees for election as director listed in Proposal One;

(2)
"FOR" the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 as included in Proposal Two; and

(3)
"FOR" the adoption of the Shelf Rights Plan Resolution.

Q:
What happens if I do not give specific voting instructions?

A:
Shareholder of record—If you are a shareholder of record and you:

•
Indicate when voting on the Internet or by telephone that you wish to vote as recommended by our board of directors; or

•
Sign and return a proxy card without giving specific voting instructions,

then the persons named as proxy holders will vote your shares in the manner recommended by the board of directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial owners—If you are a beneficial owner of shares held in street name and do not provide the bank, broker, trustee or other nominee that holds your shares with specific voting instructions then, under applicable rules, the bank, broker, trustee or other nominee that holds your shares may generally vote on "routine" matters but cannot vote on "non-routine" matters. If the bank, broker, trustee or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that bank, broker, trustee or other nominee will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a "broker non-vote."

Q:
How may my bank, broker, trustee or other nominee vote my shares if I fail to provide timely directions?

A:
Banks, brokers, trustees or other nominees holding ordinary shares in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your bank, broker, trustee or other nominee will have discretion to vote your shares on our sole routine matter—the proposal to ratify the appointment of Ernst &

  Young LLP. Your bank, broker, trustee or other nominee will not have discretion to vote on (i) the election of directors or (ii) the Shelf Rights Plan Resolution absent direction from you as each is a "non-routine" matter.

  Please note that banks, brokers, trustees or other nominees may not vote your shares on the election of directors or the adoption of the Shelf Rights Plan Resolution in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your bank, broker, trustee or other nominee regarding the voting of your shares.

Q:
What happens if additional matters are presented at the Annual Meeting?

A:
If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Q:
Can I change or revoke my vote?

A:
If you are a shareholder of record, you may change your vote by (1) filing with our Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares, or (2) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). A shareholder of record that has voted on the Internet or by telephone may also change his or her vote by later making a timely and valid Internet or telephone vote.

If you are a beneficial owner of shares held in street name, subject to any rules your bank, broker, trustee or other nominee may have, you may change your vote (1) by submitting new voting instructions to your bank, broker, trustee or other nominee or (2) if you have obtained a legal proxy from the bank, broker, trustee or other nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting and voting in person.

Any written notice of revocation or subsequent proxy card must be received by our Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Secretary or should be sent so as to be delivered to us care of our U.S. subsidiary, Theravance Biopharma US, Inc., at 901 Gateway Boulevard, South San Francisco, California 94080, Attention: Secretary.

Q:
Who will bear the cost of soliciting votes for the Annual Meeting?

A:
We will bear all expenses of this solicitation, including the cost of preparing and mailing these proxy materials. We may reimburse banks, brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of ordinary shares for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of Theravance Biopharma may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain shareholders. If retained, we would not expect our costs for such services to be significant.

Q:
Where can I find the voting results of the Annual Meeting?

A:
We intend to announce preliminary voting results at the Annual Meeting and will disclose the final results in a current report on Form 8-K within four business days after the Annual Meeting.

Shareholder Proposals and Director Nominations

Q:
What is the deadline to propose actions for consideration at next year's annual general meeting or to nominate individuals to serve as directors?

A:
You may submit proposals, including director nominations, for consideration at future shareholder meetings.

Requirements for shareholder proposals to be considered for inclusion in our proxy materials—Shareholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual general meeting by submitting their proposals in writing to our Secretary in a timely manner. In order to be considered for inclusion in the proxy statement for the 2019 annual general meeting, shareholder proposals must be received at our principal executive offices no later than November 21, 2018 (that is, not less than 120 calendar days before the one year anniversary of the date this proxy statement was released to shareholders in connection with the 2018 Annual Meeting), and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). A copy of all notices of proposals by shareholders should also be sent to us care of our U.S. subsidiary, Theravance Biopharma US, Inc., at 901 Gateway Boulevard, South San Francisco, California 94080, Attention: Secretary.

Requirements for shareholder proposals to be brought before an annual general meeting—In addition, our Amended and Restated Memorandum and Articles of Association establish an advance notice procedure for shareholders who wish to present certain matters before an annual general meeting. In general, nominations for the election of directors may be made by (i) our board of directors or any committee thereof or (ii) any shareholder who (a) is a shareholder of record on the date of the giving of such notice and on the record date for the determination of shareholders entitled to vote at such meeting and (b) has delivered written notice to our Secretary no later than the Nomination Notice Deadline (as defined below), which notice must contain specified information concerning the nominees and concerning the shareholder proposing such nominations.

Our Amended and Restated Memorandum and Articles of Association also provide that the only business that may be conducted at an annual general meeting is business that is (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of our board of directors (or any duly authorized committee thereof), (ii) otherwise properly brought before the annual general meeting by or at the direction of our board of directors (or any duly authorized committee thereof) or (iii) properly brought before the annual general meeting by a shareholder who has delivered written notice to our Secretary no later than the Notice Deadline (as defined below) and otherwise complied with the provisions of our Amended and Restated Memorandum and Articles of Association; provided, however, that the board of directors may, subject to Rule 14a-8 of the Exchange Act, resolve not to include any proposal for business made by a shareholder other than a proposal related to the nomination of a director made in accordance with Nomination Notice Deadline.

The "Notice Deadline" is defined as that date which is at least 45 days and not more than 75 days prior to the one year anniversary of the date on which we first mailed proxy materials for the prior year's annual general meeting. As a result, we anticipate that the Notice Deadline for the 2019 annual general meeting will be between January 11, 2019 and February 10, 2019. The "Nomination Notice Deadline" is defined as that date that is not less than 120 days and not more than 150 days prior to the meeting; provided, however, that in the event less than 130 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

  Recommendation of director candidates—You may recommend candidates to our board of directors for consideration by our nominating/corporate governance committee by following the procedures set forth below in "Corporation Governance—Shareholder Recommendations for Nominations to the Board of Directors."

Q:
How may I obtain a copy of the provisions of the Amended and Restated Memorandum and Articles of Association regarding shareholder proposals and director nominations?

A:
A copy of the full text of the provisions discussed above may be obtained by writing to our Secretary. A copy of our Amended and Restated Memorandum and Articles of Association is posted on the Investor Relations portion of our website at www.theravance.com. A copy of all requests should also be sent to us care of our U.S. subsidiary, Theravance Biopharma US, Inc., at 901 Gateway Boulevard, South San Francisco, California 94080, Attention: Secretary.

Additional Information about the Proxy Materials

Q:
What does it mean if multiple members of my household are shareholders but we only received one set of proxy materials in the mail?

A:
We have adopted a procedure called "householding," which the Securities and Exchange Commission (the "SEC") has approved. Under this procedure, we deliver a single copy of the proxy materials to multiple shareholders who share the same address unless we received contrary instructions from one or more of the shareholders. This procedure reduces our printing costs, mailing costs, and fees. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the proxy materials to any shareholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the proxy materials, shareholders should send their requests to us care of our U.S. subsidiary, Theravance Biopharma US, Inc., at 901 Gateway Boulevard, South San Francisco, California 94080, Attention: Secretary. Shareholders who hold shares in street name (as described above) may contact their brokerage firm, bank, broker-dealer, trustee or other nominee to request information about householding.

Q:
What is the mailing address for Theravance Biopharma's principal executive offices?

A:
The mailing address for our principal executive office is P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands. A copy of all shareholder correspondence provided to our Secretary should also be sent to us care of our U.S. subsidiary, Theravance Biopharma US, Inc., at 901 Gateway Boulevard, South San Francisco, California 94080. The telephone number at that location is (650) 808-6000.

Any written requests for additional information, copies of the proxy materials and 2017 Annual Report, notices of shareholder proposals, recommendations for candidates to our board of directors, communications to our board of directors or any other communications should be sent to the U.S. subsidiary address above.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING TO BE HELD ON MAY 1, 2018.

        The proxy statement and annual report are available at http://investor.theravance.com/proxy

PROPOSAL ONE:

ELECTION OF DIRECTORS

General

        Our board of directors may establish the authorized number of directors from time to time by resolution. Our board of directors is currently comprised of eleven members who are divided into three classes with staggered three-year terms. A director serves in office until his or her respective successor is duly elected and qualified or until his or her earlier death, resignation or removal. The classification of our board of directors may have the effect of delaying or preventing changes in our control or management. Our Amended and Restated Memorandum and Articles of Association authorize only our board of directors to fill vacancies on our board of directors created by death or resignation of a director. Any director appointed by our board of directors shall hold office for the remaining term of the class of director to which he or she is appointed and shall then be eligible for re-election. Any additional directorships resulting from an increase in the authorized number of directors would be distributed among the three classes so that, as nearly as possible, each class would consist of one-third of the authorized number of directors. Your proxy cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

Nominees

        Three Class I directors have been nominated for election at the Annual Meeting each for a three-year term expiring in 2021. Upon the recommendation of our nominating/corporate governance committee, our board of directors has nominated Eran Broshy, Laurie Smaldone Alsup and Burton G. Malkiel, each a current Class I director, for election as Class I directors. The term of office of each person elected as director will continue until such director's term expires in 2021, and until such director's successor has been duly elected and qualified.

Information Regarding the Nominees and Other Directors

        The following is a brief biography of each nominee nominated for election at the Annual Meeting and each director who will continue as a director after the Annual Meeting. Also listed below are the nominees' and directors' respective ages as of March 5, 2018. We have determined that each of these director nominees possesses the requisite communication skills, personal integrity, business judgment, ability to make independent analytical inquiries, and willingness to devote adequate time and effort necessary to serve as an effective member of the board of directors. Other specific experiences, qualifications, attributes or skills of nominees that contributed to our board's conclusion that the nominees should serve as directors are noted below.

Nominees for Class I Directors for a Term Expiring in 2021

Name	Age	Principal Occupation and Business Experience
Eran Broshy	59	Eran Broshy has served as a director since June 2014. Mr. Broshy has been an operating executive with Tailwind Capital, a New York based private equity firm, supporting their healthcare investment efforts since September 2015. From March 2013 until August 2015, he worked with Linden Capital Partners and Court Square Capital, both private equity firms, as operating partner and executive advisor, respectively, and from June 2009 until December 2012 he worked with Providence Equity Partners as a senior advisor supporting the private equity firm's healthcare information investment efforts.

Name	Age	Principal Occupation and Business Experience
		Mr. Broshy previously served for over a decade as the chief executive officer (until 2008) and chairman of the board of directors (until 2010) of inVentiv Health, Inc., a privately held company (and until August 2010 a Nasdaq listed company) that delivers a broad range of clinical and commercialization services to pharmaceutical and life sciences companies globally. Prior to joining inVentiv, Mr. Broshy was a management consultant with The Boston Consulting Group (BCG) for 14 years, including as the partner responsible for BCG's healthcare practice across the Americas. He also served as president and chief executive officer of Coelacanth Corporation, a privately held biotechnology company. He currently serves on the board of directors of Magellan Health, Inc., a public specialty health care management company, and within the previous five years Mr. Broshy has also served on the board of directors of inVentiv Health, Inc. He also serves as chairman of the board of ERT and of DermaRite, both privately-held healthcare companies, as a member of the Corporation of the Massachusetts Institute of Technology ("MIT"), as well as on the board of directors of the American Jewish Committee NY and the Israel Venture Network. Mr. Broshy holds an M.B.A. from Harvard University, an M.S. in civil engineering from Stanford University, and a B.S. in civil engineering from the Massachusetts Institute of Technology. Mr. Broshy's demonstrated leadership in the healthcare industry in general and the managed healthcare industry in particular contributed to our board's conclusion that he should serve as a director.
Laurie Smaldone Alsup	64
		Laurie Smaldone Alsup, M.D. has served as a director since February 2018. Dr. Smaldone Alsup is Chief Operating Officer and Chief Scientific Officer of NDA Group, a regulatory and product development consultancy firm, a position she has held since March 2016, when NDA Group merged with PharmApprove, LLC. Dr. Smaldone Alsup served as President and Chief Scientific Officer of PharmApprove, LLC, a regulatory communications consultancy firm and division of Taft and Partner, from August 2011 to March 2016. Dr. Smaldone Alsup served in clinical and regulatory roles of increasing responsibility and scope while at Bristol Myers Squibb, including Senior Vice President of Global Regulatory Science and Vice President of Corporate Strategy and Business Risk Management. In addition, she served as Chief Executive Officer of Phytomedics, Inc., an early stage company focused on arthritis and inflammation. Dr. Smaldone Alsup is a member of the board of directors of BlackBerry Limited, a cybersecurity software and services company, a position she has held since June 2015. Dr. Smaldone Alsup was a member of the board of directors of KaloBios Pharmaceuticals, Inc., a biotechnology company, from October 2013 to November 2015. Dr. Smaldone Alsup received a B.A. in biology from Fordham College and an M.D. at Yale University School of Medicine, where she completed her residency in Internal Medicine and fellowship in Medical Oncology. Dr. Smaldone Alsup's extensive

Name	Age	Principal Occupation and Business Experience
		regulatory and clinical experience in the life sciences industry, senior management experience in several companies in our industry and demonstrated leadership in her field contributed to our board's conclusion that she should serve as a director.
Burton G. Malkiel	85
		Burton G. Malkiel, Ph.D., has served as a director since October 2013. Prior to our spin-off from Innoviva, Inc. ("Innoviva") in June 2014 and since July 2007, Dr. Malkiel served as a director of Innoviva. Dr. Malkiel is the Chief Investment Officer and chair of the Investment Committee at Wealthfront, Inc., a private investment company, a position he has held since November 2012, and the Chemical Bank Chairman's Professor of Economics, Emeritus, and Senior Economist at Princeton University, a position he has held since July 2011 following positions as a senior research economist and professor at Princeton University since 1988. Dr. Malkiel is the author of A Random Walk Down Wall Street and over 125 articles and is the author or co-author of nine other books. From 1981 to 1988 he was dean of the Yale University School of Management and also served as the William S. Beinecke Professor of Management Studies. He is a past appointee to the President's Council of Economic Advisors. In addition, Dr. Malkiel currently serves on the board of directors of several corporations including Genmab AS and served on the board of directors of The Vanguard Group Ltd. until March 2015. He also serves on several investment management boards including the Investment Committees for the American Philosophical Association and Alpha Shares, LLC. He is a past president of the American Finance Association and the International Atlantic Economic Association. He holds a B.A. and M.B.A. degree from Harvard University and a Ph.D. degree from Princeton University. Dr. Malkiel's demonstrated leadership in his field, his knowledge of financial and financing matters, and his ability to serve as a financial expert on our audit committee contributed to our board's conclusion that he should serve as a director.

Incumbent Class II Directors Whose Term Expires in 2019

Name	Age	Principal Occupation and Business Experience
Rick E Winningham	58	Rick E Winningham has served as Chairman of the board of directors since July 2013. He has served as our Chief Executive Officer since our spin-off from Innoviva in June 2014. From October 2001 to August 2014, Mr. Winningham served as Chief Executive Officer of Innoviva, where he also served as Chairman of the board of directors from April 2010 to October 2014. From 1997 to 2001 he served as President, Bristol-Myers Squibb Oncology/Immunology/Oncology Therapeutics Network (OTN) and also as President of Global Marketing from 2000 to 2001. In addition to operating responsibility for U.S. Oncology/Immunology/OTN at Bristol-Myers Squibb (BMS), Mr. Winningham also had full responsibility for Global Marketing in the Cardiovascular, Infectious Disease, Immunology, Oncology/Metabolics and GU/GI/Neuroscience therapeutic areas. Over a

Name	Age	Principal Occupation and Business Experience
		fifteen-year period beginning in 1986 with BMS and its predecessor, Bristol-Myers, Mr. Winningham held various U.S. and global management positions. Mr. Winningham is a member of Biotechnology Industry Organization's board of directors and serves on the Health Section Governing Board Standing Committee on Reimbursement. Mr. Winningham served as a Director on the board of directors of the California Healthcare Institute ("CHI") from November 2011 to March 2015. He was elected Chairman of CHI in January 2014, a position he held until CHI merged with Baybio to become the California Life Sciences Association ("CLSA") in March 2015. Mr. Winningham is on the board of CLSA, and served as its chairman from March 2015 to November 2015. He is a member of the board of directors of Jazz Pharmaceuticals plc and of OncoMed Pharmaceuticals, Inc. Mr. Winningham holds an M.B.A. from Texas Christian University and a B.S. degree from Southern Illinois University. We believe that it is appropriate and desirable for our Chief Executive Officer to serve on our board of directors. Mr. Winningham's demonstrated leadership in his field, his prior senior management experience in our industry and his experience as our Chief Executive Officer contributed to our board's conclusion that he should serve as a director.
Robert V. Gunderson, Jr.	66
		Robert V. Gunderson, Jr. has served as a director since October 2013. Prior to our spin-off from Innoviva in June 2014 and since September 1999, Mr. Gunderson served as a director of Innoviva. He is a founding partner and Chairman of the law firm of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, where he has practiced since 1995. Mr. Gunderson is a Fellow of the American College of Governance Counsel. Mr. Gunderson served on the board of directors of Vitae Pharmaceuticals, Inc. until its sale to Allergan plc in October 2016. Mr. Gunderson holds a J.D. from the University of Chicago, where he was Executive Editor of The University of Chicago Law Review and is currently a member of the Law School Council. Mr. Gunderson also received an M.B.A. in Finance from The Wharton School, University of Pennsylvania and an M.A. from Stanford University. Mr. Gunderson's demonstrated leadership in his field, his understanding of our industry and his knowledge of financial and financing matters contributed to our board's conclusion that he should serve as a director.
Susan M. Molineaux	64
		Susan M. Molineaux, Ph.D. has served as a director since April 22, 2015. Dr. Molineaux has served as President, Chief Executive Officer and as a member of the board of directors of Calithera Biosciences, Inc. since she co-founded the biopharmaceutical company in March 2010. Dr. Molineaux co-founded Proteolix, Inc., a biopharmaceutical company, where she served as Chief Scientific Officer from 2003 to 2005, Chief Executive Officer from January 2006 to January 2009 and again as Chief Scientific Officer from February 2009 until Proteolix's acquisition by Onyx Pharmaceuticals, Inc. in November 2009. From 2000 to 2003, Dr. Molineaux served as Vice President of Biology at Rigel Pharmaceuticals, Inc.,

Name	Age	Principal Occupation and Business Experience
		a drug development company. From 1999 to 2000, she served as Vice President of Biology at Praelux, Inc., a biopharmaceutical company, and from 1994 through 1999, she served as Vice President of Drug Development at Praecis Pharmaceuticals, Inc., a biopharmaceutical company. From 1989 until 1994, she was a scientist in the Immunology group at Merck & Co. Dr. Molineaux also serves as a member of the board of directors of Geron Corporation, a biopharmaceutical company and served as a member of the board of directors of the California Life Sciences Association until March 2016. In June 2017, Dr. Molineaux joined the board of trustees of Smith College. She is also a Scientific Advisor at Lightstone Ventures. Dr. Molineaux holds a B.S. in Biology from Smith College and a Ph.D. in Molecular Biology from Johns Hopkins University, and she completed a postdoctoral fellowship at Columbia University. Dr. Molineaux's extensive management experience in pharmaceutical drug development, particularly as it relates to managing and conducting clinical trials, her experience as a Chief Executive Officer and board member of multiple biotechnology companies and her demonstrated leadership in our field contributed to our board's conclusion that she should serve as a director.
Donal O'Connor	67
		Donal O'Connor has served as a director since October 2015. Mr. O'Connor is the Chairman of Malin Corporation plc, Galco Steel Limited and Huttonread Unlimited Company, having been appointed to their boards in July 2017, September 2010 and March 2011, respectively, and has been a non-executive Director of Perrigo Company plc since November 2014. He was a non-executive Director of Elan Corporation, plc, from May 2008 until it was acquired by Perrigo in December 2013. He was a non-executive Director and senior independent director of Readymix plc from December 2008 until May 2012. He was appointed by the Irish Government as Chairman of Anglo Irish Bank from December 2008 until June 2010. He was the Irish High Court appointed Administrator of Icarom plc from 1995 until February 2013. Mr. O'Connor was a member of the Board of the Irish Auditing and Accountancy Supervisory Authority from its inception as an Interim Board in 2001 until 2009. He was a member of PricewaterhouseCoopers' ("PwC") Global Board from 2003 until 2008 and is a former Chairman of the PwC Eurofirms Board. Mr. O'Connor originally joined PwC in 1972 and was appointed partner in 1983. He was later appointed partner in charge of the PwC Financial Services practice in 1988 and leader of the Audit Practice in 1992. He was elected Senior Partner in 1994 and was re-elected in 1998 and 2003. He served as Senior Partner of PwC Ireland for over twelve years until 2007. Mr. O'Connor obtained a Bachelor of Commerce degree from University College Dublin and is a Fellow of the Institute of Chartered Accountants in Ireland. Mr. O'Connor's senior management experience and demonstrated leadership in his field, his experience as a director of numerous companies, including Irish entities, and his knowledge of financial

Name	Age	Principal Occupation and Business Experience
and financing matters contributed to our board's conclusion that he should serve as a director.

Incumbent Class III Directors Whose Term Expires in 2020

Name	Age	Principal Occupation and Business Experience
Dean J. Mitchell	62	Dean J. Mitchell has served as a director since June 2014. Mr. Mitchell has served as Executive Chairman of the board of directors of Covis Pharma Holdings, a specialty pharmaceutical company, since August 2013, Chairman of PaxVax Corporation since January 2016, and on the board of directors ImmunoGen Inc. since 2012 and Intrexon, Inc. since 2009. Within the past five years, he also served as a director of Ista Pharmaceuticals, Inc., Lux Biosciences, Inc. and Talecris Biotherapeutics Holdings Corp. Mr. Mitchell served as President and Chief Executive Officer of Lux Biosciences, Inc., a biotechnology company focusing on the treatment of ophthalmic diseases, from July 2010 to August 2013. Prior to Lux Biosciences, he served as President and Chief Executive Officer of both Alpharma, Inc., a publicly traded specialty pharmaceutical company, from 2006 until its acquisition by King Pharmaceuticals, Inc. in 2008, and Guilford Pharmaceuticals, Inc., a publicly traded pharmaceutical company focused in oncology and acute care, from 2004 until its acquisition by MGI Pharma Inc. in 2005. From 2001 to 2004 he served in various senior executive capacities in the worldwide medicines group of Bristol-Myers Squibb Company, a pharmaceutical company. Prior to the Bristol-Myers Squibb Company, he spent 14 years at GlaxoSmithKline plc, in assignments of increasing responsibility spanning sales, marketing, general management, commercial strategy and clinical development and product strategy. Mr. Mitchell holds an M.B.A. from City University London and a B.Sc. in biology from Coventry University. We believe that Mr. Mitchell's qualifications to serve as our director include his management experience in the pharmaceutical and biotherapeutics industries, in particular as it relates to later stage drug development and commercialization, and his experience as a President, Chief Executive Officer and board member of multiple biotechnology companies.
Peter S. Ringrose	72
		Peter S. Ringrose, Ph.D., has served as a director since October 2013. Prior to our spin-off from Innoviva in June 2014 and since April 2010, Dr. Ringrose served as a director of Innoviva. Dr. Ringrose was Chief Scientific Officer and President of Bristol-Myers Squibb Pharmaceutical Research Institute from 1997 to 2002 and Senior Vice President for Worldwide Drug Discovery at Pfizer Inc. from 1982 to 1996. Dr. Ringrose served as chair of the Biotechnology and Biological Sciences Research Council UK from 2003 to 2009 and was a non-executive director of Cambridge Antibody Technology until its acquisition by Astra Zeneca in 2006, of Astex Therapeutics Inc. until its acquisition by SuperGen in September 2011 and of Biotica Technology, Ltd. until December 2013. He is currently a non-executive director of Rigel Pharmaceuticals Inc. Dr. Ringrose is a council member

Name	Age	Principal Occupation and Business Experience
		of the UK Foundation for Science and Technology and was a member the UK Government's Technology Strategy Board until 2009. Dr. Ringrose received a B.Sc., M.A. and Ph.D. in Biochemistry from the University of Cambridge. His significant scientific leadership experience in the pharmaceutical industry contributed to our board's conclusion that Dr. Ringrose should serve as a director.
George M. Whitesides	78
		George M. Whitesides, Ph.D., has served as a director since October 2013. Prior to our spin-off from Innoviva in June 2014 and since the inception of Innoviva in 1996, Dr. Whitesides served as a director of Innoviva. He has been Woodford L. and Ann A. Flowers University Professor at Harvard University since 2004. From 1986 to 2004, Dr. Whitesides was Mallinckrodt Professor of Chemistry at Harvard University. From 1982 to 1991 he was a member of the Department of Chemistry at Harvard University and Chairman of the Department of Chemistry from 1986 to 1989. He was a faculty member of the Massachusetts Institute of Technology from 1964 to 1982. Dr. Whitesides was a 1998 recipient of the National Medal of Science. He is a member of the editorial boards of 15 scientific journals. He is also a member of the board of directors of Nano Terra Inc., Arsenal Biomedical, Inc., 480 Biomedical, Inc., Diagnostics for All, Inc. and Soft Robotics Inc. Dr. Whitesides holds a Ph.D. in Chemistry from the California Institute of Technology and a B.A. from Harvard University. Dr. Whitesides' demonstrated leadership in his field, his knowledge of scientific matters affecting our business and his understanding of our industry contributed to our board's conclusion that he should serve as a director.
William D. Young	73
		William D. Young has served as a director since October 2013 and has served as our lead independent director since April 2014. Prior to our spin-off from Innoviva in June 2014 and since April 2001, Mr. Young served as a director of Innoviva. He has been a Venture Partner at Clarus Ventures, a venture capital firm, since 2010. Mr. Young served from 1999 until 2009 as Chairman of the board of directors and Chief Executive Officer of Monogram Biosciences, Inc., a biotechnology company. From 1980 to 1999 Mr. Young was employed at Genentech, Inc., most recently as Chief Operating Officer, where he was responsible for all Product Development, Manufacturing and Commercial functions. Prior to joining Genentech, Mr. Young worked at Eli Lilly and Company for 14 years. Mr. Young has been Chairman of NanoString Technologies, a biotechnology company, since 2010, and of Annexon Biosciences, a biotechnology company and Clarus portfolio company, since March 2017. In addition, Mr. Young has been a member of the board of directors of Vertex Pharmaceuticals, a biopharmaceutical company, since May 2014 and is also a member of the board of directors of Praxis Precision Medicine, a biotechnology company and Clarus portfolio company. He was a member of BioMarin, Inc.'s board until October 2015 and Biogen Idec Inc.'s board of directors until June 2014, having served as a director since 1997 and as Chairman of the Board since 2010. Mr. Young is also a Trustee of Montage Health, a nonprofit company.

Name	Age	Principal Occupation and Business Experience
Mr. Young received his M.B.A. from Indiana University and his B.S. in Chemical Engineering from Purdue University, and an honorary Doctorate of Engineering from Purdue University. Mr. Young was elected to The National Academy of Engineering in 1993 for his contributions to biotechnology. Mr. Young's demonstrated leadership in his field, his understanding of our industry and his senior management experience in several companies in our industry contributed to our board's conclusion that he should serve as a director.

        There are no family relationships among any of our directors or executive officers. See "Corporate Governance" below for additional information regarding our board of directors.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE CLASS I NOMINEES NAMED ABOVE.

PROPOSAL TWO:

RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Our audit committee has appointed the firm of Ernst & Young LLP, independent registered public accountants, to audit our financial statements for the year ending December 31, 2018.

        Notwithstanding its selection and even if our shareholders ratify the selection, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the audit committee believes that such a change would be in the best interests of Theravance Biopharma and its shareholders. At the Annual Meeting, the shareholders are being asked to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2018. Our audit committee is submitting the selection of Ernst & Young LLP to our shareholders because we value our shareholders' views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of Ernst & Young LLP will be present at the Annual Meeting and they will have an opportunity to make statements and will be available to respond to appropriate questions from shareholders.

        If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal, the audit committee would reconsider the appointment.

Principal Accounting Fees and Services

        The following table sets forth all fees for invoices received or accrued by us for professional audit services and other services rendered by Ernst & Young LLP during the years ended December 31, 2016 and 2017.

	Year Ended December 31
	2017	2016
	(in thousands)	(in thousands)
Audit Fees(1)	$1,422	$1,518
Audit-Related Fees	—	—
Tax Fees(2)	499	558
All Other Fees(3)	2	2

Total Fees	$1,923	$2,078

(1)
For the years ended December 31, 2016 and 2017, this category represents fees for professional services provided in connection with the audit of our financial statements, review of our quarterly financial statements, and audit services provided in connection with other regulatory filings for which only the independent registered public accounting firm can reasonably be expected to provide.

(2)
For the years ended December 31, 2016 and 2017, this category represents fees related to tax consulting and planning services.

(3)
For the years ended December 31, 2016 and 2017, this category represents subscription fees for online research tools.

Pre-Approval of Audit and Non-Audit Services

        Consistent with requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, our audit committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our audit committee (or the chair if such approval is needed on a time urgent basis) pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 PROPOSAL THREE:

ADOPTION OF SHELF RIGHTS PLAN RESOLUTION

Overview

        Our board of directors has proposed that shareholders adopt the Shelf Rights Plan Resolution approving a new shareholder rights plan (the "Rights Plan") and authorizing our board of directors to adopt and put into effect ("implement") the Rights Plan in the future if and when the board of directors deems appropriate and in the best interests of the Company. The Shelf Rights Plan Resolution also authorizes the board of directors to determine the purchase price of the rights under the Rights Plan, select the rights agent under the Rights Plan, and make such changes to the terms of the Rights Plan as the board of directors deems appropriate and in the best interests of the Company. The full text of the Shelf Rights Plan Resolution is set forth as Annex A to this proxy statement.

        In May 2014, our board of directors implemented a shareholder rights plan (the "Existing Rights Plan") that is currently in effect and will expire in May 2024. The terms of the Existing Rights Plan are contained in a Rights Agreement, dated as of May 9, 2014, as amended by the First Amendment to Rights Agreement, dated as of November 10, 2015, between the Company and Computershare, Inc., as rights agent (together, the "Existing Rights Agreement"). The board of directors has approved an amendment to the expiration date of the rights under the Existing Rights Plan and the Existing Rights Agreement such that the rights under the Existing Rights Plan and the Existing Rights Agreement will terminate subject to and effective upon shareholder adoption of the Shelf Rights Plan Resolution. In other words, if the Shelf Rights Plan Resolution is approved, the Company's Existing Rights Plan will be terminated. If the Shelf Rights Plan Resolution is not approved, the Company's Existing Rights Plan will remain in effect and will not be terminated.

        The purpose of the Shelf Rights Plan Resolution is to provide the board of directors with the ability to implement the Rights Plan promptly, without the delay associated with seeking further shareholder approval, if and when the board of directors deems appropriate and in the best interests of the Company. The Company is incorporated in the Cayman Islands, and under Cayman Islands law it is advisable to obtain shareholder approval of the Rights Plan. The board of directors believes that the potential for delay in a situation where the Rights Plan may be necessary would leave the Company highly exposed to potential takeover threats.

        If implemented by the board of directors, the Rights Plan is intended to provide the board of directors and shareholders the opportunity to maximize value and secure fair treatment in the event a person (which as used in this summary, would also include affiliates or associates of such person, or a group or persons acting in concert) seeks control of the Company. The Rights Plan is not intended to prevent any change of control of the Company that may be in the best interests of shareholders. The board of directors is not seeking shareholder approval to implement the Rights Plan in response to, or in anticipation of, any known or anticipated takeover bid or other proposal to acquire control of the Company. The board of directors would implement the Rights Plan only in accordance with its fiduciary duties to the Company. If this resolution is approved, the shareholder rights plan currently in effect will be terminated.

Purpose of the Shelf Rights Plan Resolution

        As described above, the purpose of the Shelf Rights Plan Resolution is to provide the board of directors with the ability to implement the Rights Plan promptly, without the delay associated with seeking further shareholder approval, if and when the board of directors deems appropriate and in the best interests of the Company. This would allow the Company's board substantially similar flexibility as typically provided to public companies incorporated in Delaware, where a board of directors has the authority to implement a rights plan without shareholder approval, allowing the Company to move quickly in the event of a takeover threat.

        If implemented by the board of directors, the Rights Plan is intended to deter any person from acquiring more than 19.9% of the Company's outstanding ordinary shares (or, if a person already holds more than 19.9% of the Company's outstanding ordinary shares at the time the Rights Plan is implemented, from acquiring additional shares) without the approval of our board of directors. The Rights Plan would be intended to provide adequate time for our board of directors and shareholders to assess an unsolicited takeover bid for the Company, provide the board of directors with sufficient time to explore and develop alternatives for maximizing shareholder value if a takeover bid is made, and provide all shareholders with an equal opportunity to participate in a takeover bid. The Rights Plan would also be intended to prevent the potential adverse impact to shareholders of an accumulation of a significant, potentially controlling, interest in the Company exceeding 19.9% of our outstanding ordinary shares (or prevent the acquisition of additional shares of the Company's ordinary shares by a person whose interest in the Company exceeds 19.9% of our outstanding ordinary shares at the time the Rights Plan is implemented) through a creeping bid, private agreement, or other transaction that would consolidate control in the Company without offering a control premium to other shareholders.

        If implemented by the board of directors, the Rights Plan would encourage a potential acquirer considering a takeover bid to engage in discussions with the Company's board of directors. Assuming the Rights Plan is implemented, if the board of directors does not waive the application of the Rights Plan after a person acquires more than 19.9% of the Company's outstanding ordinary shares or announces its intent to do so (or, if a person already holds more than 19.9% of the Company's outstanding ordinary shares at the time the Rights Plan is implemented, after they acquire or announce their intent to acquire additional shares), the Rights Plan would generally permit holders of the Company's ordinary shares, other than the acquirer(s) or potential acquirers, to effectively purchase Company ordinary shares at a substantial discount to the market price, as determined by the board of directors, thus exposing the potential acquirer to a significant dilution of their holdings.

        Shareholder approval of the Rights Plan would not relieve the board of directors of its fiduciary duty to consider in good faith any proposal to acquire the Company. Directors are subject to these same fiduciary standards in relation to each board action undertaken with respect to a rights plan, including any future decision to implement a plan.

        If implemented by the board of directors, the Rights Plan would not interfere with the day-to-day operations of the Company. The issuance of rights pursuant to the Rights Plan in the future if the board of directors implements the Rights Plan will not in any way alter the financial condition of the Company, impede its business plans, or alter its financial statements. In addition, if implemented by the Board, the Rights Plan would not necessarily be dilutive. However, if the Rights Plan is implemented and thereafter a "Triggering Event" (described below) occurs, causing the rights to separate from the ordinary shares (as described below), reported earnings-per-share and reported cash flow per share on a fully diluted or non-diluted basis may be affected.

Summary of the Rights Plan

        The description above and below of the Shelf Rights Plan Resolution and the principal terms and conditions of the Rights Plan is a summary only, is not comprehensive, and is qualified in its entirety by reference to the full text of the Shelf Rights Plan Resolution and the form of Rights Agreement (as amended from time to time, the "Rights Agreement") to be entered into by the Company and the person or entity the board of directors designates as rights agent (the "Rights Agent"), a copy of which is attached as an exhibit to the Shelf Rights Plan Resolution set forth as Annex A to this proxy statement.

        The Rights Plan is not being implemented by the board of directors at this time. Unless and until the board of directors determines in the future that implementation of the Rights Plan is appropriate and in the best interests of the Company, the Rights Plan will have no effect.

        The summary of the Rights Plan below assumes that our board of directors has implemented the Rights Plan. It does not represent the current rights of Company shareholders, or the rights of Company shareholders if the Shelf Rights Plan Resolution is approved, unless and until the board of directors determines it is in the best interests of the Company to implement the Rights Plan and implements the Rights Plan.

        If the Rights Plan is implemented by the board of directors, the Company will issue one Right (as defined below) in respect of each ordinary share of the Company issued and outstanding at the close of business on the date designated by the board of directors as the record date (the "Rights Plan Record Date"). One Right would also be issued in respect of each ordinary share issued thereafter, but before the Distribution Date (as defined below) or the termination of the Rights Plan Agreement, whichever comes first.

        Each "Right" would entitle the registered holder, under certain circumstances, to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Share, par value $0.00001 per share, of the Company (a "Preferred Share") at a price per one one-thousandth of a Preferred Share to be determined by the board of directors at the time of implementing the Rights Plan (the "Purchase Price"), subject to adjustment.

        Until the earlier to occur of (i) 10 days following a public announcement that a person and its affiliated or associated persons (with certain exceptions, an "Acquiring Person"), alone or together with a group of other persons acting in concert, has acquired beneficial ownership of 19.9% or more of the issued and outstanding ordinary shares (or if such persons or group already has beneficial ownership of 19.9% or more of the issued and outstanding ordinary shares, has acquired additional shares), or (ii) 10 business days (or such later date as may be determined by action of the board of directors prior to such time as any person or group becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in a person or group becoming an "Acquiring Person" (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the ordinary shares certificates issued and outstanding as of the Rights Plan Record Date, by such ordinary shares certificate together with the summary of the Rights attached as an exhibit to the Rights Agreement.

        The Rights Agreement provides that, until the Distribution Date (or earlier expiration of the Rights), the Rights will be transferred with and only with the ordinary shares. Until the Distribution Date (or earlier expiration of the Rights), new ordinary shares certificates issued after the Rights Plan Record Date upon transfer or new issuances of ordinary shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier expiration of the Rights), the surrender for transfer of any certificates (if any) for ordinary shares issued and outstanding as of the Rights Plan Record Date, even without such notation or a copy of the summary of Rights attached to the Rights Agreement, will also constitute the transfer of the Rights associated with the ordinary shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the ordinary shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

        The Rights will not be exercisable until the Distribution Date. The Rights will expire on a date designated by the board of directors at the time the Rights Plan is implemented (the "Final Expiration Date"), unless the Final Expiration Date is advanced or extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below.

        The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights will be subject to adjustment from time to time to prevent dilution to the value of the Rights (i) in the event of a share dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then-current market price of the Preferred Shares, or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

        The number of issued and outstanding Rights will be subject to adjustment in the event of a share dividend on the ordinary shares payable in ordinary shares, or subdivisions, consolidations or combinations of the ordinary shares occurring, in any such case, prior to the Distribution Date.

        Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of (a) $1.00 per share, and (b) an amount equal to 1,000 times the dividend declared per ordinary share. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Shares will be entitled to a minimum preferential payment of the greater of (a) $10.00 per share (plus any accrued but unpaid dividends), and (b) an amount equal to 1,000 times the payment made per ordinary share. Each Preferred Share will have 1,000 votes, voting together with the ordinary shares. Finally, in the event of any merger, consolidation or other transaction in which issued and outstanding ordinary shares are converted or exchanged, each Preferred Share will be entitled to receive 1,000 times the amount received per ordinary share. These rights are protected by customary anti-dilution provisions.

        Because of the nature of the Preferred Shares' dividend, liquidation and voting rights, the value of the one one-thousandth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one ordinary share.

        In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right that number of ordinary shares having a market value of two times the exercise price of the Right.

        In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person, which will have become void) will thereafter have the right to receive upon the exercise of a Right that number of ordinary shares of the person with whom the Company has engaged in the foregoing transaction (or its parent) that at the time of such transaction have a market value of two times the exercise price of the Right.

        At any time after any person or group becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the issued and outstanding ordinary shares, the board of directors of the Company may exchange the Rights (other than Rights owned by such Acquiring Person, which will have become void), in whole or in part, for ordinary shares or Preferred Shares (or a series of the Company's preferred shares having equivalent rights, preferences and privileges), at an exchange ratio of one ordinary share, or a fractional Preferred Share (or other preferred shares) equivalent in value thereto, per Right.

        With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in the Purchase Price. No fractional Preferred Shares or ordinary shares will be issued (other than fractions of Preferred Shares which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the current market price of the Preferred Shares or the ordinary shares.

        At any time prior to the time an Acquiring Person becomes such, the board of directors may redeem the Rights in whole, but not in part, at a price of $.01 per Right or such other price as the board of directors shall determine at the time of putting the Rights Plan in effect (the "Redemption Price"), payable, at the option of the Company, in cash, ordinary shares or such other form of consideration as the board of directors shall determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the board of directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

        For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights.

        Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE SHELF RIGHTS PLAN RESOLUTION.

CORPORATE GOVERNANCE

Code of Business Conduct

        Our board of directors has adopted a code of business conduct that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer, and other executive and senior financial officers. The full text of our code of business conduct is posted on the Investor Relations portion of our website at www.theravance.com. We intend to disclose future amendments to, or waiver of, our code of business conduct, at the same location on our website identified above.

Director Independence

        Our ordinary shares are listed on The Nasdaq Global Market. The listing rules of this stock exchange generally require that a majority of the members of a listed company's board of directors be independent. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company's audit, compensation, and nominating/corporate governance committees be independent. Under the Nasdaq rules, a director will only qualify as an "independent director" if, in the opinion of that company's board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

        Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

        Compensation committee members must also satisfy the independence criteria set forth under the Nasdaq rules. In order for a member of a listed company's compensation committee to be considered independent for purposes of the Nasdaq rules, the listed company's board of directors must consider all factors specifically relevant to determine whether a director has a relationship to the company which is material to that director's ability to be independent from management in connection with the duties of a compensation committee member, including but not limited to: (1) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director; and (2) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

        Our board of directors has undertaken a review of the independence of each director. In making this determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence. Based on this review, our board of directors has determined that Messrs. Broshy, Gunderson, O'Connor, Mitchell, and Young and Drs. Malkiel, Molineaux, Ringrose, Smaldone Alsup and Whitesides, representing ten of our eleven directors, are "independent" as that term is defined under the Nasdaq for purposes of serving on our board of directors and those committees of our board of directors upon which each such director sits. The independent members of our board of directors hold, and will continue to hold, separate regularly scheduled executive session meetings at which only independent directors are present.

Lead Independent Director

        Mr. Winningham serves as our chairman of the board of directors and our principal executive officer. Mr. Young serves as our lead independent director. In his role as lead independent director, Mr. Young provides a source of leadership for the board of directors that is complementary to that of

Mr. Winningham as chairman of the board of directors and helps to ensure the effective independent functioning of the board of directors in its oversight responsibilities. As the lead independent director, Mr. Young coordinates the activities of the other independent directors, including coordinating with the chairman to determine an appropriate schedule of board of directors and committee meetings, working with the chairman to schedule any special update meetings he may determine would benefit the board of directors, working with the chairman to jointly set and agree upon the agenda for meetings of the board of directors, coordinating with the chairman on the quality, quantity and timeliness of information submitted by management to independent directors, developing agendas for and serving as chairman of the executive sessions of the board of directors' independent directors, calling any special meetings of the independent directors, serving as the principal liaison between the independent directors and the chairman, coordinating with the General Counsel and Secretary responses to questions and/or concerns from shareholders, employees, or other interested parties, and, in his dual role as lead independent director and chairman of the compensation committee, delivering the results of the chief executive officer's performance evaluation. Our board believes that the combined role of chairman and chief executive officer, while balanced with our use of a lead independent director, facilitates centralized board leadership in one person, so there is no ambiguity about accountability. In addition, given the relatively small size of our company, our board of directors believes that Mr. Winningham's leadership as both chairman and chief executive officer is appropriate. Our Board of Directors Guidelines on Significant Corporate Governance Issues ("Corporate Governance Guidelines") are posted on the Investor Relations portion of our website at www.theravance.com.

Board Committees

        Our board of directors has established an audit committee, a compensation committee and a nominating/corporate governance committee. Our board of directors and its committees set schedules for meetings throughout the year and can also hold special meetings and act by written resolutions from time to time, as appropriate. Our board of directors has delegated various responsibilities and authority to its committees as generally described below. The committees regularly report on their activities and actions to the full board of directors. Each member of each of our compensation, nominating/corporate governance and audit committees qualifies as an independent director in accordance with Nasdaq listing standards. Each committee of our board of directors has a written charter approved by our board of directors. Copies of each charter are posted on the Investor Relations portion of our website at www.theravance.com.

Audit Committee

        The current members of our audit committee are Dr. Malkiel, Mr. Mitchell, Mr. Broshy and Mr. O'Connor, each of whom is a non-employee member of our board of directors and can read and understand fundamental financial statements. Dr. Malkiel has served as a member of the committee since October 2013, Mr. Mitchell has served since October 2014, Mr. Broshy has served since April 2015 and Mr. O'Connor has served since October 2015. Dr. Malkiel, Mr. Mitchell, Mr. Broshy and Mr. O'Connor are each independent under the rules and regulations of the SEC and the listing standards of the Nasdaq applicable to audit committee members. Dr. Malkiel serves as chair of the audit committee. Our board of directors has determined that Dr. Malkiel qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of Nasdaq. During our fiscal year ended December 31, 2017, our audit committee held six meetings.

        The audit committee of our board of directors oversees our accounting practices, system of internal controls, audit processes and financial reporting processes. Among other things, our audit committee is responsible for periodically reviewing financial reporting processes and disclosure controls and processes based on consultation with the Company's management and independent auditors and counsel and reviewing with management and the independent auditors the adequacy and effectiveness of the Company's internal controls over financial reporting and the effectiveness of the Company's disclosure controls and procedures. It also discusses the scope and results of the audit with our independent registered public accounting firm, reviews with our management and our independent registered public accounting firm our interim and year-end operating results and, as appropriate, initiates inquiries into aspects of our financial affairs. Our audit committee is responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, our audit committee has sole and direct responsibility for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm, including approving services and fee arrangements. Significant related party transactions will be approved by our audit committee before we enter into them, as required by applicable rules and listing standards.

Compensation Committee

        The current members of our compensation committee are Messrs. Broshy and Young and Drs. Ringrose and Whitesides, each of whom is independent under applicable requirements of Nasdaq and the SEC rules and regulations. Mr. Young and Drs. Ringrose and Whitesides have served as members of the committee since October 2013 and Mr. Broshy has served as a member of the committee since October 2014. Mr. Young serves as chair of the compensation committee. The purpose of our compensation committee is to review and approve our overall compensation strategy and policies. Specifically, our compensation committee reviews and approves corporate performance goals and objectives relevant to the compensation of our executive officers and other senior management; reviews and approves the compensation and other terms of employment of our principal executive officer and other executive officers; approves the individual bonus programs in effect for our principal executive officer, other executive officers and any key employees for each fiscal year; recommends to our board of directors the compensation of our directors; recommends to our board of directors the adoption or amendment of equity and cash incentive plans and approves the adoption of and amendments to these plans; grants options and other equity awards; and administers our equity incentive plans and similar programs. During our fiscal year ended December 31, 2017, our compensation committee held four meetings.

        Mr. Winningham, our principal executive officer, does not participate in the determination of his own compensation or the compensation of our directors. However, he makes recommendations to our compensation committee regarding the amount and form of the compensation of the other executive officers and any key employees, and he often participates in the committee's deliberations about their compensation. Our General Counsel, Chief Financial Officer and our Senior Vice President, Human Resources, also assist our compensation committee in its executive officer, director and employee compensation deliberations. No other executive officers participate in the determination of the amount or form of the compensation of our executive officers or directors.

        During our fiscal year ended December 31, 2017, our compensation committee engaged the services of Frederic W. Cook & Co. ("FW Cook"), a compensation consulting firm, to advise the compensation committee regarding the amount and types of compensation that we provide to our executives and directors and how our compensation practices compare to the compensation practices of other companies. FW Cook reports directly to the compensation committee. FW Cook does not provide any services to us other than the services provided to the compensation committee. The compensation committee has assessed the independence of FW Cook pursuant to SEC rules and Nasdaq listing standards and concluded that no conflict of interest exists that would prevent FW Cook from independently representing the committee.

Nominating/Corporate Governance Committee

        The current members of our nominating/corporate governance committee are Drs. Molineaux and Malkiel and Mr. Young, each of whom is a non-employee member of our board of directors. Dr. Molineaux serves as the chair of the nominating/corporate governance committee and has been a member of the committee and held the position of chair since February 2018. Dr. Malkiel and Mr. Young have served as members of the committee since October 2013. The nominating/corporate governance committee oversees the nomination of directors, including, among other things, identifying, evaluating and making recommendations of nominees to our board of directors, and evaluates the performance of our board of directors and individual directors. Our nominating/corporate governance committee is also responsible for reviewing developments in corporate governance practices, evaluating the adequacy of our governance practices and making recommendations to our board of directors concerning corporate governance matters. During our fiscal year ended December 31, 2017, our nominating/corporate governance committee held four meetings.

Considerations in Evaluating Director Nominees

        Our nominating/corporate governance committee's criteria and process for evaluating and identifying the candidates that it selects, or recommends to the full board of directors for selection, as director nominees are as follows:

        Our nominating/corporate governance committee evaluates the current composition and organization of the board of directors and its committees, determines future requirements and makes recommendations to the board of directors for approval.

  •
  Our nominating/corporate governance committee evaluates the performance of the board of directors and of individual directors and oversees the board of directors' performance evaluation process, including conducting surveys of director observations, suggestions and preferences.

  •
  While our nominating/corporate governance committee has not established specific minimum qualifications for director candidates, in its evaluation of director candidates, including the members of the Board eligible for re-election, our nominating/corporate governance committee considers: (1) the current size and composition of the board of directors and the needs of the board of directors and its committees; (2) such factors as personal integrity, knowledge, skills, expertise, diversity of experience, ability to take independent analytical inquiries, understanding of Theravance Biopharma's business environment and willingness to devote adequate time and effort to serve as members of the board of directors; (3) relationships between directors and Theravance Biopharma's customers and suppliers; and (4) such other factors as the committee may consider appropriate.

  •
  With regard to candidates who are properly recommended by shareholders or by other means, our nominating/corporate governance committee will review the qualifications of any such candidate, which review may, in our nominating/corporate governance committee's discretion, include interviewing references, direct interviews with the candidate, or other actions our nominating/corporate governance committee deems necessary or proper.

  •
  Our nominating/corporate governance committee has the authority to retain and terminate any third-party search firm to identify director candidates, and has the authority to approve the fees and retention terms of such search firm.

  •
  After completing its review and evaluation of director candidates, our nominating/corporate governance committee selects, or recommends to the full board of directors for selection, the director nominees.

        Our nominating/corporate governance committee does not have a formal written policy with regard to the consideration of diversity in identifying director nominees. However, as discussed above, diversity of experience is one of the numerous criteria our nominating/corporate governance committee reviews before recommending a candidate.

        In addition, the board of directors (which includes our Chief Executive Officer) has used and may in the future use the services of a third party search firm to help identify, screen, conduct background investigations of, and interview potential director candidates.

Compensation Committee Interlocks and Insider Participation

        As noted above, the compensation committee of our board of directors is comprised of Messrs. Broshy and Young and Drs. Ringrose and Whitesides. None of the members of our compensation committee was at any time during the fiscal year ended December 31, 2017 (or at any other time) an officer or employee of Theravance Biopharma. None of our executive officers serve, or served during our fiscal year ended December 31, 2017, as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of our board of directors or our compensation committee.

Meetings of the Board of Directors

        The full board of directors met five times and acted by written resolutions once during our fiscal year ended December 31, 2017. No director attended fewer than 75% of the total number of meetings of the board of directors (held during the period he or she was a director) and meetings of any committees of the board of directors (held during the period he or she was a member) during our fiscal year ended December 31, 2017.

        It is our policy that directors are invited and encouraged to attend our annual general meetings. We have scheduled our Annual Meeting on the same day as a regularly scheduled board of directors meeting in order to facilitate attendance by the members of our board of directors.

Shareholder Recommendations for Nominations to the Board of Directors

        Our nominating/corporate governance committee reviews shareholder recommendations for candidates to our board of directors in accordance with our Corporate Governance Guidelines and our Shareholder—Director Communications Policy & Procedures. The board of directors' policy is to consider all bona fide director candidates recommended by shareholders of the Company. To recommend a candidate for election to the board of directors, a shareholder must notify the nominating/corporate governance committee by writing to the General Counsel or Secretary of Theravance Biopharma (Theravance Biopharma, Inc., c/o of its U.S. subsidiary, Theravance Biopharma US, Inc., at 901 Gateway Boulevard, South San Francisco, California 94080, Attention: General Counsel/Secretary) no later than the deadlines set forth in Theravance Biopharma's proxy statement for the preceding annual general meeting. Such shareholder's notice must include the following information to be considered (i) to the extent reasonably available, information relating to such director candidate that would be required to be disclosed in a proxy statement pursuant to Regulation 14A under the Securities Exchange Act, in which such individual is a nominee for election to the board of directors, including the candidate's name, age, detailed biographical data and qualifications for serving on our board of directors (including the candidate's principal occupation or employment), information regarding any relationships between us and the candidate within the last three years and the number of our ordinary shares beneficially owned by the candidate; (ii) the director candidate's written consent to (A) if selected, be named in Theravance Biopharma's proxy statement and proxy and (B) if elected, to serve on the board of directors; (iii) a statement from the recommending shareholder in support of the candidate, including a statement regarding the candidate's satisfaction of the board of directors'

membership criteria set forth in our Corporate Governance Guidelines; and (iv) any other information that such shareholder believes is relevant in considering the director candidate. The shareholder is also advised to provide evidence of the recommending person's ownership of our shares and the shareholder's name and address.

Board Oversight of Risk

        One of the key functions of our board of directors is informed oversight of our risk management process. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure. Our executive officers are responsible for the day-to-day management of the material risks we face. While our board of directors is ultimately responsible for risk oversight, our board committees assist the board in fulfilling its oversight responsibilities in certain areas of risk. The audit committee assists our board of directors in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and related procedures, legal and regulatory compliance, and discusses with management and the independent auditor guidelines and policies with respect to risk assessment and risk management. The nominating and corporate governance committee assists our board in fulfilling its oversight responsibilities with respect to the management of risk associated with board organization, membership and structure, and corporate governance. The compensation committee assesses risks created by the incentives inherent in our compensation policies. Finally, the full board of directors reviews strategic and operational risk in the context of reports from the management team, receives reports on all significant committee activities, and evaluates the risks inherent in significant transactions.

Director Compensation

        The following is a description of the standard compensation arrangements under which our non-employee directors are compensated for their service as directors, including as members of the various committees of our board of directors.

Cash Compensation

        Each non-employee member of our board of directors receives an annual retainer. The annual retainer was $50,000 per year until May 2017 when it was increased to $55,000 per year. Each non-employee member of our board of directors also receives the following meeting fees: (i) $1,000 for each board, committee and subsidiary board meeting attended ($500 for scheduled in-person meetings that a board member attends by video or telephone conference) and (ii) an additional $1,500 for attending in-person board of directors meetings held outside the United States. Effective as of January 1, 2018, the amount each non-employee member of our board of directors receives for each committee and subsidiary board meeting he or she attends increased to $2,000 (and $1,000 for scheduled in-person meetings that a board member attends by video or telephone conference). We also pay the following fixed annual retainers to our committee chairpersons and our lead independent director:

  •
  Lead independent director: $25,000;

  •
  Audit committee chairperson: $20,000;

  •
  Compensation committee chairperson: $13,000;

  •
  Nominating/corporate governance committee chairperson: $10,000; and

  •
  Science and technology advisory committee chairperson: $10,000.

        The members of our board of directors are eligible for reimbursement for their expenses incurred in attending board meetings in accordance with our policies.

Equity Compensation

        Each of our non-employee directors is also compensated with periodic automatic grants of equity awards under a program implemented under our 2013 Equity Incentive Plan. These grants are non-discretionary, and only our non-employee directors are eligible to receive these automatic grants.

        Under our automatic grant program, each individual who first becomes a non-employee director will, on the date such individual joins our board of directors, automatically be granted a one-time nonstatutory share option grant covering 12,000 ordinary shares. These initial option grants vest monthly over the director's first two years of service. In addition, on the date of joining our board of directors, a new non-employee director will also receive the standard annual equity awards (if joining on the date of our annual general meeting) or pro-rated annual equity awards (if joining on any other date), as described below. The pro-ration will be based upon the number of months of service the new board member will provide during the 12-month period ending on the one-year anniversary of the most recent annual general meeting.

        Annually (if applicable, upon his or her re-election to our board of directors at the annual general meeting), each non-employee director is automatically granted an equity award. In 2017 these annual equity awards consisted of restricted share units ("RSUs") covering 6,000 ordinary shares, which were scheduled to vest in full on the earlier of the one year anniversary of the date of grant or the next annual general meeting, subject to continued service through such date. Effective as of January 1, 2018, the annual equity awards will consist of (i) an RSU grant covering ordinary shares with a grant date value of $200,000 and (ii) a nonstatutory share option grant covering 6,000 ordinary shares. There will be no change to the vesting schedule for the annual RSU grant, and the annual option grant will vest monthly over one year of service.

        All automatic equity awards vest in full if we are subject to a change in control or the board member dies or becomes disabled while in service. Each share option granted pursuant to the automatic grant program will have an exercise price equal to the fair market value of our ordinary shares on the date of grant, a term of up to ten years and will remain exercisable for three years following termination of a director's service other than for cause. Each RSU granted pursuant to the automatic grant program will be settled by issuing our ordinary shares upon vesting and includes cash dividend equivalent rights in the event we pay any cash dividends to shareholders while the award is outstanding.

        In addition to the automatic equity awards described above, directors are also eligible to receive other equity awards under our 2013 Equity Incentive Plan.

2017 Director Compensation Table

        The following table sets forth the compensation awarded to, earned by, or paid to each person who served as a director during 2017, other than a director who also served as a named executive officer.

Name	Fees Earned or Paid in Cash ($)(1)		Share Awards ($)(2)(3)(4)	Total ($)
(a)	(b)		(c)	(h)
Eran Broshy	75,750		218,040	293,790
Henrietta H. Fore	78,750		218,040	296,790
Robert V. Gunderson, Jr.	66,750		218,040	284,790
Burton G. Malkiel, Ph.D.	99,750		218,040	317,790
Dean J. Mitchell	72,750		218,040	290,790
Susan Molineaux, Ph.D.	63,750		218,040	281,790
Donal O'Connor	75,750	(5)	218,040	288,790
Peter S. Ringrose, Ph.D.	80,750		218,040	298,790
George M. Whitesides, Ph.D.	70,750		218,040	288,790
William D. Young	111,750		218,040	329,790

(1)
Includes the annual retainers paid to each director for service in 2017, as well as fees for attendance at board of director and committee meetings in 2017.

(2)
The amounts in these columns represent the aggregate grant date fair value of share awards and option awards granted to the director during 2017 computed in accordance with FASB ASC Topic 718. See Note 9 of the notes to our consolidated financial statements in our Annual Report on Form 10-K filed on February 28, 2018 for a discussion of all assumptions made by us in determining the grant date fair value of our equity awards.

(3)
As of December 31, 2017, each of the above listed directors held outstanding, unvested RSUs under which 6,000 ordinary shares were issuable.

(4)
As of December 31, 2017, the above-listed directors held outstanding options to purchase the following number of our ordinary shares: Mr. Broshy (24,000); Ms. Fore (24,000); Mr. Gunderson (24,000); Dr. Malkiel (24,000); Mr. Mitchell (24,000); Dr. Molineaux (12,000); Mr. O'Connor (12,000); Dr. Ringrose (24,000); Dr. Whitesides (24,000); and Mr. Young (24,000). As of December 31, 2017, certain of the above-listed directors also held outstanding options to purchase the following number of shares of Innoviva, Inc.'s ("Innoviva") common stock: Ms. Fore (34,132); Mr. Gunderson (22,755); Dr. Malkiel (37,925); Dr. Ringrose (22,755); Dr. Whitesides (37,925); and Mr. Young (37,925). The Innoviva options held by our non-employee directors are fully vested, but, in connection with the spin-off, they were amended to remain outstanding based on service on our board of directors.

(5)
Includes $5,000 earned by Mr. O'Connor for service as a director of Theravance Biopharma Ireland Limited during 2017.

Non-Employee Director Share Ownership Guidelines

        Effective January 1, 2018, our board of directors adopted share ownership guidelines for our executive officers and our non-employee directors. Pursuant to these guidelines, beginning on the later of January 1, 2023 or after five years of service, non-employee directors are expected to hold shares (including RSUs, and whether or not vested) with a value equal to at least five times their annual base cash retainer.

Shareholder Communications with the Board of Directors

        Shareholders interested in communicating with the board of directors or a particular director should send correspondence to Theravance Biopharma, Inc., c/o of its U.S. subsidiary, Theravance Biopharma US, Inc., at 901 Gateway Boulevard, South San Francisco, California 94080, Attn: Secretary. Each communication should set forth (i) the name and address of the shareholder as it appears on our books and, if the shares are held by a nominee, the name and address of the beneficial owner of the shares, and (ii) the number of ordinary shares that are owned of record by the record holder and beneficially by the beneficial owner. Pursuant to our Shareholder—Director Communications Policy & Procedures, the Secretary has been instructed, in his discretion, to screen out communications from shareholders that are not related to the duties and responsibilities of the board of directors. If deemed an appropriate communication, the Secretary will forward it, depending on the subject matter, to the chairperson of a committee of the board of directors or a particular director, as appropriate.

EXECUTIVE OFFICERS

        The following table provides information concerning our executive officers as of March 5, 2018:

Name	Age	Position(s)
Rick E Winningham	58	Chief Executive Officer and Chairman of the Board
Renee D. Gala	45	Senior Vice President and Chief Financial Officer, Treasurer
Brett K. Haumann	48	Senior Vice President, Clinical Development and Chief Medical Officer
Sharathchandra (Sharath) S. Hegde	54	Senior Vice President, Research
Frank Pasqualone	62	Senior Vice President and Chief Commercial Operations Officer
Kenneth R. Pitzer	54	Senior Vice President, Product Strategy and Commercial Planning
Bradford J. Shafer	57	Executive Vice President, General Counsel and Secretary
Shehnaaz Suliman	46	Senior Vice President, Corporate Development and Strategy
Philip D. Worboys	48	Senior Vice President, Translational Science

        Rick E Winningham.    See biographical information set forth above under "Proposal One: Election of Directors—Information Regarding the Nominees and Other Directors."

        Renee D. Gala joined Theravance Biopharma as Vice President, Finance and Treasurer in June 2014 in connection with our spin-off from Innoviva, Inc. ("Innoviva") became Senior Vice President, Finance in July 2014 and became Senior Vice President and Chief Financial Officer in December 2014. Prior to the spin-off, Ms. Gala had been Vice President, Finance at Innoviva since January 2013. Ms. Gala joined Innoviva in June 2006, initially as Director of Financial Planning and Analysis and then as Senior Director of Finance and Procurement in July 2008. From 2001 to 2006, Ms. Gala worked at Eli Lilly and Company, where she held positions of increasing responsibility in global treasury, pharmaceutical sales, and corporate strategy/business development. Prior to joining Eli Lilly, she spent seven years in the energy industry in the U.S. and internationally in positions focused on corporate finance, project finance, and mergers and acquisitions. She is a member of the board of directors of Corcept Therapeutics Incorporated. Ms. Gala earned a B.S. in Mathematics from Vanderbilt University and an M.B.A. from Columbia Business School.

        Brett K. Haumann, M.D., M.B.A., joined Theravance Biopharma in June 2014 in connection with our spin-off from Innoviva, after joining Innoviva as Vice President, Clinical Development, in October 2013. He became Vice President, Clinical Development and Operations of Innoviva in March 2014 and became Senior Vice President, Clinical Development at Theravance Biopharma in December 2014. Dr. Haumann served as Chief Medical Officer at, and on the board of directors of Circassia Limited, a biopharmaceutical company from September 2012 to June 2013 and on the board of directors of Reacta Biotech LTD from June 2014 to November 2016. Dr. Haumann held senior positions at GlaxoSmithKline, including Medicines Development Leader and Vice President Clinical Development until August 2012. Dr. Haumann has more than 15 years of experience in the discovery and development of pulmonary and allergy medicines. Dr. Haumann completed his M.D. at the University of Witwatersrand Medical School, South Africa and holds an M.B.A. from Open University, United Kingdom.

        Sharathchandra (Sharath) S. Hegde, Ph.D., joined Theravance Biopharma in June 2014 in connection with the spin-off from Innoviva and became Senior Vice President, Research in March 2016. After joining Innoviva in September 1999, Dr. Hegde held various positions in the Pharmacology Department before being promoted to Vice President, Pharmacology in June 2007 and later becoming Vice President, Discovery Biology of Theravance Biopharma in June 2015. Prior to joining Innoviva, Dr. Hegde spent 9 years at Syntex Corporation, later acquired by Roche Holdings Ltd. as an Associate Director and, later, Director of Pharmacology. Dr. Hegde obtained his Ph.D. in Pharmacology from the

University of Houston and obtained his B.Pharm/M.Pharm degree in Pharmacy/Pharmacology from the University of Bombay.

        Frank Pasqualone joined Theravance Biopharma as Senior Vice President, Operations in June 2014 in connection with our spin-off from Innoviva. Prior to the spin-off, Mr. Pasqualone held the position of Senior Vice President, Operations at Innoviva since January 2014. From 2010 to 2012, he served as President of Intercontinental Region: Latin America, Middle East and Africa and also as President of Southern Europe from 2009 to 2010, at Bristol-Myers Squibb (BMS). Over a 25-year period with BMS, Mr. Pasqualone held senior management positions in the U.S. and globally. In the U.S., he was responsible for the Oncology/Virology business and led the marketing group in the Diabetes business. Since leaving Bristol-Myers Squibb and prior to joining Theravance, Mr. Pasqualone was self-employed as a part-time consultant. Mr. Pasqualone holds an M.B.A. from University of Dayton and a B.S. in Marketing from Bowling Green State University in Ohio.

        Kenneth R. Pitzer, D.V.M., has served as our Senior Vice President, Product Strategy and Commercial Planning since March 2016. Previously, Dr. Pitzer was Vice President, Strategic and Commercial Planning since he joined Theravance Biopharma in October 2014 from Innoviva, where he held the position of Vice President, Strategic and Commercial Planning since January 2008. Dr. Pitzer joined Innoviva in 2002 as Director, New Product Planning, and held various positions in the Commercial Development Department before being promoted to Vice President, Strategic and Commercial Planning in January 2008. Prior to joining Innoviva Dr. Pitzer worked at Lederle Laboratories, a pharmaceutical manufacturing company, as Marketing Manager from 1989 to 1995 and then at Cygnus, Inc., a biopharmaceutical company, from 1995 until 2002, ultimately serving as the Vice President of Product Management. Dr. Pitzer earned a Doctor of Veterinary Medicine degree from The Ohio State University in 1987 and an M.B.A. from Carnegie-Mellon University in 1989.

        Bradford J. Shafer has served as our Executive Vice President, General Counsel since March 2016 and our Secretary since November 2014. Previously, he was our Senior Vice President, General Counsel since September 2014. Prior to joining Theravance Biopharma, Mr. Shafer served as Senior Vice President, General Counsel and Secretary at Innoviva, since August 1999. From 1996 to 1999 he served as General Counsel of Heartport, Inc., a medical device company. From 1993 to 1996, Mr. Shafer was a partner in the Business and Technology Group at the law firm of Brobeck, Phleger & Harrison LLP. Mr. Shafer holds a J.D. from the University of California, Hastings College of the Law, where he was Editor-in-Chief of The Hastings Constitutional Law Quarterly, and a B.A. from the University of the Pacific, where he graduated magna cum laude.

        Shehnaaz Suliman, M.D., M.Phil., M.B.A.    joined Theravance Biopharma as Senior Vice President, Corporate Development and Strategy in July 2017, where she is responsible for leading the company's business development activities and corporate strategy, including identifying and executing strategic transactions to drive value. Prior to joining Theravance Biopharma, Dr. Suliman was Vice President and Global Therapeutic Head, Roche Partnering based at Genentech, Inc., a biopharmaceutical company, since May 2015, where she led a global team focused on strategic licensing and acquisition transactions. Since September 2010, Dr. Suliman was a Group Leader and Project Team Leader in the Genentech R&D Portfolio Management and Operations Group with oversight for early and clinical drug development programs in immunology, infectious diseases, neurosciences, cardiovascular, metabolism and ophthalmology. Prior to that, Dr. Suliman held various management roles at Gilead Sciences, Inc. over a period of six years since January 2005, where she played a leading role in defining and executing Gilead's licensing, mergers and acquisitions strategy into new therapeutic areas. Dr. Suliman was an investment banker with Lehman Brothers and Petkevich & Partners prior to Gilead, advising public and private companies on buy- and sell-side transactions from 2002-2004. She is a member of the board of directors of Parvus Therapeutics, Inc. Dr. Suliman received her M.D. at the University of Cape Town Medical School, South Africa, and holds an M.B.A, with distinction, and M.Phil. in Development Studies degrees from Oxford University, where she was a Rhodes Scholar.

        Philip D. Worboys, Ph.D., has served as our Senior Vice President, Translational Science since March 2016, where is he responsible for leading the progression of drug candidates from the discovery stage into human clinical studies, including clinical pharmacology and biomarker development as well as project management. Previously, Dr. Worboys was Vice President, Drug Metabolism and Pharmacokinetics (DMPK) since he joined Theravance Biopharma in October 2014 from Innoviva, where he held the position of Vice President, DMPK since November 2008. Prior to joining Innoviva, he served as Senior Director, DMPK at Roche Bioscience, Inc. since 2005. Dr. Worboys was an Associate Director, DMPK at Pharmacia Corporation from 2001 until its acquisition by Pfizer, Inc. and was Senior Director, DMPK at Pfizer, Inc. from 2003 to 2005. He spent the first part of his career in DMPK, at Merck Sharp & Dohme in Harlow, United Kingdom, and worked in various capacities at Aventis, Unilever and GlaxoSmithKline prior to that. Dr. Worboys obtained his Ph.D. degree in Pharmaceutics from Manchester University, United Kingdom. He holds a B.Sc. degree in Biochemistry from Imperial College of Science, Technology & Medicine at the University of London.

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        This section discusses our executive compensation polices and decisions and the most important factors relevant to an analysis of these policies and decisions. It provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our named executive officers and offers perspective on the data presented in the tables and narrative that follow.

Executive Summary

        We are a biopharmaceutical company that was spun out of Innoviva, Inc. ("Innoviva") in June 2014. As a biopharmaceutical company, we operate in an extremely competitive, rapidly changing and heavily regulated industry. We believe that the skill, talent, judgment and dedication of the executive officers and our other key employees are critical factors affecting our long-term shareholder value. Therefore, our goal is to maintain a compensation program that will fairly compensate employees while attracting and retaining highly qualified employees, motivating their performance and rewarding the achievement of key corporate goals. We also aim to align employees' long-term interests with those of our shareholders.

        Our portfolio spans a number of therapeutic areas and includes products in every stage of development from investigation and discovery, through early-, mid- and late-stage clinical trials, to commercialization and sale. It is important our named executive officers understand the tactical and strategic elements of every program in our portfolio while the program progresses from research to development to commercialization and life cycle management. The breadth and depth of our portfolio requires current knowledge of and facility with complex issues encompassing patient needs, the prescriber concerns and priorities, institutional dynamics, the "payor" landscape related to insurance reimbursement for patients and the priorities, plans, strengths and weaknesses of our competitors and potential partners. Our named executive officers must work in an integrated manner to maximize the value of each program, whether the program is wholly owned by Theravance Biopharma or rights and responsibilities are shared with a partner, and enable our research organization to discover and develop impactful new therapies.

  2017 Highlights

        Total Shareholder Return.    The Company's three-year annualized total shareholder return (TSR) for the three-year period ending December 31, 2017 was a compound growth rate of 23.3%, which represents 76th percentile performance relative to the Company's peer group utilized for 2017 compensation decisions over the same period.

        Achievement of Corporate Goals.    At the beginning of 2017, we set out to achieve eight corporate goals (described below in the "Annual Cash Incentive Compensation" section), of which the compensation committee determined that we accomplished or partially accomplished six out of eight goals for 2017.

        Lower CEO and Named Executive Officer Compensation.    Despite the above accomplishments, the total direct compensation as reported in the Summary Compensation Table of this proxy statement (consisting of base salary, annual incentive bonus and the grant date fair value of equity incentive awards) paid to our CEO in 2017 was approximately 60% lower than the total direct compensation paid to him in 2016. Additionally, the total direct compensation as reported in the Summary Compensation Table paid to all of our named executive officers, other than Dr. Suliman who was newly hired in 2017, was below the median of both the peer group used for 2017 compensation decisions and the new peer group that was determined in 2017 for 2018 compensation decisions. The lower total direct compensation reported in the Summary Compensation Table for our named executive officers is consistent with the special long term retention and performance incentive program implemented by the compensation committee in early 2016 for those of our executive officers employed by us at that time (the "Long-Term Retention and Performance Incentive Program") which is described in more detail below and consisted, in part, of restricted share unit awards ("RSUs") that were larger than in prior years, with extended, five-year vesting, and an expectation of substantially reduced replenishment awards in each of 2017 and 2018.

Compensation Philosophy and Objectives

        In order to attract, retain and incentivize our named executive officers, our compensation philosophy is to provide a competitive pay package with significant upside potential and an emphasis on equity compensation over annual cash compensation. We also strive to design officer compensation to reward annual goal achievement and increased shareholder value, while keeping focus on and greater potential financial reward for achievement of long-term, multi-year goals that we believe will create significant value for our shareholders. We believe that successful execution against the goals we set is the best way to enhance long-term shareholder value. Accordingly, our annual cash incentives and a substantial portion of our longer term incentives granted to named executive officers are tied to our achievement of corporate operating and drug development goals.

        The difficulty of achieving our goals in the time frames specified, as well as the high level of drug development and leadership experience of the officer team, motivates our compensation philosophy and the emphasis on longer-term compensation. Our annual and longer-term operating goals, which generally relate to the successful discovery, development, and regulatory approval of our compounds and the identification and execution of strong strategic partnerships, are aggressive. The business of discovering novel compounds and developing them as potential medicines is extremely risky, the current regulatory environment for new drug approvals is very uncertain, the field is highly competitive, and successful commercialization of approved medicines is increasingly challenging, including as a result of the increasing influence of third party payors. In addition, the time frames within which our operating goals must be achieved in order to earn annual incentive compensation are relatively short. We typically set more goals than we reasonably believe we can accomplish in a given time frame in order to stretch the leadership team.

Corporate Governance Policies

        In December 2017, our compensation committee adopted share ownership guidelines for our executive officers, which became effective January 1, 2018. The share ownership guidelines require each of our executive officers to own shares and share equivalents (including RSUs that are not subject to performance-based vesting, whether or not vested) equal in value to a multiple of base salary, specifically six times salary for the CEO and two times salary for our other executive officers. Executive officers are required to be in compliance with these guidelines by January 1, 2023, or, if later, by the five year anniversary of their becoming an executive officer. Thereafter, compliance will be measured annually. If, at the compliance measurement date, the executive officer does not meet the guideline, then until such officer is in compliance, he or she will be expected to hold 50% of the after-tax Theravance Biopharma shares acquired thereafter, whether by option exercise, vesting or settlement of equity awards.

Compensation Committee

        The compensation committee of our board of directors is comprised of four non-employee members of the board of directors. The compensation committee's basic responsibility is to review the performance of our management in achieving corporate objectives and to ensure that the named executive officers as well as other members of senior management are compensated effectively in a manner consistent with our compensation philosophy and competitive practice. In fulfilling this responsibility, the compensation committee reviews the performance of each named executive officer at least once each year, and generally twice per year. The CEO, as the manager of the executive team, assesses the executives' contributions to the corporate goals and makes a recommendation to the compensation committee with respect to any merit increase in salary, cash bonus and annual replenishment equity award for each member of the executive team, other than himself. The compensation committee meets with the CEO to evaluate, discuss and modify or approve these recommendations. The compensation committee also conducts a similar evaluation of the CEO's contributions when the CEO is not present, and determines any increase in salary, cash bonus and annual replenishment equity award for him.

        The compensation committee reviews all components of the named executive officers' compensation when we provide the compensation committee with compensation summaries for each executive officer at the beginning of each year. The information in these summaries is used by the compensation committee to assist it in analyzing existing compensation and any proposed changes in compensation for each named executive officer. The summaries include information regarding the accumulated value of equity ownership, how much is unvested, and the amount of potential value earnable under various share price and performance goal achievement scenarios.

        The summaries help the compensation committee to track changes in an officer's total direct compensation from year to year and to remain aware of the compensation historically paid to each named executive officer. The summaries reflect a variety of values for vested and unvested share awards assuming different share prices. They also provide insight into the aggregate values accumulated from historical equity awards and the potential costs of severance that result from the current severance program. In addition to the information and analyses supplied to the compensation committee as described above and in the peer group segment below, members of management support the compensation committee in its work from time to time and the compensation committee's independent executive compensation consultant provides compensation analyses, in each case, at the compensation committee's request.

2017 Vote on Executive Compensation

        At our 2017 annual meeting of shareholders, over 97% of our shareholders voted "For" a non-binding advisory resolution approving the compensation of our named executive officers, as disclosed in the proxy statement for that meeting. Our compensation committee reviewed the results of the 2017 advisory vote and viewed the high level of shareholder support as an affirmation of our compensation policy. As a result, our Compensation Committee concluded that no revisions were necessary to our named executive officer compensation program or philosophy.

Compensation Consultant

        The compensation committee has the authority under its charter to engage the services of outside advisors, experts and others to assist the compensation committee. In accordance with this authority and as described in the "Compensation Committee" section beginning on page 25, the compensation committee confers from time to time with its independent executive compensation consultant, Frederic W. Cook & Co. ("FW Cook"). FW Cook is retained by and reports directly to the compensation committee and its role is to assist and advise the compensation committee on matters related to compensation for executive officers, other key employees and non-employee directors. FW Cook does not work on projects for management except as an agent of the compensation committee and with the advance knowledge and approval of the chairman of the compensation committee. The compensation committee has the sole authority to retain and dismiss its outside compensation consultants.

Peer Group

        The peer group used to evaluate 2017 compensation decisions was established in the second half of 2015 (the "2015 Peer Group"), taking into account the advice of FW Cook. The objective was to find companies at a similar stage of commercial development, preferably located in California and/or near large urban centers, with a market capitalization below $2.5 billion. The 2015 Peer Group consisted of the following companies:

Peer Group
Arena Pharmaceuticals	OncoMed Pharmaceuticals
Depomed	Orexigen Therapeutics
Dynavax Technologies	Portola Pharmaceuticals
Exelixis	PTC Therapeutics
FibroGen	Raptor Pharmaceutical
Five Prime Therapeutics	XenoPort
Intersect ENT	XOMA
MannKind	Zogenix
Nektar Therapeutics

        The compensation committee typically revisits the peer group every two years. In December 2017, FW Cook revised the peer group (the "2017 Peer Group") that was used to evaluate 2018 compensation decisions. The 2017 Peer Group criteria focused on companies with market capitalization between 0.25-5.0 times that of Theravance Biopharma at the time the peers were chosen (which resulted in a range of $500 million to $10.5 billion in light of the Company's $2.1 billion market capitalization at the time), with the goal of positioning Theravance Biopharma near the median of the peer group. In selecting peer companies, market capitalization was considered the primary criterion as it drives equity compensation usage and reported grant values. The 2017 Peer Group consists of the following companies:

Peer Group
Acorda Therapeutics*	Intersect ENT
Agios Pharmaceuticals*	Ionis Pharmaceuticals*
Alnylam Pharmaceuticals*	Ironwood Pharmaceuticals*
bluebird bio*	Juno Therapeutics*
Clovis Oncology*	Nektar Therapeutics
Depomed	Neurocrine Biosciences*
Dynavax Technologies	Portola Pharmaceuticals
Exelixis	PTC Therapeutics
FibroGen	Retrophin*
Five Prime Therapeutics	Seattle Genetics*
Halozyme Therapeutics*	Ultragenyx Pharmaceutical*
Heron Therapeutics*

*
New for 2017 Peer Group

        We operate in an intensely competitive labor market, in which talented employees typically have many alternatives and it is relatively easy to change jobs. Accordingly, when making recommendations to our compensation committee and in making compensation decisions, our CEO and compensation committee review data about the compensation of similar officers at the peer group companies, with a view that, to be competitive, compensation levels should generally be at least at median of the peer data. While we believe this data provides useful insight into the competitiveness of our compensation packages, the compensation data provides only a reference point and we do not currently target any particular benchmark. Factors specific to our company and the individual named executive officers primarily inform our compensation decisions. For example, we believe that our portfolio of research and development programs, which currently includes multiple compounds in clinical development, a product under review for approval by the FDA and an approved product, is generally broader than those of companies in our peer group, which affects the skills and experiences needed by our executive officers and in turn affects our compensation decisions to attract and retain them.

Principal Elements of Compensation

  Base Salaries

        Base salaries are set to reflect compensation commensurate with the individual's current position, work experience and contribution. Our goal in this regard is to attract and retain high caliber talent for the position and to provide a base wage that is not subject to performance risk. Salary for the CEO and the other named executive officers is determined based on the underlying scope of their respective responsibilities, their personal experience working at innovative drug discovery companies, and taking into account competitive market compensation as a reference point. We review base salaries for the named executive officers annually, generally in the first quarter of each year. The CEO proposes salary adjustments to the compensation committee (other than for himself) based on any changes in competitive market salaries, individual performance and/or changes in job duties and responsibilities. The compensation committee then determines any salary adjustment applicable to each of the named executive officers.

        In February 2017, each of our named executive officers other than Dr. Suliman, whose base salary was negotiated at the time of her hiring in 2017, was provided an annual merit increase to his or her base salary. Messrs. Winningham and Shafer and Ms. Gala each received an increase of 3.5%, consistent with the reference amount the compensation committee allocated for employee merit increases generally. Mr. Pasqualone received an increase of 3% based on the compensation committee's assessment of his individual contributions to the 2016 goals.

  Annual Cash Incentive Compensation

        Our named executive officers are eligible for annual cash incentives under a Company-wide bonus program which is designed to reward the achievement of key corporate goals established by our board of directors at the beginning of the year and which we believe should increase shareholder value over time.

        Each named executive officer has a target bonus stated in terms of a percentage of the officer's annual base salary for the year. For 2017, target bonus percentages were 50% of annual base salary for the year for executive and senior vice presidents and 60% of annual base salary for the year for our CEO. For our named executive officers in 2016, no change was made in 2017 to their respective target bonus percentages.

        The goals applicable to the annual bonus program are established by our full board of directors at the beginning of the year as part of our annual business plan and communicated to employees. Specific weightings are not assigned to the goals, in order to provide our compensation committee with flexibility to determine each goal's relative weight and importance on the basis of actual results. At the end of the year, our compensation committee reviews the Company's performance against the goals and determines the overall level of achievement, which determines the size of the Company's bonus pool for all employees, as well as individual bonus amounts for the named executive officers. In making these determinations, the compensation committee considers information presented by the Company's Chief Executive Officer and its Senior Vice President, Human Resources on Company-wide performance against goals and the individual contributions of the named executive officers toward achievement of the goals.

        The goals comprising our cash bonus program for 2017 are listed in the table below (as well as the determination of our compensation committee on whether or not each goal was achieved) and applied to the bonus program for all employees, including our named executive officers. If all the goals for 2017 were fully achieved, our Company-wide bonus pool would have been funded at 150% of target.

2017 Corporate Goals	Achieved
1. Report positive data from Phase 1b ulcerative colitis program with TD-1473	X
2. Initiate Phase 2 trial in accelerated pathway to approval with TD-1473
3. File new drug application (NDA) for revefenacin in Chronic Obstructive Pulmonary Disease (COPD)	X
4. Demonstrate progress in advancing our acute care franchise (including accelerated enrollment in our bacteremia trial)
5. Report positive data from Phase 2a study in Neurogenic Orthostatic Hypotension (nOH) with TD-9855	X
6. Report positive data from the velusetrag Phase 2b Diabetic and Idiopathic Gastroparesis Efficacy, Safety and Tolerability (DIGEST) Study	X	(1)
7. Nominate at least one development candidate	X
8. Execute at least one corporate/business development transaction (based on business needs)	X	(1)

(1)
Goal partially achieved, as described in further detail below.

        As the table above indicates, for purposes of the 2017 cash bonus program, our compensation committee determined that we accomplished four out of eight annual performance goals for 2017. Our compensation committee also determined that we partially achieved two additional performance goals. As a result, the compensation committee determined to fund the cash bonus pool at 100% of target for non-executive officer employees and 90% for executive officers.

        The following goals were achieved by the Company during 2017:

  •
  Goal 1: Report positive data from Phase 1b ulcerative colitis program with TD-1473.  In August 2017, the Company announced positive data from the first cohort of patients in the Phase 1b study of TD-1473. While the Company continues to progress the study according to the protocol, the compensation committee noted that the data from the first study cohort provided the Company with confidence to begin planning to progress TD-1473 into a larger Phase 2/3 study of ulcerative colitis, which the Company intends to initiate in 2018. The Company also plans to initiate a Phase 2 study of TD-1473 in Crohn's disease in 2018.

  •
  Goal 3: File new drug application (NDA) for revefenacin in Chronic Obstructive Pulmonary Disease (COPD).  In November 2017, the Company submitted a NDA for revefenacin with the Food and Drug Administration (FDA). The NDA is supported by data from the two replicate Phase 3 efficacy studies and twelve-month safety study. In January 2018, the FDA accepted the NDA for review and assigned a Prescription Drug User Fee Act (PDUFA) target action date of November 13, 2018.

  •
  Goal 5: Report positive data from Phase 2a study in Neurogenic Orthostatic Hypotension (nOH) with TD-9855.  In 2017 we observed encouraging treatment responses in the majority of patients tested under the original protocol for the Phase 2a study of TD-9855 (dual norepinephrine and serotonin reuptake inhibitor (NSRI)) for the treatment of nOH. As a result of these positive responses, the Company decided to amend the study protocol and extend treatment for up to 20 weeks of therapy to assess the durability of treatment effects in patients. Although the Company does not yet have complete results from the extended study, the compensation committee believes the choice to amend the protocol to provide for the treatment extension portion of the study strengthened the program and did not detract from achievement of the goal of reporting positive data from this study.

  •
  Goal 7: Nominate at least one development candidate.  In early 2017, we nominated one new drug development candidate from our research programs. These research programs are focused in the areas of inflammation and immunology, with the goal of designing medicines that provide local activity restricted to targeted tissues and without systemic exposure, in order to maximize patient benefit and minimize risk. In addition, we nominated a second development candidate in early 2018, with the work primarily completed in 2017.

        While certain goals were not fully achieved by the Company during 2017, the compensation committee considered the following factors, including partial achievement and the progress made towards achievement:

  •
  Goal 6: Report positive data from the velusetrag Phase 2b Diabetic and Idiopathic Gastroparesis Efficacy, Safety and Tolerability (DIGEST) Study.  In August 2017, we announced positive top line results for the 5 mg dose of velusetrag in the DIGEST study. However, since planning for the velusetrag development program is ongoing, the compensation committee believes that the ultimate determination regarding the achievement of positive results from the DIGEST study will be dependent on the results of dialogue with regulatory agencies.

  •
  Goal 8: Execute at least one corporate/business development transaction (based on business needs).  In early February 2018, the Company executed a License and Collaboration Agreement with Janssen Biotech, Inc., one of the Janssen Pharmaceutical Companies of Johnson & Johnson ("Janssen"), in order to establish a collaboration for the development and commercialization of TD-1473 and related back-up compounds for inflammatory intestinal diseases, including ulcerative colitis and Crohn's disease. Although the agreement was not signed until 2018, the compensation committee believes that the significant effort, planning, discussions, diligence, negotiation and coordination in 2017 by a wide variety of employees that culminated in the execution of the agreement in early 2018 should be recognized and rewarded.

        With respect to the two corporate goals for which the compensation committee determined no partial achievement should be recognized for the purposes of 2017 bonuses, the committee made the following observations:

  •
  Goal 2: Initiate Phase 2 trial in accelerated pathway to approval with TD-1473.  The compensation committee noted management's thoughtful strategic decision to focus the Company's attention on the negotiation and execution of the agreement with Janssen, in order to focus resources and ensure alignment of the planned additional studies of TD-1473 with the development and commercial insights of our partner.

  •
  Goal 4: Demonstrate progress in advancing our acute care franchise (including accelerated enrollment in our bacteremia trial).  The compensation committee noted with appreciation the Company's focus on strategies to optimize operational effectiveness in its acute care commercial organization and the contributions of the patient registry study, or TOUR™, in providing information about the use of VIBATIV in real-world clinical settings. The compensation committee also recognized the diligent work done by the Company's acute care organization to prepare for the potential launch of revefenacin-with our partner Mylan. However, the compensation committee ultimately determined that VIBATIV sales in 2017 and the continued pace of enrollment in our bacteremia trial were not sufficient to warrant achievement of this goal.

        The actual bonuses awarded to our named executive officers are shown in the table below and reflected in the Bonus and Non-Equity Incentive Compensation columns of the "Summary Compensation Table" on page 47:

Name	Title	Cash Bonus ($)	Percentage of Target (%)
Rick E Winningham	Chief Executive Officer	504,991	90
Renee D. Gala	Senior Vice President and Chief Financial Officer, Treasurer	200,051	90
Frank Pasqualone	Senior Vice President and Global Head, Acute Care Business	113,934	45
Bradford J. Shafer	Executive Vice President, General Counsel and Secretary	225,889	90
Shehnaaz Suliman	Senior Vice President, Corporate Development and Strategy	237,500	100

        In the case of our executive officers, our compensation committee set the bonus pool at 90%, as opposed to 100% for non-executive officers, as a result of the failure to finally determine a planned development program for velusetrag in 2017. Our compensation committee exercised discretion to decrease Mr. Pasqualone's bonus amount to 45% due to insufficient advancement of our acute care franchise in 2017. Our compensation committee exercised its discretion to increase Dr. Suliman's bonus to 100% in recognition of her significant leadership role in the management, negotiation and execution of the agreement with Janssen.

  Equity Incentive Compensation

        We believe that successful research, development and commercialization of medicines requires excellent functional expertise. However, functional expertise alone will not result in approved medicines, successful customer interactions or a successful company. The long-term equity incentives of the Company seek to support our strategy of attracting people to the Company with excellence and expertise in functional areas (e.g. medicinal chemistry, different disciplines of biology, physical chemistry, process chemistry, clinical science, clinical trial execution, partnering and collaboration, strategic marketing, marketing science and financial planning). Equally as important, our equity incentive plans seek to support an environment of extraordinary teamwork as well as long-term retention of our employees in an intensely competitive environment.

        The types of equity compensation comprising the mix of officer compensation consist of: (i) options with time-based vesting, which require the market value of our ordinary shares to increase before they are valuable; (ii) performance-contingent restricted share awards ("RSAs") or restricted share unit awards (or RSUs), the right to which is dependent upon successful completion of corporate performance goals; and (iii) RSUs with time-based vesting. We do not use a targeted cash/equity split to set officer compensation. In 2017, we granted RSUs with time-based vesting to all of our named executive officers and, in connection with the commencement of her employment with us, we also granted options with time-based vesting and RSUs with performance-based vesting to Dr. Suliman.

        Generally, in order to align the officer's interests with those of our shareholders, a significant option grant is made to a named executive officer at the first regularly scheduled meeting of the compensation committee after the officer commences employment. Annual replenishment equity awards generally are considered during the first quarter of each year, and additional equity awards may be made in connection with an officer earning a promotion or taking on additional duties or for retention purposes in certain circumstances. Options have been used primarily as a hiring incentive, with annual replenishment awards provided in the form of RSUs. Replenishment equity awards are granted annually based on recommendations to the compensation committee from the CEO and guidelines established in 2014. Replenishment equity awards generally vest over a four-year period, although the replenishment RSUs awarded to our named executive officers in 2016 vest over a five-year period. The Company believes that the resulting overlapping vesting schedule from awards made in prior years, together with the number of shares subject to each award, helps ensure a meaningful incentive to remain in the Company's employ and to enhance shareholder value over time. Annual replenishment equity award grants to all employees generally are made during the first quarter of each year at a meeting of the compensation committee following annual employee performance reviews.

        The replenishment equity awards granted to our named executive officers in early 2017 were part of the special Long-Term Retention and Performance Incentive Program adopted by the compensation committee in 2016. This program was described in detail in our 2017 proxy statement and consists of (1) 2016 replenishment RSUs twice the size of the guideline replenishment award for the executive officers, with extended five-year vesting and an expectation of substantially reduced replenishment awards in each of 2017 and 2018; and (2) long term RSAs offering the named executive officers the opportunity to earn higher value over the 2016-2020 timeframe depending on how many key operating goals and objectives are achieved during that five year period (the "Five Year Performance RSAs"). The Five Year Performance RSAs vest based on the achievement of critical operating goals and objectives over the 2016-2020 timeframe and continued employment. In addition to strong key employee retention from the replenishment RSUs with time-based vesting, the Long-Term Retention and Incentive Program and the performance-contingent RSUs granted to Ms. Suliman are designed to reward the named executive officers for achievement of specific business objectives that the compensation committee views as critical long-term value drivers.

  2017 Annual Replenishment RSUs

        2017 was the second year of the Long-Term Retention and Performance Incentive Program. In connection with the Long-Term Retention and Performance Incentive Program, the guideline replenishment equity award for 2016, 2017 and 2018 for each participant in the Long-Term Retention and Performance Incentive Program was multiplied by three ("3-year award") to determine the number of shares that might normally be provided over that three year period. Each named executive officer participating in the Long-Term Retention and Performance Incentive Program was granted two-thirds of his respective 3-year award as a replenishment RSU in early 2016 with five-year vesting. Of the remaining one-third of the 3-year award, 60% was eliminated by the officer in exchange for being eligible to participate in the long-term five-year performance-contingent component of the Long-Term Retention and Performance Incentive Program. Twenty percent of the remaining one-third was granted to each named executive officer in 2017 and the other 20% of the remaining one-third was granted to each named executive officer in February 2018. These are the only equity grants currently expected to be made in 2018 to our named executive officers participating in the Long-Term Retention and Performance Incentive Program.

        The following table shows the number of replenishment RSUs that were granted to each of the named executive officers participating in the Long-Term Retention and Performance Incentive Program in the first quarter of 2017, as well as the number of replenishment RSUs granted to the named executive officers participating in the Long-Term Retention and Performance Incentive Program in February 2018, which is consistent with the Long-Term Retention and Performance Incentive Program (described further below) which intended to accelerate to 2016 certain RSU awards that might otherwise have been granted in 2017 and 2018. We did not grant any other equity awards to our named executive officers participating in the Long-Term Retention and Performance Incentive Program in 2017, resulting in 2017 equity award values for such named executive officers that were below the median of the Company's 2015 Peer Group. The reduced replenishment awards in 2017 also resulted in total direct compensation for our named executive officers (other than Dr. Suliman) for 2017 that was much lower than 2016 total direct compensation (approximately 60% lower for our CEO), and was below the median of both the Company's 2015 Peer Group and 2017 Peer Group.

Name and Title*	2017 RSUs	2018 RSUs
Rick E Winningham Chief Executive Officer	28,000	28,000
Renee D. Gala Senior Vice President and Chief Financial Officer, Treasurer	9,000	9,000
Frank Pasqualone Senior Vice President and Global Head, Acute Care Business	9,000	9,000
Bradford J. Shafer Executive Vice President, General Counsel and Secretary	9,000	9,000

*
Does not include Dr. Suliman as she is not a participant in the Long-Term Retention and Performance Incentive Program

  Five-Year Performance RSAs

        As described in detail in the "Equity Incentive Compensation" section of our 2017 proxy statement, the vesting of the Five-Year Performance RSAs granted to our named executive officers in 2016 hinges on the achievement of nine pre-specified milestones between 2016 and 2020, as well as continued employment. We believe the goals underlying the Five-Year Performance RSAs are strategically important for the Company and, if achieved in the manner set forth in the Long-Term Performance and Incentive Program, should increase shareholder value substantially. There are three potential vesting events, upon the achievement of any combination of milestones that add up to at least 10, 15 and 20 achievement points. We believe that these goals are extremely challenging, as further evidenced by the fact that no shares subject to these awards vested in 2016 or 2017 (nor to date in 2018). To date, two milestones—for Phase 3 Success (meaning the achievement of primary efficacy endpoints with an adverse event profile that would not reasonably be expected to result in a refusal to file designation from a regulatory authority of a Company Compound) and the first successful completion of a BD transaction—have been achieved, resulting in eight achievement points; however, there is no vesting of any portion of the shares under the Five-Year Performance RSAs until at least 10 achievement points are earned. A complete list of the goals applicable to the Five-Year Performance RSAs is set forth in the "Equity Incentive Compensation" section of our 2017 proxy statement.

  2017 Equity Awards Granted to Dr. Suliman

        In connection with Dr. Suliman's commencement of employment with us, she was granted the following equity awards: (i) consistent with our general philosophy of granting options to new officers, an option for 170,000 ordinary shares, with vesting over a four-year period of employment following the commencement of her employment; (ii) RSUs for 20,000 ordinary shares, with vesting over five years (25% of the shares are scheduled to vest on August 20th of each of 2019, 2020, 2021 and 2022, subject to her continued employment); and (iii) in order to create a performance-incentive similar to the Five-Year Performance RSAs granted to our other named executive officers as part of the Long-Term Retention and Incentive Program, performance-contingent RSUs for 50,000 ordinary shares. Fifty percent of the performance-contingent RSUs vest upon certification of achievement of one of the performance milestones set forth below, and the remaining 50% of the performance-contingent RSUs will vest on the one year anniversary following certification of achievement of a second performance milestone; provided, however, Dr. Suliman remains employed with us through such vesting date. The performance milestones applicable to Dr. Suliman's performance-contingent RSU are as follows:

Performance Milestone
#1	$150 million in Recurring Annual Corporate Revenue(1)
#2	First Successful Completion of a BD Transaction(2)
#3	Second Successful Completion of a BD Transaction(2)

(1)
"Recurring Annual Corporate Revenue" means achieving annual corporate revenue generated by the Company and its subsidiaries of $150 million or greater in each fiscal year for at least two (2) consecutive fiscal years. Recurring Annual Corporate Revenue includes net revenue from product sales, royalty revenue, profit sharing with collaboration partners, the 85% economic interest from Theravance Respiratory Company, LLC, and R&D funding/reimbursement classified as revenue. Recurring Annual Corporate Revenue excludes revenue from up-front payments received under licensing or collaboration agreements (including any premium on share purchases) and milestone payments. For the avoidance of doubt, loss sharing with collaboration partners and any negative revenue are not included in the determination of Recurring Annual Corporate Revenue. The amounts for all of the revenue components identified above to be included or excluded in the definition of Recurring Annual Corporate Revenue are the amounts determined under US GAAP that are included in the determination of the income/loss before income taxes as reported in the Company's Form 10-K.

(2)
"Successful Completion of a BD Transaction" means the execution of a definitive agreement for the out-license of a Company-discovered compound which provides for total upfront and potential milestone payments and/or purchases of the Company's equity securities at or above market prices of at least $250 million in aggregate.

        In February 2018, the compensation committee determined that one performance milestone (#2 in the table above) for the first successful completion of a BD transaction was achieved, as it related to the Company's entry into the License and Collaboration Agreement with Janssen. As a result, fifty percent of Dr. Suliman's performance-contingent RSUs vested on February 20, 2018.

  Post-Termination Protection

        We believe that the possibility of a change in control creates uncertainty for our officers regarding their continued employment by the Company because such transactions frequently result in senior management changes. We provide change in control protections to our officers to alleviate concerns regarding the possible occurrence of such a transaction, allowing them to focus their attention on the business of the Company. In addition, these protections encourage executives to remain with the Company during the threat or negotiation of a change in control transaction, which preserves the value of the Company and the potential benefit to be received by our shareholders in the transaction. No new agreements with our named executive officers covering potential payments upon termination or change-in-control were entered into during 2017, nor were there any amendments to such existing named executive officer agreements.

        The change in control severance benefits are structured under a Company plan instead of individual employment agreements. With this change in control severance plan, we sought uniformity of results among the officers based on their positions at the Company. In addition, we believe that the events triggering payment, both the consummation of a change in control and an involuntary termination, and then only when there is no misconduct by the officer, are fair hurdles for the ensuing income protection. A description of our change in control severance plan is in the "Potential Payments Upon Termination or Change-in-Control" section on page 52. For officers who were eligible to participate in the Amended and Restated Change in Control Severance Plan of Innoviva (i.e., such named executive officer was an officer of Innoviva as of December 16, 2009), Theravance Biopharma provides gross-ups for excise taxes potentially due upon a change in control. We feel that this is an appropriate and necessary benefit to offer to such former Innoviva employees in order to provide a level of benefits that is at least equal to those they were eligible for prior to our spin-off in 2014.

        We do not have agreements providing severance in the event of involuntary terminations that do not occur in connection with a change in control with any of our officers except the Chief Executive Officer. Pursuant to the offer letter we entered into with Mr. Winningham to become our Chief Executive Officer, if Mr. Winningham's service is terminated without cause, he will receive a lump-sum severance payment of 24 months of his current salary plus two times his current target bonus, which is the same severance protection he was entitled to at Innoviva.

  Perquisites

        The Company does not provide a non-qualified deferred compensation program or a supplemental executive retirement plan. Generally the Company does not provide perquisites or other personal benefits to named executive officers, and during 2017 we did not provide any perquisites to executive officers that were not provided to all employees.

  Tax Deductibility of Pay

        Section 162(m) of the Internal Revenue Code of 1986, as amended places a limit of $1,000,000 on the amount of compensation that Theravance Biopharma may deduct in any one year with respect to each of its CEO and certain other executive officers. Prior to changes in tax law taking effect in 2018, there was an exception to the $1,000,000 limitation for performance-based compensation, including options, meeting certain requirements. In 2016, our shareholders approved the Performance Incentive Plan, thereby enabling us to grant cash and equity-based awards in a manner intended to qualify for this exemption so that they would not be subject to the $1 million deduction limitation. Historically some of our named executive officer compensation arrangements were intended to qualify for this exception. However, to maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the compensation committee has not adopted a policy requiring all compensation to be deductible. The compensation committee has and may approve compensation or changes to plans, programs or awards that may cause the compensation or awards not to comply with Section 162(m) if it determines that such action is appropriate and in our best interests. The exemption from the Section 162(m) deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our CEO and certain other executive officers in excess of $1,000,000 will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.

Compensation Committee Report(1)

        The compensation committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on such review and discussions, the compensation committee has recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

        Submitted by the following members of the compensation committee:

Eran Broshy Peter S. Ringrose, Ph.D. George M. Whitesides, Ph.D. William D. Young, Chairman

(1)
The material in this report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of Theravance Biopharma under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

2017 Summary Compensation Table

        The following table sets forth all of the compensation awarded to, earned by, or paid to our "principal executive officer," our "principal financial officer" and our next three most highly compensated executive officers (our "named executive officers") for our fiscal years ended December 31, 2017, 2016 and 2015, as applicable.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)		Share Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)		Total ($)
Rick E Winningham	2017	932,534	201,997		874,720	—	302,995	5,000		2,317,245
Chief Executive Officer	2016	903,545	189,744		4,748,800	—	433,702	5,000		6,280,791
	2015	902,069	—		4,325,000	—	271,064	814		5,498,947
Renee D. Gala	2017	443,305	80,020		281,160	—	120,031	5,000		929,516
SVP and Chief Financial	2016	429,525	75,167		1,526,400	—	171,810	5,000		2,207,902
Officer, Treasurer	2015	428,315	—		2,335,500	—	161,072	814		2,925,701
Frank Pasqualone	2017	505,145	45,574		281,160	—	68,360	6,020	(6)	906,259
Senior Vice President and	2016	491,625	12,291		1,526,400	—	196,650	5,053		2,232,019
Global Head, Acute Care	2015	490,240	—		2,249,000	—	184,359	719		2,924,318
Business
Bradford J. Shafer	2017	500,561	90,356		281,160	—	135,533	5,000		1,012,609
Executive Vice President,	2016	478,413	87,510		1,950,400	—	191,365	5,000		2,712,688
General Counsel and Secretary	2015	441,031	—		2,076,000	—	165,854	814		2,683,698
Shehnaaz Suliman(7)	2017	201,515	245,000	(8)	638,600	2,844,865	142,500	2,981		4,075,461
Senior Vice President, Corporate Development and Strategy

(1)
Includes amounts deferred pursuant to our 401(k) plan.

(2)
The amounts in this column reflect cash bonuses awarded at the discretion of the compensation committee, as discussed in greater detail in the "Annual Cash Incentive Compensation" section of the "Compensation Discussion and Analysis" beginning on page 39. The 2017 amounts reflect credit awarded at the discretion of the compensation committee for partial achievement of two of the performance goals applicable to our 2017 annual cash bonus plan and, in the case of Dr. Suliman, additional credit for her role in the management, negotiation and execution of the agreement with Janssen.

(3)
The amounts in these columns reflect the aggregate grant date fair value of share awards and option awards granted by us, computed in accordance with FASB ASC Topic 718. See Note 9 of the notes to our consolidated financial statements in our Annual Report on Form 10 K filed on February 28, 2018 for a discussion of all assumptions made by us in determining the grant date fair value of such awards. In accordance with SEC rules, the grant date fair value of any award subject to a performance condition is based on the probable outcome of the performance conditions. In addition to the awards reflected in these columns, Dr. Suliman was also granted a performance-contingent RSU in August 2017, the vesting of which is tied to the achievement of performance milestones, as described in greater detail in the "2017 Equity Awards Granted to Dr. Suliman" section of the "Compensation Discussion and Analysis" beginning on page 44. At the time the award was made it was not probable that any of the performance milestones would be achieved and therefore no amount attributable to the award is included in the "share awards" column. The grant date fair value of the award assuming that two milestones (the maximum for purposes of full vesting of the RSUs) will be achieved was $1,596,500.

(4)
The amounts in this column reflect cash bonus awards earned by the named executive officers under our annual cash bonus plan, and which were paid in the first quarter of the following year.

(5)
Reflects matching contributions for the 401(k) plan.

(6)
Also includes the value of gift cards received by Mr. Pasqualone from the Company in connection with various Company functions, and tax gross-up amounts associated therewith.

(7)
Dr. Suliman was hired in 2017. Accordingly, compensation information is not provided for 2015 or 2016.

(8)
Also includes a signing bonus of $150,000 that was paid to Dr. Suliman in connection with her commencement of employment and which is subject to repayment in the event she terminates employment with us prior to the second anniversary of her date of hire.

2017 Grants of Plan-Based Awards

        The following table sets forth each non-equity incentive plan award and equity award granted to our named executive officers during fiscal year 2017. Unless indicated below, all equity awards were made under our 2013 Equity Incentive Plan.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)		Estimated Possible Payouts Under Equity Incentive Plan Awards
								All Other Option Awards: Number of Securities Underlying Options (#)
										All Other Stock Awards: Number of Shares or Units (#)(2)
												Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock Awards ($)
Name	Grant Date	Target ($)	Maximum ($)	Threshold (#)		Target (#)
Rick E Winningham	N/A	561,101	841,652	—		—		—		—		—	—
	2/6/2017	—	—	—		—		—		28,000	(3)	—	874,720
Renee D. Gala	N/A	222,279	333,419	—		—		—		—		—	—
	2/6/2017	—	—	—		—		—		9,000	(3)	—	281,160
Frank Pasqualone	N/A	253,187	379,781	—		—		—		—		—	—
	2/6/2017	—	—	—		—		—		9,000	(3)	—	281,160
Bradford J. Shafer	N/A	250,988	376,481	—		—		—		—		—	—
	2/6/2017	—	—	—		—		—		9,000	(3)	—	281,160
Shehnaaz Suliman	N/A	237,500	356,250	—		—		—		—		—	—
	8/1/2017	—	—	—		—		170,000	(4)	—		31.93	2,844,865
	8/1/2017	—	—	—		—		—		20,000	(5)	—	638,600
	8/1/2017	—	—	25,000	(6)	50,000	(6)	—		—		—	—	(7)

(1)
Each named executive officer was granted a non-equity incentive plan award pursuant to our 2017 annual cash bonus plan which is discussed in greater detail in the "Annual Cash Incentive Compensation" section of the "Compensation Discussion and Analysis" beginning on page 39. The amounts shown in the "target" column reflect the target payout under the plan. The target amount is equal to 50% of each named executive officers' base salaries, with the exception of Mr. Winningham, whose target bonus amount was 60% of his base salary. The amounts shown in the "maximum" column reflect the maximum payout under the plan if all of the goals were achieved. No "threshold" is applicable to these awards. The actual amounts paid to each named executive officer are shown in the Summary Compensation Table on page 47.

(2)
The RSUs will become fully vested if we are acquired and the holder is subject to an involuntary termination. Such vesting acceleration is described in greater detail in "Potential Payments Upon Termination or Change-in-Control" beginning on page 52.

(3)
Reflects an annual replenishment RSU granted under our 2013 Equity Incentive Plan. Twenty-five percent of the RSUs vested on February 20, 2018 and the remaining 75% of the RSUs vest in equal quarterly installments over the next four years, provided the holder remains in continuous service through each vesting date.

(4)
In connection with Dr. Suliman's commencement of employment with us, she was granted an option under our Performance Incentive Plan. 25% of the shares subject to the option will vest on August 1, 2018 and the remaining shares vest monthly thereafter, subject to Dr. Suliman's continuous service through each vesting date.

(5)
In connection with Dr. Suliman's commencement of employment with us, she was granted RSUs under our 2013 Equity Incentive Plan. 25% of the RSUs vest on August 20th of each of 2019, 2020, 2021 and 2022, subject to Dr. Suliman's continued employment through each vesting date.

(6)
In connection with Dr. Suliman's commencement of employment with us, she was granted performance-contingent RSUs under our Performance Incentive Plan. Vesting of these RSUs is contingent upon the achievement of performance milestones as well as continued employment, as described in greater detail in the "2017 Equity Awards Granted to Dr. Suliman" section of the "Compensation Discussion and Analysis" beginning on page 44. The number of shares reflected in the table above as the "threshold" payout assumes that one of the performance milestones will be achieved and Dr. Suliman will remain employed through the next regularly scheduled quarterly vest date after such achievement. The number of shares reflected in the table above as the "target" payout assumes that the second milestone will be achieved and that Dr. Suliman will remain employed by the Company through for a twelve-month period thereafter, through the next regularly-scheduled quarterly vest date. No "maximum" is applicable to these awards, as full vesting of the performance-contingent RSUs will be achieved at the "target" payout in the table above.

(7)
At the time the performance-contingent RSUs were granted to Dr. Suliman, it was not probable that any of the performance milestones relative to such award would be achieved. The grant date fair value of the award assuming that both milestones are achieved (the highest level attainable for purposes of full vesting of the RSUs) is set forth in footnote 3 to the Summary Compensation Table on page 47.

Outstanding Equity Awards at 2017 Fiscal Year-End

        The following table sets forth information regarding each unexercised option to purchase our ordinary shares, each restricted share unit and each restricted ordinary share held by each of our named executive officers as of December 31, 2017.

        Unless otherwise indicated below, all of our equity awards were granted under our 2013 Equity Incentive Plan and will fully vest in the event of a change in control unless the awards are assumed by the successor corporation or replaced with comparable awards. For additional information regarding other vesting acceleration provisions applicable to the outstanding equity awards held by our named executive officers, please see the section titled "Potential Payments Upon Termination or Change-in-Control" beginning on page 52.

        The table below also includes information regarding all options to purchase shares of the common stock of Innoviva (INVA) and restricted stock awards ("RSAs") held by each of our named executive officers as of December 31, 2017. In connection with the spin-off, all outstanding Innoviva options were adjusted using a formula designed to preserve the intrinsic value of the award prior to the spin-off. No adjustment was made to the number of Innoviva RSAs as the holders of Innoviva RSAs received ordinary shares in the spin-off. In addition, all outstanding Innoviva equity awards held by our employees were amended so that they remain outstanding and continue to vest based on service to either Innoviva or us following the spin-off and to provide that the equity awards will fully vest if the employee is subject to an involuntary termination in connection with or following our change in control.

		Option Awards						Stock Awards
Name	Security	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
(a)		(b)		(c)		(e)	(f)	(g)		(h)	(i)		(j)
Rick E Winningham	TBPH	76,667	(3)	3,333	(3)	23.51	6/02/2024	—		—	—		—
	TBPH	266,667	(4)	53,333	(4)	28.35	8/21/2024	—		—	—		—
	TBPH	—		—		—	—	78,125	(5)	2,178,906	—		—
	TBPH	—		—		—	—	182,000	(6)	5,075,980	105,000	(7)	2,928,450
	TBPH	—		—		—	—	28,000	(8)	780,920	—		—
Renee D. Gala	TBPH	81,458	(3)	3,542	(3)	23.51	6/02/2024	—		—	—		—
	TBPH	72,604	(9)	12,396	(9)	32.13	7/20/2024	—		—	—		—
	TBPH	—		—		—	—	37,500	(5)	1,045,875	—		—
	TBPH	—		—		—	—	4,687	(10)	130,720
	TBPH	—		—		—	—	58,500	(6)	1,631,565	33,750	(7)	941,288
	TBPH	—		—		—	—	9,000	(8)	251,010	—		—
Frank Pasqualone	INVA	181,745	(11)	7,902	(11)	30.25	1/22/2024
	TBPH	95,833	(3)	4,167	(3)	23.51	6/02/2024
	INVA	—		—		—	—	10,000	(12)	141,900
	TBPH	—		—		—	—	2,857	(12)	79,682
	TBPH	—		—		—	—	40,625	(5)	1,133,031	—		—
	TBPH	—		—		—	—	58,500	(6)	1,631,565	33,750	(7)	941,288
	TBPH	—		—		—	—	9,000	(8)	251,010	—		—
Bradford J. Shafer	TBPH	138,125	(13)	31,875	(11)	28.75	9/07/2024	—		—	—		—
	TBPH	—		—		—	—	37,500	(5)	1,045,875	—		—
	TBPH	—		—		—	—	14,062	(14)	392,189	—		—
	TBPH	—		—		—	—	58,500	(6)	1,631,565	33,750	(7)	941,288
	TBPH	—		—		—	—	9,000	(8)	251,010	—		—
Shehnaaz Suliman	TBPH	—		170,000	(15)	$31.93	7/31/2027
	TBPH	—		—		—	—	20,000	(16)	557,800	25,000	(17)	697,250

(1)
Computed in accordance with SEC rules as the number of unvested RSUs or RSAs, as applicable, multiplied by the closing market price of our ordinary shares or Innoviva's common stock, as applicable, at the end of the respective company's 2017 fiscal year, which was $27.89 for us and $14.19 for Innoviva. The actual value (if any) to be realized by the officer depends on whether the shares vest and the future performance of our ordinary shares.

(2)
Computed in accordance with SEC rules as the number of unvested RSAs multiplied by the closing market price of our ordinary shares at the end of the 2017 fiscal year, which was $27.89. The actual value (if any) to be realized by the officer depends on whether the performance milestones related thereto are achieved, whether the shares vest following achievement of the performance milestones, and the future performance of our ordinary shares.

(3)
Messrs. Winningham and Pasqualone and Ms. Gala were each granted options under our 2013 Equity Incentive Plan on June 3, 2014 in connection with their commencement of employment with us. Twenty-five percent of the shares subject to the option vested on February 20, 2015 and the remaining shares vest monthly thereafter over the course of the next three years, subject to the officer's continuous service through each vesting date.

(4)
Mr. Winningham was granted an option under our 2013 Equity Incentive Plan on August 22, 2014 in connection with commencing full-time employment with us. Twenty-five percent of the shares subject to the option vested on August 15, 2015 and the remaining shares vest monthly thereafter over the course of the next three years, subject to Mr. Winningham's continuous service through each vesting date.

(5)
Messrs. Winningham, Pasqualone and Shafer and Ms. Gala were each granted an annual replenishment equity award of RSUs under our 2013 Equity Incentive Plan on February 5, 2015. Twenty-five percent of the RSUs vested on February 20, 2016 and the remaining 75% of the RSUs vest in equal quarterly installments over the following three years, subject to the officer's continuous service through each vesting date.

(6)
Messrs. Winningham, Pasqualone and Shafer and Ms. Gala were each granted an annual replenishment equity award grant of RSUs under our 2013 Equity Incentive Plan on March 15, 2016. Twenty percent of the RSUs vested on February 20, 2017 and the remaining 80% of the RSUs vest in equal quarterly installments over the following four years, subject to the officer's continuous service through each vesting date.

(7)
Messrs. Winningham, Pasqualone and Shafer and Ms. Gala each received performance-contingent RSAs under our 2013 Equity Incentive Plan on March 15, 2016, which we refer to as "Five-Year Performance RSAs." The vesting of these RSAs is contingent upon the achievement of performance milestones by December 31, 2020 as well as continued employment, as described in detail in the "2016 Five-Year Performance RSAs" section of the "Compensation Discussion and Analysis" beginning on page 41 of our Proxy Statement for 2017 Annual General Meeting of Shareholders filed on April 11, 2017. In accordance with SEC rules, the number of shares in column (i) and the value of those shares in column (j) reflects threshold performance assuming milestones that add up to ten points are achieved.

(8)
Messrs. Winningham, Pasqualone and Shafer and Ms. Gala were each granted an annual replenishment equity award of RSUs under our 2013 Equity Incentive Plan on February 6, 2017. Twenty-five percent of the RSUs vested on February 20, 2018 and the remaining 75% vest in equal quarterly installments over the following three years, subject to the officer's continuous service through each vesting date.

(9)
Ms. Gala was granted an option under our 2013 Equity Incentive Plan on July 21, 2014 in connection with her promotion to Senior Vice President, Finance. Twenty-five percent of the shares subject to the option vested on July 21, 2015 and the remaining shares vest monthly thereafter over the course of the next three years, subject to Ms. Gala's continuous service through each vesting date.

(10)
Ms. Gala was granted RSUs under our 2013 Equity Incentive Plan on February 5, 2015 in connection with her promotion to Senior Vice President and Chief Financial Officer. Twenty-five percent of the RSUs vested on February 20, 2016 and the remaining 75% vest in equal quarterly installments over the following three years, provided that Ms. Gala remains in continuous service through each vesting date.

(11)
Mr. Pasqualone was granted an option by Innoviva under its 2012 Equity Incentive Plan on January 23, 2014 in connection with his commencement of employment with Innoviva. Twenty-five percent of the shares subject to the option vested on February 3, 2015 and the remaining shares vest monthly thereafter over the course of the next three years, subject to Mr. Pasqualone's continuous service with the Company through each vesting date.

(12)
Mr. Pasqualone was granted RSAs by Innoviva under its 2012 Equity Incentive Plan on January 23, 2014 in connection with his commencement of employment with Innoviva. Twenty-five percent of the RSAs will vest on February 20th of each of 2016, 2017, 2018 and 2019, subject to Mr. Pasqualone's continuous service through each vesting date.

(13)
Mr. Shafer was granted an option under our 2013 Equity Incentive Plan on September 8, 2014 in connection with his commencement of employment with us. Twenty-five percent of the shares subject to the option will vest on September 1, 2015 and the remaining shares will vest monthly thereafter, subject to Mr. Shafer's continuous service through each vesting date.

(14)
Mr. Shafer was granted RSUs under our 2013 Equity Incentive Plan on March 15, 2016 in connection with his promotion to Executive Vice President, General Counsel and Secretary. Twenty-five percent of the RSUs vested on February 20, 2017 and the remaining 75% of the RSUs vest in equal quarterly installments over the next three years, provided the holder remains in continuous service through each vesting date.

(15)
Dr. Suliman was granted an option under our Performance Incentive Plan on August 1, 2017 in connection with her commencement of employment with us. Twenty-five percent of the shares subject to the option will vest on August 1, 2018 and the remaining shares will vest monthly thereafter, subject to Dr. Suliman's continuous service through each vesting date.

(16)
Dr. Suliman was granted RSUs under our 2013 Equity Incentive Plan on August 1, 2017 in connection with her commencement of employment with us. Twenty-five percent of the RSUs will vest on August 20th of each of 2019, 2020, 2021 and 2022, subject to Dr. Suliman's continued employment through each vesting date.

(17)
Dr. Suliman was granted performance-contingent RSUs under our Performance Incentive Plan in connection with her commencement of employment with us. Vesting of these RSUs is contingent upon the achievement of performance milestones as well as continued employment, as described in greater detail in the "2017 Equity Awards Granted to Dr. Suliman" section of the "Compensation Discussion and Analysis" beginning on page 44. In accordance with SEC rules, the number of shares in column (i) and the value of those shares in column (j) reflects threshold performance assuming one milestone is achieved.

2017 Option Exercises and Stock Vested

        The following table shows the number of shares acquired upon exercise of options by each named executive officer during fiscal year 2017 and the number of restricted ordinary shares and restricted share units held by each named executive officer that vested during the 2017 fiscal year.

		Option Awards		Stock Awards
Name	Security	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
(a)		(b)	(c)	(d)	(e)
Rick E Winningham	TBPH	—	—	160,892	5,182,231
	INVA	—	—	1,374	18,260
Renee D. Gala	TBPH	—	—	65,678	2,108,248
	INVA	—	—	1,974	25,642
Frank Pasqualone	TBPH	—	—	65,428	2,102,467
	INVA	—	—	5,000	66,450
Bradford J. Shafer	TBPH	—	—	72,616	2,337,282
	INVA	—	—	624	8,293
Shehnaaz Suliman	TBPH	—	—	—	—

(1)
Value realized is based on the fair market value of our ordinary shares on date of exercise minus the exercise price (or, in the case of Innoviva options, the fair market value of Innoviva's common stock on the date of exercise minus the exercise price) and does not necessarily reflect proceeds actually received by the officer.

(2)
Value realized is based on the fair market value of our ordinary shares on the vesting date (or, in the case of vesting of Innoviva RSAs held by one of our named executive officers, based on the fair market value of Innoviva's common stock) multiplied by the number of shares vested and does not necessarily reflect proceeds received by the officer. With respect to vesting of Innoviva RSAs, the value also includes cash dividends previously declared with respect to such RSAs, which were also released to the holder upon vesting of the RSA.

Potential Payments Upon Termination or Change-in-Control

        Each of our named executive officers is entitled to severance benefits pursuant to our severance plan. In addition, Mr. Winningham is entitled to severance benefits pursuant to his letter agreement entered into in connection with his appointment as Chief Executive Officer.

Change in Control Severance Benefits

        Pursuant to our severance plan, if a named executive officer is subject to an involuntary termination within 3 months prior to or 24 months after our change in control, the officer is entitled to the following benefits provided he or she signs a release a release of claims:

  •
  In the case of our Senior Vice Presidents and Executive Vice President, a lump sum payment equal to 150% of the officer's annual base salary and target bonus.

  •
  In the case of our Chief Executive Officer, a lump sum payment equal to 200% of the officer's annual base salary and target bonus.

  •
  A pro-rata portion of the named executive officer's target bonus based on the number of full months of employment completed in the year of termination.

  •
  Continuation of the officer's health and welfare benefits for the shorter 18 months or the expiration of the officer's continuation coverage under COBRA.

  •
  Full vesting of any unvested options or other equity awards held by the officer; provided, however, that the restricted ordinary shares subject to performance-based vesting that were granted to our named executive officers on March 15, 2016 (the "Five-Year Performance RSAs") as well as the performance-based RSUs granted to Dr. Suliman in August 2017 (the "Suliman PRSUs") for which the performance milestones have not been achieved as of the change in control (the "Remaining Shares") are subject to forfeiture at the time of the change in control as follows: (i) if the per share value to be received by a holder of our ordinary shares in such change in control (the "CIC Value") is less than or equal to $16.96 per share or, in the case of Dr. Suliman, $31.93 per share, as adjusted for share splits and similar events (such amount, in either case, the "Base Value"), all Remaining Shares will be forfeited; (ii) if the CIC Value is greater than the Base Value but less than two times the Base Value, then a percentage of each named executive officer's Remaining Shares equal to the percentage by which the CIC Value is greater than the Base Value (rounded down to the nearest whole percent) may be retained by the named executive officer and the balance of the Remaining Shares will be forfeited; and (iii) if the CIC Value is equal to or greater than two times the Base Value, none of the Remaining Shares will be forfeited. All unforfeited Remaining Shares following such change in control will be subject to the following vesting schedule and will remain eligible for vesting acceleration in accordance with our Change in Control and Severance Plan: Fifty percent of the unforfeited Remaining Shares will vest on the one-year anniversary of the change in control and the remaining 50% of the unforfeited Remaining Shares will vest on the two-year anniversary of the change in control, subject to the named executive officer's continuous service through the applicable vesting date.

  •
  In the case of named executive officers who were eligible to participate in the Theravance, Inc. Amended and Restated Change in Control Severance Plan (i.e., such named executive officer was an officer of Innoviva as of December 16, 2009), a tax gross-up payment in the event an independent accounting firm selected by us determines that the named executive officer would be subject to excise taxes under IRC Section 4999 as a result of payments under the change in control severance plan or otherwise.

Definitions

        A "change in control" for purposes of our change in control severance plan includes:

  •
  The consummation of a merger or consolidation if persons who were not our shareholders prior to the merger or consolidation own 50% or more of the voting securities of the surviving company and its parent.

  •
  A sale, transfer or other disposition of all or substantially all of our assets.

  •
  A change in the composition of our board of directors as a result of which fewer than 50% of the incumbent directors either were directors on the date twelve months prior to the change in control (the "Original Directors") or were appointed or nominated for election to the board of directors by a majority of the Original Directors or directors whose appointment or nomination was approved by at least 50% of the Original Directors.

  •
  A transaction as a result of which any person becomes the beneficial owner of 50% or more of our outstanding voting securities.

        A transaction shall not constitute a change in control if its sole purpose is to change our country or state of incorporation, as applicable, or to create a holding company that will be owned in substantially the same proportions by the persons who held our securities immediately before such transaction. In addition, a transaction shall not constitute a change in control unless it also constitutes a "change in control event" under Treasury Regulation 1.409A-3(a)(5).

        An "involuntary termination" for purposes of our change in control severance plan means a termination of an officer's employment for reasons other than misconduct, or an officer's resignation following (1) a material diminution in the officer's authority, duties or responsibilities, (2) a material reduction in the officer's base compensation, (3) a material change in the officer's work location or (4) a material breach of the officer's employment agreement by us. In order to qualify as an involuntary termination, the officer must give written notice to us within 90 days after the initial existence of one of the conditions described above and such condition must not have been cured within 30 days thereafter.

        "Misconduct" for purposes of our change in control severance plan means an officer's (1) commission of any material act of fraud, embezzlement or dishonesty, (2) material unauthorized use or disclosure of confidential information or trade secrets or (3) other material intentional misconduct adversely affecting our business or affairs.

Severance Benefits

        In addition to the severance benefits he is entitled to pursuant to our change in control severance plan, Mr. Winningham's offer letter provides that if his employment is terminated by us without cause and he is not eligible for severance benefits under our change in control severance plan, he will receive a lump-sum severance payment of 24 months' salary plus two times his current target bonus provided he signs a general release of claims. "Cause" means Mr. Winningham's (i) unauthorized use or disclosure of our confidential information or trade secrets, which use causes material harm to us, (ii) conviction of a felony under the laws of the U. S. or any state thereof, (iii) gross negligence, or (iv) repeated failure to perform lawful assigned duties for thirty days after receiving written notification from our board of directors.

        The table below reflects the potential payments and benefits to which our named executive officers would be entitled under the arrangements described above. The amounts shown in the table below assume that both the change in control (if applicable) and termination of employment occurred on December 29, 2017 (the last business day of the 2017 fiscal year) and that all eligibility requirements under the change in control severance plan (or in the case of Mr. Winningham, pursuant to his offer letter) were met. Although Messrs. Winningham and Shafer would be eligible for a tax gross-up payment pursuant to the change in control severance plan as described above, a change in control as of December 29, 2017 would not have resulted in potential payments or benefits to either that would have triggered excise taxes under IRC Section 4999 and a gross-up amount is therefore not included in the table below.

        The following assumptions were used in calculating the values described in the table below:

  •
  Value of Option Acceleration:  The value of the vesting acceleration was calculated by multiplying the number of unvested option shares by the difference between the closing price of our ordinary shares on December 29, 2017 (which was $27.89 per share) and the exercise price of the option. For unvested Innoviva options, the value of the vesting acceleration of such option shares was calculated by multiplying the number of unvested option shares by the difference between the closing price of Innoviva's common stock on December 29, 2017 (which was $14.19 per share) and the exercise price of the option.

  •
  Value of Restricted Ordinary Shares and Restricted Share Unit Acceleration:  The value of the vesting acceleration of the restricted ordinary shares and unvested RSUs was calculated by multiplying the number of unvested shares or RSUs by the closing price of our ordinary shares on December 29, 2017 (which was $27.89 per share). For unvested shares of Innoviva's common stock, the value of the vesting acceleration of the shares of Innoviva common stock was calculated by multiplying the number of such unvested shares by the closing price of Innoviva's common stock on December 29, 2017 (which was $14.19 per share).

Name	Bonus for Year of Termination ($)(1)	Cash Severance ($)(2)	Vacation Payout ($)	Options that Vest ($)(3)	Restricted Shares or RSUs that Vest ($)(4)	Health and Welfare ($)(5)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(i)
Rick E Winningham(6)	561,101	2,992,541	89,916	14,599	15,532,638	59,900	19,250,694
Renee D. Gala	222,279	1,000,256	41,891	15,514	5,468,866	59,900	6,808,706
Frank Pasqualone	253,187	1,139,342	48,688	18,251	5,646,884	36,233	7,142,585
Bradford J. Shafer	250,988	1,129,444	34,482	—	5,730,335	59,900	7,205,148
Shehnaaz Suliman	237,500	1,068,750	11,626	—	557,800	40,671	1,916,347

(1)
Reflects payment of the officer's 2017 bonus at target.

(2)
Reflects payment of 150% or 200% of the officer's base salary and target bonus, as applicable.

(3)
Reflects full vesting of all unvested options.

(4)
Reflects full vesting of all unvested RSAs and RSUs. For all of our named executive officers other than Dr. Suliman, it also includes vesting of 64.45% of the Remaining Shares, which is equal to the percentage by which the closing price of our ordinary shares on December 29, 2017, $27.89, is greater than the Base Value for the Five-Year Performance RSAs, rounded down to the nearest whole percent. No amount has been included for Dr. Suliman related to the Suliman PRSUs, as the Base Value for such award exceeded the closing price of our ordinary shares on December 29, 2017. See "—Change in Control Severance Benefits" on page 52.

(5)
Reflects the cost of each officer's COBRA premiums for 18 months.

(6)
If Mr. Winningham's employment had been terminated by the Company without cause on December 29, 2017 other than in connection with a change in control, he would have been entitled to receive the cash severance payments indicated in column (c) and the vacation payout in column (d) but no other benefits.

Pay Ratio Disclosure

        As required by the Dodd-Frank Act and SEC rules, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Rick Winningham, our Chief Executive Officer:

        For our fiscal year ended December 31, 2017:

  •
  The median of the annual total compensation of all employees (other than our CEO) was $176,909; and

  •
  The annual total compensation of our CEO, as reported in the 2017 Summary Compensation Table included elsewhere in this Proxy Statement, was $2,317,245.

        Based on this information the ratio of the annual total compensation of Mr. Winningham to the median of the annual total compensation of our employees was approximately 13:1.

        The above ratio is appropriately viewed as an estimate. To identify the median of the annual compensation of our employees, we reviewed the Form W-2 compensation (specifically, Box 5 of such

Form) of our U.S. employees as of December 31, 2017 for the period from January 1, 2017 through December 31, 2017. Non-U.S. employees were excluded as they constituted less than 5% of our workforce. As of December 31, 2017, we had 340 employees, including nine employees in Ireland and one in the United Kingdom. No cost-of-living or other adjustments were made in determining our median employee. Once we identified our "median employee," using the methodology described above, we determined that employee's annual total compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K for purposes of calculating the required pay ratio.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information known to us regarding beneficial ownership of our voting securities as of March 5, 2018 by:

  •
  each person known by us to be the beneficial owner of more than 5% of any class of our voting securities;

  •
  our named executive officers;

  •
  each of our directors; and

  •
  all executive officers and directors as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as noted by footnote, and subject to community property laws where applicable, the persons named in the table below have sole voting and investment power with respect to all ordinary shares shown as beneficially owned by them. The table below is based upon information supplied by officers, directors, Forms 4, Schedules 13G and Schedules 13D filed with the SEC.

        This table lists applicable percentage ownership based on 54,797,313 ordinary shares outstanding as of March 5, 2018. Options to purchase shares of our ordinary shares that are exercisable within 60 days of March 5, 2018 and RSUs subject to release within 60 days of March 5, 2018 are deemed to be beneficially owned by the persons holding these options and RSUs, as applicable, for the purpose of computing percentage ownership of that person, but are not treated as outstanding for the purpose of computing any other person's ownership percentage.

	Beneficial Ownership
Name and Address of Beneficial Owner(1)	Number of Shares	Percent of Total Outstanding Ordinary Shares(2)
5% Shareholders
Woodford Investment Management Limited(3)	10,747,108	19.6%
9400 Garsington Road Oxford, OX4 2HN United Kingdom
The Baupost Group, L.L.C.(4)	10,179,996	18.6%
10 St. James Ave, Suite 1700 Boston, MA 02116
GlaxoSmithKline plc(5)	9,644,807	17.6%
980 Great West Road Brentford, Middlesex TW8 9GS, United Kingdom
FMR LLC(6)	8,139,620	14.9%
245 Summer Street Boston MA 02210
BlackRock, Inc.(7)	3,743,955	6.8%
55 East 52nd Street New York, NY 10055
Vanguard Group, Inc.(8).	3,398,332	6.2%
100 Vanguard Blvd. Malvern, PA 19355

	Beneficial Ownership
Name and Address of Beneficial Owner(1)	Number of Shares	Percent of Total Outstanding Ordinary Shares(2)
Named Executive Officers and Directors
Rick E Winningham(9)	1,395,205	2.5%
Renee D. Gala(10)	407,595	*
Frank Pasqualone(11)	344,369	*
Bradford J. Shafer(12)	309,244	*
Shehnaaz Suliman	16,230	*
Eran Broshy(13)	42,000	*
Robert V. Gunderson, Jr.(14)	69,906	*
Burton G. Malkiel, Ph.D.(15)	86,571	*
Dean Mitchell(16)	42,000	*
Susan M. Molineaux, Ph.D.(17)	30,000	*
Donal O'Connor(18)	27,000	*
Peter S. Ringrose, Ph.D.(19)	45,428	*
Laurie Smaldone Alsup(20)	4,276	*
George M. Whitesides, Ph.D.(21)	261,054	*
William D. Young(22)	59,124	*
All executive officers and directors as a group (19 persons)(23)	3,845,309	6.9%

*
Less than one percent.

(1)
Unless otherwise indicated, the address for each beneficial owner is c/o Theravance Biopharma US, Inc., 901 Gateway Boulevard, South San Francisco, California 94080.

(2)
Beneficial ownership as reported in the table has been determined in accordance with SEC rules and regulations and includes shares of our ordinary shares that may be issued upon the exercise of options that are exercisable within 60 days of March 5, 2018 and RSUs subject to release within 60 days of March 5, 2018. Pursuant to SEC rules and regulations, all shares not currently outstanding that are subject to stock options exercisable within 60 days of March 5, 2018 and RSUs subject to release within 60 days of March 5, 2018 are deemed to be outstanding for the purpose of computing "Percent of Class" held by the holder of the class but are not deemed to be outstanding for the purpose of computing the "Percent of Class" held by any other shareholder.

(3)
Based on the Amendment No. 4 to Schedule 13G filed with the SEC on February 13, 2018 by Woodford Investment Management Ltd. ("WIM") and Neil Woodford, Head of Investment for WIM and the Amendment No. 3 to Schedule 13G filed with the SEC on February 13, 2018 by CF Woodford Equity Income Fund, 40 Dukes Place, London, EC3A 7NH, United Kingdom (the "Woodford Fund"). The Woodford Fund holds shared voting and dispositive power of 8,114,946 shares. WIM is the Manager of the Woodford Fund, and has investment discretion and voting power over securities held of record by the Woodford Fund. WIM may be deemed to be the beneficial owner of the ordinary shares of Theravance Biopharma beneficially owned by the Woodford Fund. The Woodford Fund may also be deemed to be beneficial owners of such ordinary shares of Theravance Biopharma because, pursuant to the Management Agreement between the Woodford Fund and WIM, the Woodford Fund may give WIM disposition and voting instructions for the Woodford Fund's securities and because the Management Agreement may be terminated at any time upon 60 days' or less notice. WIM and Mr. Woodford each hold shared voting and dispositive power of 10,747,108 shares. WIM is an investment manager, authorized and regulated by the Financial Conduct Authority, in the business of investment management. Mr. Woodford, as a controlling person of WIM, may be deemed to have beneficial ownership under Section 13 of the Securities Exchange Act, of the securities beneficially owned by WIM.

  Securities beneficially owned by WIM were purchased on behalf of its clients. Mr. Woodford expressly disclaims beneficial ownership of the ordinary shares beneficially owned by WIM, except to the extent of any pecuniary interest therein.

(4)
Based on the Amendment No. 3 to Schedule 13G filed with the SEC on February 13, 2018 jointly by The Baupost Group, L.L.C. ("Baupost"), Baupost Group GP, L.L.C. and Seth A. Klarman. Baupost, Baupost Group GP, L.L.C. and Mr. Klarman each hold shared voting and shared dispositive power of 10,179,996 shares. Baupost Group is a registered investment adviser and acts as an investment adviser and general partner to various private investment limited partnerships. Securities reported as being beneficially owned by Baupost were purchased on behalf of certain of such partnerships. Baupost Group GP, L.L.C., as the Manager of Baupost, and Mr. Klarman, as the sole owner and managing member of Baupost Group GP, L.L.C. a controlling person of Baupost, may be deemed to have beneficial ownership under Section 13 of the Securities Exchange Act of 1934, as amended, of the securities beneficially owned by Baupost.

(5)
Based on the Amendment No. 2 to Schedule 13D filed with the SEC on February 3, 2017 by GlaxoSmithKline plc. Shares are held of record by Glaxo Group Limited, an indirect wholly owned subsidiary of GlaxoSmithKline plc, an English public limited company. GlaxoSmithKline plc holds sole voting and sole dispositive power of 9,644,807 shares.

(6)
Based on the Amendment No. 2 to Schedule 13G filed with the SEC on February 13, 2018 by FMR LLC ("FMR LLC") and Abigail P. Johnson, Director, the Chairman and the Chief Executive Officer of FMR LLC. FMR LLC has sole voting power of 693,551shares and sole dispositive power of 8,139,620 shares. Ms. Johnson has sole dispositive power of 8,139,620 shares. FIAM LLC, Fidelity Institutional Asset Management Trust Company, Fidelity Management & Research Company, Inc. ("FMR Co.") and Strategic Advisers, Inc. beneficially owns the ordinary shares held by FMR LLC. FMR Co. beneficially owns 5% or greater of our ordinary shares. Members of the Johnson family, including Ms. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Ms. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act ("Fidelity Funds") advised by FMR Co., which power resides with the Fidelity Funds' Boards of Trustees. FMR Co. carries out the voting of the shares under written guidelines established by the Fidelity Funds' Boards of Trustees. The Amendment No. 2 to Schedule 13G did not reflect any securities, if any, beneficially owned by certain other companies whose beneficial ownership of securities is disaggregated from that of the FMR LLC, certain of its subsidiaries and affiliates, and other companies in accordance with Securities and Exchange Commission Release No. 34-39538 (January 12, 1998).

(7)
Based on the Amendment No. 3 to Schedule 13G filed with the SEC on January 30, 2018 by BlackRock, Inc. ("Blackrock"). Blackrock has sole voting power of 3,655,280 shares and sole dispositive power of 3,743,955 shares. The subsidiaries included in the report were as follows: BlackRock Advisors, LLC, BlackRock Investment Management (UK) Limited, BlackRock Capital Management, Inc., BlackRock Asset Management Canada Limited, BlackRock Investment Management (Australia) Limited, BlackRock (Netherlands) B.V., BlackRock Fund Advisors, BlackRock Asset Management Ireland Limited, BlackRock Institutional Trust Company, National Association, BlackRock Financial Management, Inc., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC.

(8)
Based on the Amendment No. 1 to Schedule 13G filed with the SEC on February 8, 2018 by Vanguard Group, Inc. ("Vanguard"). Vanguard has sole voting power of 80,952 shares, shared voting power of 2,711 shares, sole dispositive power of 3,317,442 shares and shared dispositive power of 80,890 shares. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, is the beneficial owner of 78,179 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, is the beneficial owner of 5,484 shares as a result of its serving as investment manager of Australian investment offerings.

(9)
Includes: (i) 373,333 shares subject to options exercisable within 60 days of March 5, 2018 and (ii) 420,000 long-term performance contingent restricted share awards (the "Five-Year Performance RSAs") with respect to which Mr. Winningham has sole voting power but no dispositive power.

(10)
Includes: (i) 164,688 shares subject to options exercisable within 60 days of March 5, 2018 and (ii) 135,000 Five-Year Performance RSAs with respect to which Ms. Gala has sole voting power but no dispositive power.

(11)
Includes (i) 100,000 shares subject to options exercisable within 60 days of March 5, 2018, (ii) 135,000 Five-Year Performance RSAs with respect to which Mr. Pasqualone has sole voting power but no dispositive power and (iii) 1,428 of our ordinary shares distributed in the spin-off with respect to Innoviva restricted shares that remain subject to vesting.

(12)
Includes: (i) 155,833 shares subject to options exercisable within 60 days of March 5, 2018 and (ii) 135,000 Five-Year Performance RSAs with respect to which Mr. Shafer has sole voting power but no dispositive power.

(13)
Includes: (i) 24,000 shares subject to options exercisable within 60 days of March 5, 2018 and (ii) 6,000 RSUs subject to release within 60 days of March 5, 2018.

(14)
Includes 10,847 shares held by Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP ("Gunderson Dettmer"). Mr. Gunderson disclaims beneficial ownership of the shares held by Gunderson Dettmer except to the extent of his pecuniary interest therein. Also, includes: (i) 24,000 shares subject to options exercisable within 60 days of March 5, 2018 and (ii) 6,000 RSUs subject to release within 60 days of March 5, 2018.

(15)
Includes: (i) 24,000 shares subject to options exercisable within 60 days of March 5, 2018 and (ii) 6,000 RSUs subject to release within 60 days of March 5, 2018.

(16)
Includes: (i) 24,000 shares subject to options exercisable within 60 days of March 5, 2018 and (ii) 6,000 RSUs subject to release within 60 days of March 5, 2018.

(17)
Includes: (i) 12,000 shares subject to options exercisable within 60 days of March 5, 2018 and (ii) 6,000 RSUs subject to release within 60 days of March 5, 2018.

(18)
Includes: (i) 12,000 shares subject to options exercisable within 60 days of March 5, 2018 and (ii) 6,000 RSUs subject to release within 60 days of March 5, 2018.

(19)
Includes: (i) 24,000 shares subject to options exercisable within 60 days of March 5, 2018 and (ii) 6,000 RSUs subject to release within 60 days of March 5, 2018

(20)
Includes: (i) 2,500 shares subject to options exercisable within 60 days of March 5, 2018 and (ii) 1,776 RSUs subject to release within 60 days of March 5, 2018.

(21)
Includes: (i) 24,000 shares subject to options exercisable within 60 days of March 5, 2018 and (ii) 6,000 RSUs subject to release within 60 days of March 5, 2018.

(22)
Includes: (i) 24,000 shares subject to options exercisable within 60 days of March 5, 2018 and (ii) 6,000 RSUs subject to release within 60 days of March 5, 2018.

(23)
Includes an aggregate of (i) 1,047,729 shares subject to options exercisable within 60 days of March 5, 2018; (ii) 2,856 of our ordinary shares distributed in the spin-off with respect to Innoviva restricted shares that remain subject to vesting; (iii) 55,776 RSUs subject to release within 60 days of March 5, 2018; and (iv) 1,230,000 Five-Year Performance RSAs with respect to which the holders have sole voting power but no dispositive power.

 EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information as of December 31, 2017 with respect to our ordinary shares that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by shareholders	4,850,701	(1)	$28.64	(3)	3,613,634(4	)(5)
Equity compensation plans not approved by shareholders	555,626	(2)	$18.56	(3)	79,214
Total	5,406,327		$26.40		3,692,848

(1)
Includes 1,952,943 shares issuable upon exercise of outstanding options and 2,897,758 shares issuable upon vesting of outstanding restricted share units.

(2)
Includes 555,626 shares issuable upon exercise of outstanding options and no outstanding restricted share units.

(3)
Does not take into account outstanding restricted share units as these awards have no exercise price.

(4)
Includes 814,011 ordinary shares available under our Employee Share Purchase Plan.

(5)
On January 1st of each year, commencing on January 1, 2015 and ending on and including January 1, 2023, the number of authorized ordinary shares under our 2013 Equity Incentive Plan automatically increases by a number of ordinary shares equal to the least of (i) 5% of the total number of outstanding ordinary shares on December 31st of the prior year, (ii) 3,428,571 ordinary shares or (iii) a number of ordinary shares determined by our board of directors. On January 1st of each year, commencing on January 1, 2015 and ending on and including January 1, 2033, the number of authorized ordinary shares under our Employee Share Purchase Plan automatically increases by a number of ordinary shares equal to the least of (i) 1% of the total number of outstanding ordinary shares on December 31st of the prior year, (ii) 571,428 ordinary shares or (iii) a number of ordinary shares determined by our board of directors.

        The Theravance Biopharma, Inc. 2014 New Employee Equity Incentive Plan ("2014 Plan") is a non-shareholder approved plan, which was adopted by our board of directors on October 22, 2014 and is intended to satisfy the requirements of Nasdaq Listing Rule 5635(c)(4) or any successor thereto. Nonstatutory share options, share appreciation rights, restricted shares and share units may be granted under the 2014 Plan to new employees of Theravance Biopharma. Our board of directors authorized 750,000 of our ordinary shares for issuance under the 2014 Plan. All option grants made pursuant to the plan must have an exercise price per share of no less than 100% of the fair market value per ordinary share on the grant date. Each option or other equity incentive award granted pursuant to the plan will vest in installments over the holder's period of service with us. Additional features of the 2014 Plan are outlined in Note 9 to our consolidated financial statements in our Annual Report on Form 10-K filed on February 28, 2018.

RELATED PARTY TRANSACTIONS

        In addition to the compensation arrangements with our directors and executive officers described elsewhere in this proxy statement, the following is a description of each transaction since January 1, 2017 and each currently proposed transaction in which:

  •
  we have been or are to be a participant;

  •
  the amount involved exceeds or will exceed $120,000; and

  •
  any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

Indemnification Agreements

        We have entered into indemnification agreements with each of our directors and executive officers and certain other employees. The indemnification agreements will provide that we indemnify each of our directors, executive officers and such other employees against any and all expenses incurred by that director, executive officer, or other employee because of his or her status as one of our directors, executive officers, or other employees, to the fullest extent permitted by applicable law and our Amended and Restated Memorandum and Articles of Association. In addition, the indemnification agreements provide that, to the fullest extent permitted by the applicable laws, we will advance all expenses incurred by our directors, executive officers and other employees in connection with a legal proceeding.

Legal Services

        We have engaged Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP ("Gunderson Dettmer"), of which Mr. Gunderson, one of our directors, is a founding partner, as our primary legal counsel. Fees and reimbursable expenses are incurred in the ordinary course of business, and during the year ended December 31, 2017 we incurred $0.3 million. Mr. Gunderson's interest in these fees is not readily calculable. We believe the services rendered to us by Gunderson Dettmer were on terms comparable to those that could be obtained in arm's length dealings with an unrelated third party. We expect to continue to retain the services of Gunderson Dettmer in the future.

Consulting Services

        During 2017, we engaged NDA Group, of which Dr. Smaldone Alsup, one of our directors, is the Chief Operating Officer and Chief Scientific Officer, to perform consulting services related to the regulatory plans for one of our drug candidates. We paid NDA Group approximately $143,000 in 2017 for these services. Dr. Smaldone Alsup's interest in these payments is not readily calculable. We expect to continue to retain the services of NDA Group in the future.

Review, Approval or Ratification of Transactions with Related Persons

        Transactions, arrangements or relationships in which we were, are or will be a participant and the amount involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest are subject to review, approval or ratification by our audit committee or the independent members of our board of directors. Our board of directors has adopted written policies and procedures with respect to related person transactions and our audit committee has the principal responsibility for reviewing related person transactions. In conformance with SEC regulations, these policies and procedures define related persons to include our executive officers, our directors and nominees to become a director of our company, any person who is known to us to be the beneficial owner of more than 5% of any class of our voting securities, any immediate family member of any of the foregoing persons, and any firm, corporation or other entity in which any of the foregoing persons is employed, is a general partner or in which such person has a 5% or greater beneficial ownership interest. As set forth in our policies and procedures, it is our general policy to approve or ratify related person transactions only when the board of directors or a committee of the board of directors determines that the transaction is in, or is not inconsistent with, our and our shareholders' best interests, including situations where we may obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when the transaction is on terms comparable to those that could be obtained in arm's length dealings with an unrelated third party.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act requires that our executive officers and directors and persons who own more than 10% of our ordinary shares file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. We believe that during the fiscal year ended December 31, 2017, our directors, executive officers and greater than 10% shareholders complied with all applicable Section 16(a) filing requirements. In making this statement, we have relied upon a review of the copies of Section 16(a) reports furnished to us and written representations from certain parties that no other reports were due.

 AUDIT COMMITTEE REPORT

        The information contained in the following report of Theravance Biopharma's audit committee is not considered to be "soliciting material," "filed" or incorporated by reference in any past or future filing by Theravance Biopharma under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that Theravance Biopharma specifically incorporates it by reference.

Role of the Audit Committee

        The audit committee operates under a written charter adopted by our board of directors. The audit committee of our board of directors oversees our accounting practices, system of internal controls, audit processes and financial reporting processes. Among other things, our audit committee is responsible for reviewing our disclosure controls and processes, and the adequacy and effectiveness of our internal controls. It also discusses the scope and results of the audit with our independent registered public accounting firm, reviews with our management and our independent registered public accounting firm our interim and year-end operating results and, as appropriate, initiates inquiries into aspects of our financial affairs. Our audit committee is responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, our audit committee has sole and direct responsibility for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm, including approving services and fee arrangements. Significant related party transactions will be approved by our audit committee before we enter into them, as required by applicable rules and listing standards. A more detailed description of the functions and responsibilities of the audit committee can be found in Theravance Biopharma's audit committee charter, published on the corporate governance section of Theravance Biopharma's website at www.theravance.com.

        The audit committee oversees our financial reporting process on behalf of the board of directors. Management is responsible for our internal controls, financial reporting process, selection of accounting principles, determination of estimates and compliance with laws, regulations and ethical business conduct. Our independent registered public accounting firm is responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles.

Review of Audited Financial Statements for the Year ended December 31, 2017

        The audit committee has reviewed and discussed with Theravance Biopharma's management and Ernst & Young LLP the audited consolidated financial statements of Theravance Biopharma for the year ended December 31, 2017. The audit committee has also discussed with Ernst & Young LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board regarding communications between our independent registered public accounting firm and audit committee.

        The audit committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and has discussed with Ernst & Young LLP its independence from Theravance Biopharma, Inc.

        In performing its functions, the audit committee acts in an oversight capacity and necessarily relies on the work and assurances of our management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm, Ernst & Young LLP, who in their report express an opinion on the conformity of our annual financial statements with accounting principles generally accepted in the United States and the effectiveness of our internal control over financial reporting. It is not the duty of the audit committee to plan or conduct audits, to determine that our financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assess or determine the effectiveness of our internal control over financial reporting.

        Within this framework, the audit committee has reviewed and discussed with management Theravance Biopharma's audited financial statements as of and for the year ended December 31, 2017 and its internal control over financial reporting. The audit committee has also discussed with the independent registered public accounting firm, Ernst & Young LLP, the matters required to be discussed by Auditing Standard No. 16, "Communications with Audit Committees," issued by the Public Company Accounting Oversight Board. In addition, the audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence.

        Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in Theravance Biopharma's annual report on Form 10-K for the year ended December 31, 2017 for filing with the SEC.

Submitted by the audit committee

Burton G. Malkiel, Ph.D., Chairman
Eran Broshy
Dean J. Mitchell
Donal O'Connor

 OTHER MATTERS

        We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the shares they represent as recommended by the board of directors.

        It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote at your earliest convenience on the Internet or by telephone as instructed, or by executing and returning a proxy card in the envelope provided.

THE BOARD OF DIRECTORS March 21, 2018

Annex A

RESOLUTION OF SHAREHOLDERS

OF

THERAVANCE BIOPHARMA, INC.

        WHEREAS, in order to preserve, for the shareholders of Theravance Biopharma, Inc., a Cayman Islands exempted company (the "Company"), the long-term value of the Company, the Board of Directors of the Company (the "Board") has recommended that the shareholders of the Company approve the shareholder rights plan (the "Rights Plan") set forth in the form of rights agreement provided as Exhibit A to this resolution (as the same may be amended from time to time, the "Rights Agreement") and authorize the Board to put the Rights Plan into effect in the future if and when the Board deems appropriate and in the best interests of the Company; and

        WHEREAS, the shareholders of the Company wish to approve the Rights Plan and authorize the Board to put the Rights Plan into effect in the future if and when the Board deems appropriate and in the best interests of the Company;

        NOW THEREFORE BE IT:

        RESOLVED, that the Rights Plan is hereby approved, and the Board is hereby authorized to adopt and put the Rights Plan into effect in the future if and when the Board deems appropriate and in the best interests of the Company;

        RESOLVED, without limiting the foregoing authority, the Board shall have the authority in connection with putting the Rights Plan into effect to determine:

            (i)  the applicable record date, the initial exercise price of the Rights (as such term is defined in the Rights Agreement), the redemption price therefor, and, if the Company has not redeemed or exchanged them prior to such time, the date after which the Rights shall no longer be exercisable,

           (ii)  the person or entity designated as rights agent under the Rights Agreement, and

          (iii)  the form, terms and provisions of the Rights Agreement, which shall be substantially in the form presented to the shareholders with such modifications therein as shall be approved by the Board.

        RESOLVED, in addition to the specific authorizations set forth in any of the foregoing resolutions, the Board is hereby authorized to take or cause to be taken any and all such further actions as they shall in their judgment determine to be necessary, desirable or advisable to carry out fully the intent and purposes of the foregoing resolutions.

A-1

 Exhibit A

FORM OF RIGHTS AGREEMENT

THERAVANCE BIOPHARMA, INC.
and
[Computershare Trust Company, N.A.],
as Rights Agent
RIGHTS AGREEMENT
Dated as of [                ] [    ], 20[    ]

EXH-A-i

RIGHTS AGREEMENT

        This Rights Agreement, dated as of [    ] [    ], 20[      ] (as amended, supplemented, restated, extended or renewed from time to time, this "Agreement"), is between Theravance Biopharma, Inc., a Cayman Islands exempted company (the "Company"), and [Computershare Trust Company, N.A., a federally chartered trust company], as Rights Agent (the "Rights Agent").

        The Board of Directors of the Company (the "Board") has authorized and granted one preferred share purchase right (a "Right") for each Ordinary Share (as hereinafter defined) of the Company issued and outstanding as of the Close of Business (as defined below) on [    ] [    ], 20[      ] (the "Record Date"), each Right representing the right to purchase one one-thousandth (subject to adjustment pursuant to Section 11(n)) of a Preferred Share (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each Ordinary Share that shall become issued and outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined); provided, however, that Rights may be issued with respect to Ordinary Shares that shall become issued and outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22.

        Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

        Section 1.    Certain Definitions.     For purposes of this Agreement, the following terms have the meaning indicated:

        (a)   "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates and Associates of such Person, and together with any Person with whom such Person is Acting in Concert (or any Affiliate or Associate thereof), shall be a Beneficial Owner (as such term is hereinafter defined) of 19.9% or more of the Ordinary Shares then issued and outstanding, but shall not include an Exempt Person (as such term is hereinafter defined); provided, however, that (i) if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an "Acquiring Person" became a Beneficial Owner of a number of Ordinary Shares such that the Person would otherwise qualify as an "Acquiring Person" inadvertently (including, without limitation, because (A) such Person was unaware that it beneficially owned a percentage of Ordinary Shares that would otherwise cause such Person to be an "Acquiring Person" or (B) such Person was aware of the extent of its Beneficial Ownership of Ordinary Shares but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement) and without any intention of changing or influencing control of the Company, and such Person does not, with such Person's Affiliates and Associates, or together with any Person with whom such Person is Acting in Concert (or any Affiliate or Associate thereof), become the owner of any additional Ordinary Shares after learning of or having been informed of such Person becoming (save for this clause) an Acquiring Person, then such Person shall not be deemed to be or to have become an "Acquiring Person" for any purposes of this Agreement unless and until such Person shall have failed to divest itself, as soon as practicable (as determined, in good faith, by the Board of Directors of the Company), of Beneficial Ownership of a sufficient number of Ordinary Shares so that such Person would no longer otherwise qualify as an "Acquiring Person"; (ii) if, as of the date hereof or prior to the first public announcement of the adoption of this Agreement, any Person is or becomes a Beneficial Owner of 19.9% or more of the Ordinary Shares issued and outstanding, such Person shall not be deemed to be or to become an "Acquiring Person" unless and until such time as such Person shall, after the first public announcement of the adoption of this Agreement, become a Beneficial Owner of additional Ordinary Shares (other than pursuant to a dividend or distribution paid or made by the Company on the issued and outstanding Ordinary Shares or pursuant to a split or subdivision of the issued and outstanding Ordinary Shares), unless, upon becoming a Beneficial Owner of such additional Ordinary Shares, such

EXH-A-1

Person is not then a Beneficial Owner of 19.9% or more of the Ordinary Shares then issued and outstanding; (iii) no Person shall become an "Acquiring Person" as the result of an acquisition of Ordinary Shares by the Company which, by reducing the number of shares issued and outstanding, increases the proportionate number of Ordinary Shares beneficially owned by such Person to 19.9% or more of the Ordinary Shares then issued and outstanding, provided, however, that if a Person shall become a Beneficial Owner of 19.9% or more of the Ordinary Shares then issued and outstanding by reason of such share acquisitions by the Company and shall thereafter become a Beneficial Owner of any additional Ordinary Shares (other than pursuant to a dividend or distribution paid or made by the Company on the issued and outstanding Ordinary Shares or pursuant to a split, subdivision or recapitalization of the issued and outstanding Ordinary Shares), then such Person shall be deemed to be an "Acquiring Person" unless upon becoming a Beneficial Owner of such additional Ordinary Shares such Person does not beneficially own 19.9% or more of the Ordinary Shares then issued and outstanding; (iv) no Person shall become an "Acquiring Person" solely as a result of any unilateral grant of any security by the Company or through the exercise of any options, warrants, rights or similar interests (including restricted shares) granted by the Company to its directors, officers and employees; and (v) no Person shall become an "Acquiring Person" as the result of the acquisition of Beneficial Ownership of the Ordinary Shares from an individual who, on the later of the date hereof or the first public announcement of this Agreement, is a Beneficial Owner of 19.9% or more of the Ordinary Shares then issued and outstanding if such Ordinary Shares are received by such Person upon such individual's death pursuant to such individual's will or pursuant to a charitable trust created by such individual for estate planning purposes. For all purposes of this Agreement, any calculation of the number of Ordinary Shares issued and outstanding at any particular time, including for purposes of determining the particular percentage of such issued and outstanding Ordinary Shares of which any Person is a Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date hereof. As used in this Agreement, a Person shall be deemed to be "Acting in Concert" with another Person if such Person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert with such other Person in, or towards a common goal relating to, changing or influencing the control of the Company or in connection with or as a participant in any transaction having that purpose or effect, in parallel with such other Person where at least one additional factor supports a determination by the Board of Directors that such Person intended to act in concert or in parallel with the other Person, which such additional factors may include, without limitation, exchanging information, attending meetings, conducting discussions, or making or soliciting invitations to act in concert or in parallel. A Person who or which is Acting in Concert with another Person shall also be deemed to be Acting in Concert with any third party who is also Acting in Concert with such other Person.

        (b)   "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

        (c)   A Person shall be deemed the "Beneficial Owner" of, shall be deemed to have "Beneficial Ownership" of and shall be deemed to "beneficially own" any securities:

            (i)  which such Person or any of such Person's Affiliates or Associates, or any other Person with whom such Person is Acting in Concert (or any Affiliate or Associate thereof), is deemed to beneficially own, directly or indirectly, within the meaning of Rule l3d-3 of the General Rules and Regulations under the Exchange Act as in effect on the date hereof;

           (ii)  which such Person or any of such Person's Affiliates or Associates , or any other Person with whom such Person is Acting in Concert (or any Affiliate or Associate thereof), has or shares (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time or upon the satisfaction or occurrence of one or more conditions) pursuant to any agreement,

EXH-A-2

  arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed a Beneficial Owner of, or to beneficially own, (w) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (x) securities which such Person has a right to acquire upon the exercise of Rights at any time prior to the time that any Person becomes an Acquiring Person, (y) securities issuable upon the exercise of Rights from and after the time that any Person becomes an Acquiring Person if such Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof ("Original Rights") or pursuant to Section 11(i) or Section 11(n) with respect to an adjustment to Original Rights or (z) securities which such Person or any of such Person's Affiliates or Associates may acquire, does or do acquire or may be deemed to have the right to acquire, pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of such Person's Affiliates or Associates) if such agreement has been approved by the Board of Directors prior to such Person's becoming an Acquiring Person; or (B) the right or power to vote (directly or indirectly) pursuant to any agreement, arrangement or understanding; provided, further, that a Person shall not be deemed a Beneficial Owner of, or to beneficially own, any security by reason of such agreement, arrangement or understanding if the agreement, arrangement or understanding, whether or not in writing, to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D or Schedule 13G under the Exchange Act (or any comparable or successor report);

          (iii)  which are beneficially owned, directly or indirectly, by any other Person and with respect to which such Person or any of such Person's Affiliates or Associates, or any other Person with whom such Person is Acting in Concert (or any Affiliate or Associate thereof), has: (A) any agreement, arrangement or understanding, whether or not in writing, (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section 1(c)(ii)(B)) or disposing of such securities of the Company or (B) any agreement, arrangement or understanding, whether or not in writing, to cooperate in obtaining, changing or influencing control of the Company; or

          (iv)  that are the subject of, or the reference securities for, or that underlie, any Derivative Interest of such Person or any of such Person's Affiliates or Associates, or any other Person with whom such Person is Acting in Concert (or any Affiliate or Associate thereof), in which case the number of Common Shares deemed Beneficially Owned by such Person in connection with such Derivative Interest shall be the notional or other number of Ordinary Shares (or the maximum number within any range) specified in the documentation evidencing the Derivative Interest as being subject to be acquired upon the exercise or settlement of the Derivative Interest or as the basis upon which the value or settlement amount of such Derivative Interest is to be calculated in whole or in part or, if no such number of Ordinary Shares is specified in such documentation, as determined by the Board in its sole discretion to be the number of Ordinary Shares to which the Derivative Interest relates;

  provided, however, that no Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person's status or authority as such, to be the "Beneficial Owner" of, to have "Beneficial Ownership" of or to "beneficially own" any securities that are "beneficially owned" (as defined in this Section l(c)), including, without limitation, in a fiduciary

EXH-A-3

  capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person; and provided further, that nothing in this paragraph (c) shall cause a Person engaged in business as an underwriter of securities to be the "Beneficial Owner" of, or to "beneficially own," any securities acquired through such Person's participation in good faith in a firm commitment underwriting (and any securities that may be acquired by such a Person pursuant to any customary over-allotment option granted in connection therewith) until the expiration of forty days after the date of such acquisition, and then only if such securities continue to be owned by such Person at such expiration of forty days.

        (d)   "Book Entry" shall mean an uncertificated book entry in the register of members of the Company maintained in the account system of the transfer agent for the Company's Ordinary Shares or Preferred Shares, as applicable.

        (e)   "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York, the State of New Jersey or the city in which the principal office of the Rights Agent is located are authorized or obligated by law or executive order to close.

        (f)    "Close of Business" on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

        (g)   "Current Value" shall have the meaning set forth in Section 11(a)(iii) hereof.

        (h)   "Derivative Interest" shall mean an interest in any derivative securities (as defined under Rule 16a-1(c) under the Exchange Act, disregarding Rule 16a-1(c)(6) under the Exchange Act) that increase in value as the value of the underlying security increases, including, but not limited to, a long convertible security, a long call option and a short put option position, in each case, regardless of whether (x) such interest conveys any voting rights in such security, (y) such interest is required to be, or is capable of being, settled through delivery of such security or (z) transactions hedge the economic effect of such interest.

        (i)    "Distribution Date" shall have the meaning set forth in Section 3 hereof.

        (j)    "Equivalent Preferred Shares" shall have the meaning set forth in Section 11(b) hereof.

        (k)   "Exchange Ratio" shall have the meaning set forth in Section 24 hereof.

        (l)    "Exempt Person" shall mean the Company or any Subsidiary (as such term is hereinafter defined) of the Company, in each case including, without limitation, in its fiduciary capacity, or any employee benefit plan of the Company or of any Subsidiary of the Company, or any entity or trustee holding (or acting in a fiduciary capacity in respect of) Ordinary Shares for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company.

        (m)  "Expiration Date" shall have the meaning set forth in Section 7 hereof.

        (n)   "Final Expiration Date" shall have the meaning set forth in Section 7 hereof.

        (o)   "Flip-In Event" shall have the meaning set forth in Section 11(a)(ii) hereof.

        (p)   "Nasdaq" shall mean The Nasdaq Stock Market LLC..

        (q)   "New York Stock Exchange" shall mean the New York Stock Exchange, Inc.

        (r)   "Ordinary Shares" when used with reference to the Company shall mean the Ordinary Shares, par value $0.00001 per share, of the Company. "Ordinary Shares" when used with reference to any Person other than the Company shall mean the Ordinary Shares (or, in the case of any entity other than a corporation, the equivalent equity interest) with the greatest voting power of such other Person

EXH-A-4

or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

        (s)   "Ordinary Share Equivalents" shall have the meaning set forth in Section 11(a)(iii) hereof.

        (t)    "Person" shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, trust, association, syndicate, other entity, or an unincorporated group of persons, who by formal or informal agreement or arrangement, have embarked on a common purpose or act, and shall include, in each case, any successor (by merger or otherwise) to such Person.

        (u)   "Preferred Share" shall mean the Series A Junior Participating Preferred Share, par value $0.00001 per share, of the Company having the rights and preferences set forth in the Amended and Restated Memorandum and Articles of Association attached to this Agreement as Exhibit A and, to the extent that there are not a sufficient number of shares of Series A Junior Participating Preferred Shares authorized to permit the full exercise of the Rights, Equivalent Preferred Shares.

        (v)   "Principal Party" shall have the meaning set forth in Section 13(b) hereof.

        (w)  "Purchase Price" shall have the meaning set forth in Section 7(b) hereof.

        (x)   "Record Date" shall have the meaning set forth in the recitals hereto.

        (y)   "Redemption Date" shall have the meaning set forth in Section 7 hereof.

        (z)   "Redemption Price" shall have the meaning set forth in Section 23 hereof.

        (aa) "Right" shall have the meaning set forth in the recitals hereto.

        (bb) "Right Certificate" shall have the meaning set forth in Section 3 hereof.

        (cc) "Securities Act" shall mean the Securities Act of 1933, as amended.

        (dd) "Section 11(a)(ii) Trigger Date" shall have the meaning set forth in Section 11(a)(iii) hereof.

        (ee) "Share Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such, or such earlier date as a majority of the Board of Directors shall become aware of the existence of an Acquiring Person.

        (ff)  "Spread" shall have the meaning set forth in Section 11(a)(iii) hereof.

        (gg) "Subsidiary" of any Person shall mean any corporation or other entity of which (i) a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person, (ii) securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such Person, and (iii) any corporation or other entity that is otherwise controlled by such Person.

        (hh) "Substitution Period" shall have the meaning set forth in Section 11(a)(iii) hereof.

        (ii)   "Summary of Rights" shall have the meaning set forth in Section 3 hereof.

        (jj)   "Trading Day" shall have the meaning set forth in Section 11(d)(i) hereof.

        Section 2.    Appointment of Rights Agent.     The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the express terms and conditions hereof (and no implied terms or conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable upon at least five (5) days' prior written notice to Rights Agent. In the event the Company appoints one or more

EXH-A-5

co-rights agents, the Company shall deliver written notice to the Rights Agent setting forth the respective duties of each co-rights agent under the provisions of this Agreement as the Company reasonably determines. The Rights Agent shall not have a duty to supervise, and no event shall the Rights Agent be liable for, the acts or omissions of any such co-rights agent.

        Section 3.    Issue of Right Certificates.

        (a)   Until the Close of Business on the earlier of (i) the tenth day after the Share Acquisition Date or (ii) the tenth Business Day (or such later date as may be determined by action of the Board prior to such time as any Person becomes an Acquiring Person) after the date of the commencement (determined in accordance with Rule 14d-2 under the Exchange Act or any successor rule) by any Person (other than any Exempt Person) of, or after the first public announcement of the intention of any Person (other than any Exempt Person) to commence, a tender or exchange offer (which intention to commence remains in effect for five Business Days after such announcement), the consummation of which would result in any Person becoming an Acquiring Person (such earlier date hereinafter referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates (if any) for Ordinary Shares registered in the names of the holders thereof, which certificates of Ordinary Shares shall be deemed also to be certificates for Rights (or, with respect to Ordinary Shares not represented by certificates, the Rights related thereto will be evidenced by notation on the register of members of the Company evidencing ownership of such Ordinary Shares), and, in each case, not by separate Right Certificates, and (y) the Rights will be transferable only in connection with the transfer of the Ordinary Shares evidencing such Rights. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, upon written request from the Company, and the Company will send or cause to be sent (and the Rights Agent will, if requested to do so by the Company, and at the expense of the Company, and provided with all necessary information and documents, in form, format and substance satisfactory to the Rights Agent, send) by such means as the Company shall select, but in accordance with Section 26 (or direct the Rights Agent to use in a written notice), to each record holder of Ordinary Shares as of the close of business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, the transfer agent or the registrar for the Ordinary Shares (and if the Rights Agent is not the transfer agent or registrar for the Ordinary Shares, the Company shall promptly provide such information to the Rights Agent in a form, format and substance satisfactory to the Rights Agent) a Right Certificate, in substantially the form of Exhibit B hereto (a "Right Certificate"), evidencing one Right (subject to adjustment as provided herein) for each Ordinary Share so held. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date. Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

        (b)   On the Record Date, or as soon as practicable thereafter, the Company will send a copy of a Summary of Rights to Purchase Preferred Shares, in substantially the form of Exhibit C hereto (the "Summary of Rights"), by such means as the Company shall select, but in accordance with Section 26, to each record holder of Ordinary Shares as of the Close of Business on the Record Date (other than any Acquiring Person or any Associate or Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Company. With respect to certificates (if any) for Ordinary Shares (or Book Entry Ordinary Shares) issued and outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof (or such Book Entry shares) together with the Summary of Rights. Until the Distribution Date (or, if earlier, the Expiration Date), the surrender for transfer of any certificate for Ordinary Shares (or any Book Entry Ordinary Shares) issued and outstanding on the Record Date, with or without a copy of

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the Summary of Rights, shall also constitute the transfer of the Rights associated with the Ordinary Shares represented thereby.

        (c)   Rights shall be issued in respect of all Ordinary Shares issued or disposed of (including, without limitation, upon transfer or exchange or disposition of Ordinary Shares out of treasury or issuance or reissuance of Ordinary Shares out of authorized but unissued share capital) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, or in certain circumstances provided in Section 22 hereof, after the Distribution Date. Certificates issued for Ordinary Shares (including, without limitation, upon transfer of issued and outstanding Ordinary Shares, disposition of Ordinary Shares out of treasury or issuance or reissuance of Ordinary Shares out of authorized but unissued share capital) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, or in certain circumstances provided in Section 22 hereof, after the Distribution Date shall have impressed on, printed on, written on or otherwise affixed to them a legend in substantially the following form:

        This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Theravance Biopharma, Inc., a Cayman Islands exempted company (the "Company") and [Computershare Trust Company, N.A., a federally chartered trust company] (or any successor rights agent), as rights agent (the "Rights Agent"), dated as of [    ] [    ], 20[    ] and as amended, supplemented, restated, extended or renewed from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will deliver to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who is or becomes an Acquiring Person or Affiliate or Associate thereof, or any other Person with whom such Person is Acting in Concert (or any Affiliate or Associate thereof), (as those terms are defined in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable.

        With respect to any Book Entry Ordinary Shares, a legend in substantially the form of the foregoing shall be included in a notice to the record holder of such shares in accordance with applicable law. With respect to such certificates containing a legend in substantially the form of the foregoing, or any notice delivered to the holders of Book Entry shares in accordance with the preceding sentence, until the Distribution Date the Rights associated with the Ordinary Shares represented by such certificates or Book Entry shares shall be evidenced by such certificates or Book Entry shares alone, and the surrender for transfer of any such certificate or Book Entry share, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Ordinary Shares represented thereby. In the event that the Company purchases or otherwise acquires any Ordinary Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Ordinary Shares shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Ordinary Shares which are no longer issued and outstanding.

        Notwithstanding this paragraph (c), neither the omission of a legend nor the failure to deliver the notice of such legend required hereby shall affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.

        Section 4.    Form of Right Certificates.     The Right Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof) when, as and if issued, shall be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem

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appropriate (which do not affect the rights, duties or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or interdealer quotation system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of this Agreement, the Right Certificates shall entitle the holders thereof to purchase such number of one one-thousandths of a Preferred Share as shall be set forth therein at the Purchase Price, but the number of such one one-thousandths of a Preferred Share and the Purchase Price shall be subject to adjustment as provided herein. The Company shall give written notice to the Rights Agent promptly after it becomes aware of the existence of any Acquiring Person, and until such written notice is received by the Rights Agent, the Rights Agent shall not be deemed to have knowledge that any person has become an Acquiring Person, or have any duty or obligation in connection with any person becoming an Acquiring Person.

        Section 5.    Countersignature and Registration.

        (a)   The Right Certificates shall be executed on behalf of the Company by the Company's Chief Executive Officer either manually or by facsimile signature, shall have affixed thereto the Company's seal or a facsimile thereof and shall be attested by the Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be manually or facsimile countersigned by the Rights Agent, upon the Company's written request as set forth above, and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such Person was not such an officer.

        (b)   Following the Distribution Date and receipt by the Rights Agent of written notice by the Company to that effect and all other relevant information and documents referred to in Section 3(a), the Rights Agent will keep or cause to be kept, at an office(s) or agency(ies) designated by the Rights Agent for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

        Section 6.    Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

        (a)   Subject to the provisions of this Agreement, at any time after the Close of Business on the Distribution Date and at or prior to the Close of Business on the Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become null and void) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a Preferred Share (or such shares of the Principal Party, if any, as shall be issuable in lieu of such one-hundredths of a Preferred Share pursuant to Section 13(a) hereof) as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer any Right Certificate shall surrender the Right Certificate at the office of the Rights Agent designated by it for such purpose with the form of assignment on the reverse side thereof duly endorsed (or enclose with such Right Certificate a written instrument of transfer in a form satisfactory to the Company and the Rights Agent, duly executed by the registered holder thereof or the registered

EXH-A-8

holder's attorney duly authorized in writing), and with all signatures duly guaranteed. Any registered holder desiring to, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office(s) or agency(ies) of the Rights Agent designated by it for such purpose, along with a signature guarantee (if required) and such other and further documentation as the Company or Rights Agent may reasonably request. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Right Certificates until the registered holder thereof shall have (i) properly completed and duly signed the certificate contained in the form of assignment set forth on the reverse side of each such Right Certificate and (ii) provided such additional evidence of the identity of each Beneficial Owner (or former Beneficial Owner) (and Affiliates and Associates thereof , or any other Person with whom such Person is Acting in Concert (or any Affiliate or Associate thereof)) as the Company or the Rights Agent shall reasonably request. Thereupon the Rights Agent shall countersign (by manual or facsimile signature) and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested, registered in such name or names as may be designated by the surrendering registered holder. The Company or the Rights Agent may require payment from the holder of a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. If and to the extent the Company does require payment of any such taxes or charges, the Company shall give the Rights Agent prompt written notice thereof and the Rights Agent shall not deliver any Rights Certificate unless and until the Rights Agent is satisfied that all such payments have been made, and the Rights Agent shall forward any such sum collected by it to the Company or to such Persons as the Company specifies by written notice. The Rights Agent shall have no duty or obligation to take any action under any section of this Agreement that requires the payment of taxes and/or charges related to the issuance or delivery of Rights Certificates unless and until the Rights Agent is satisfied that all such taxes and/or charges have been paid.

        (b)   Subject to the provisions of this Agreement, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, along with such other and further documentation as the Company or the Rights Agent may reasonably request, and, at the Company's or Rights Agent's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make, execute and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated. Without limiting the foregoing, the Company or the Rights Agent may require the owner of any lost, stolen or destroyed Right Certificate, or his legal representative, to give the Company a bond sufficient to indemnify the Company and the Rights Agent against any claim that may be made against it on account of the alleged loss, theft or destruction of any such Right Certificate or the issuance of any such new Right Certificate.

        Section 7.    Exercise of Rights, Purchase Price; Expiration Date of Rights.

        (a)   Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date, and thereafter the registered holder of any Right Certificate may, subject to Section 11(a)(ii) hereof and except as otherwise provided herein, exercise the Rights evidenced thereby in whole or in part upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof properly completed and duly executed (with such signature duly guaranteed, if required), to the Rights Agent at the office(s) or agency(ies) of the Rights Agent designated by it for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a Preferred Share (or other securities, cash or other assets, as the case may be) as

EXH-A-9

to which the Rights are exercised, and an amount equal to any tax or charge required to be paid under Section 9(e) hereof, at any time which is both after the Distribution Date and prior to the time (the "Expiration Date") that is the earliest of (i) the Close of Business on [    ] [    ], 20[    ] [NB: Tenth anniversary] (the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the "Redemption Date"), (iii) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in Sections 1(c)(ii)(A)(z) and 13 of this Agreement at which time the Rights are terminated or (iv) the time at which such Rights are exchanged as provided in Section 24 hereof.

        (b)   The Purchase Price shall be initially $[    ] for each one one-thousandth of a Preferred Share purchasable upon the exercise of a Right. The Purchase Price and the number of one one-thousandths of a Preferred Share or other securities or property to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) of this Section 7.

        (c)   Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and the certificate properly completed and duly executed (with such signature duly guaranteed, if required), accompanied by payment of the aggregate Purchase Price for the Preferred Shares to be purchased and an amount equal to any applicable tax or charge required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof, in cash or by certified check, cashier's check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly as reasonably practicable (i) (A) requisition from the Company or any transfer agent of the Preferred Shares, or make available if the Rights Agent is the transfer agent for the Preferred Shares, certificates for the number of Preferred Shares to be purchased (or by Book Entry in respect of such shares), and the Company will comply and hereby irrevocably authorizes and directs its transfer agent to comply with all such requests, or (B) if the Company, in its sole discretion, shall have elected to deposit the Preferred Shares into a depositary, requisition from the depositary agent appointed by the Company depositary receipts representing interests in such number of one one-thousandths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent), and the Company will direct any such depositary agent to comply with such request, (ii) when necessary to comply with this Agreement, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, or confirmation or written notice from the Company that an entry has been made in the book-entry account system of the transfer agent, as the case may be, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when necessary to comply with this Agreement, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate.

        (d)   Except as otherwise provided herein, in case the registered holder of any Right Certificate shall exercise less than all of the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the exercisable Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

        (e)   Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights or other securities upon the occurrence of any purported transfer or exercise of such Rights or other securities pursuant to Section 6 hereof or this Section 7 unless such registered holder shall have (i) properly completed and duly executed the certificate contained in the form of assignment or form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such transfer or exercise and (ii) provided such additional evidence of the identity of each Beneficial Owner (or former Beneficial Owner) thereof as the Company or the Rights Agent shall reasonably request.

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        Section 8.    Cancellation and Destruction of Right Certificates.     All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy or cause to be destroyed, such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

        Section 9.    Availability of Preferred Shares.

        (a)   The Company covenants and agrees that it will cause to be kept available out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury, the number of Preferred Shares that will be sufficient to permit the exercise in full of all issued and outstanding Rights.

        (b)   So long as the Preferred Shares issuable upon the exercise of Rights may be listed or admitted to trading on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on such exchange, upon official notice of issuance upon such exercise.

        (c)   From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary to permit the issuance of Preferred Shares upon the exercise of Rights, to register and qualify such Preferred Shares under the Securities Act and any applicable state securities or "Blue Sky" laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of the date as of which the Rights are no longer exercisable for such securities and the Expiration Date. The Company may temporarily suspend, for a period of time not to exceed 90 days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company shall notify the Rights Agent in writing whenever it makes a public announcement pursuant to this Section 9(c) and give the Rights Agent a copy of such announcement. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Securities Act shall have been declared effective, unless an exemption therefrom is available.

        (d)   The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares delivered upon exercise of Rights shall, at the time of entry of such Preferred Shares on the register of members of the Company (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

        (e)   The Company further covenants and agrees that it will pay when due and payable any and all taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary receipts for Preferred Shares upon the exercise of any Rights until any such tax or charge shall have been paid

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(any such tax or charge being payable by that holder of such Right Certificate at the time of surrender) or until it has been established to the Company's and the Rights Agent's satisfaction that no such tax or charge is due.

        Section 10.    Preferred Share Record Date.     Each Person in whose name any certificate or Book Entry for Preferred Shares (or other securities as permitted by this Agreement) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares or other such securities represented thereby on, and such certificate or Book Entry shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable taxes or charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Shares transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

        Section 11.    Adjustment of Purchase Price, Number and Kind of Shares and Number of Rights.     The Purchase Price, the number of Preferred Shares or other securities or property purchasable upon exercise of each Right and the number of Rights issued and outstanding are subject to adjustment from time to time as provided in this Section 11.

        (a)   (i)    In the event the Company shall at any time after the date of this Agreement (A) declare and pay a dividend or distribution on the Preferred Shares payable in Preferred Shares, (B) subdivide or split the issued and outstanding Preferred Shares, (C) combine or consolidate the issued and outstanding Preferred Shares into a smaller number of Preferred Shares or (D) issue any shares of its share capital in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the number and kind of share capital issuable upon exercise of a Right as of the record date for such dividend or the effective date of such subdivision, split, combination, consolidation or reclassification shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of share capital which, if such Right had been exercised immediately prior to such date and at a time when the register of members of Preferred Shares of the Company were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, split, combination, consolidation or reclassification.

           (ii)  Subject to Section 24 of this Agreement, in the event any Person becomes an Acquiring Person (the first occurrence of such event being referred to hereinafter as the "Flip-In Event"), then (A) the Purchase Price shall be adjusted to be the Purchase Price in effect immediately prior to the Flip-In Event multiplied by the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to such Flip-In Event, whether or not such Right was then exercisable, and (B) each holder of a Right, except as otherwise provided in this Section 11(a)(ii) and Section 11(a)(iii) hereof, shall thereafter have the right to receive, upon exercise thereof at a price equal to the Purchase Price (as so adjusted), in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Ordinary Shares as shall equal the result obtained by dividing the Purchase Price (as so adjusted) by 50% of the current per share market price of the Ordinary Shares (determined pursuant to Section 11(d) hereof) on the date of such Flip-In Event; provided, however, that the Purchase Price (as so adjusted) and the number of Ordinary Shares so receivable upon exercise of a Right shall, following the Flip-In Event, be subject to further adjustment as appropriate in accordance with Section 11(f) hereof.

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  Notwithstanding anything in this Agreement to the contrary, however, from and after the Flip-In Event, any Rights that are beneficially owned by (x) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person) or any other Person with whom such Acquiring Person is Acting in Concert (or any Affiliate or Associate thereof), (y) a transferee of any Acquiring Person (or any such Affiliate or Associate) or any other Person with whom such Acquiring Person is Acting in Concert (or any Affiliate or Associate thereof),who becomes a transferee after the Flip-In Event or (z) a transferee of any Acquiring Person (or any such Affiliate or Associate) or any other Person with whom such Acquiring Person is Acting in Concert (or any Affiliate or Associate thereof) who became a transferee prior to or concurrently with the Flip-In Event pursuant to either (I) a transfer from the Acquiring Person (or any Affiliate or Associate of any Acquiring Person) or from any other Person with whom such Acquiring Person is Acting in Concert (or any Affiliate or Associate thereof) to holders of such transferor's equity securities or to any Person with whom such transferor has any continuing agreement, arrangement or understanding regarding the transferred Rights or (II) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees of such Persons, shall be null and void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Agreement. The Company shall use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability hereunder to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any other Person with whom such Acquiring Person is Acting in Concert or any Affiliate, Associate or transferee thereof. From and after the Flip-In Event, no Right Certificate shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become null and void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to the provisions of this paragraph shall, upon receipt of written notice directing it to do so, be canceled by the Rights Agent. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exercised pursuant to this Section 11(a)(ii) shall thereafter be exercisable only in accordance with Section 13 and not pursuant to this Section 11(a)(ii).

          (iii)  The Company may at its option substitute for an Ordinary Share issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) a number of Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Ordinary Share. In the event that there shall not be sufficient Ordinary Shares issued but not issued and outstanding or authorized but unissued to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Board of Directors shall, with respect to such deficiency, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, (A) determine the excess (such excess, the "Spread") of (1) the value of the Ordinary Shares issuable upon the exercise of a Right in accordance with the foregoing subparagraph (ii) (the "Current Value") over (2) the Purchase Price (as adjusted in accordance with the foregoing subparagraph (ii)), and (B) with respect to each Right (other than Rights which have become null and void pursuant to the foregoing subparagraph (ii)), make adequate provision to substitute for the Ordinary Shares issuable in accordance with the foregoing subparagraph (ii) upon exercise of the Right and payment of the Purchase Price (as adjusted in accordance therewith), (1) cash, (2) a reduction in such Purchase Price, (3) Preferred Shares or other equity securities of the Company (including, without limitation, shares or fractions of Preferred Shares which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the Ordinary Shares, are deemed in good faith by the Board of Directors to have substantially the same value as the Ordinary Shares (such Preferred Shares and shares or

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  fractions of Preferred Shares are hereinafter referred to as "Ordinary Share Equivalents")), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having a value which, when added to the value of the Ordinary Shares issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in such Purchase Price), where such aggregate value has been determined by the Board of Directors upon consideration of the advice of a nationally recognized investment banking firm selected in good faith by the Board of Directors; provided, however, that if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the Flip-In Event (the date of the Flip-In Event being the "Section 11(a)(ii) Trigger Date"), then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of such Purchase Price, Ordinary Shares (to the extent available), and then, if necessary, such number or fractions of Preferred Shares (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If, upon the occurrence of the Flip-In Event, the Board of Directors shall determine in good faith that it is likely that sufficient additional Ordinary Shares could be authorized for issuance upon exercise in full of the Rights, then, if the Board of Directors so elects, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek shareholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the "Substitution Period"). To the extent that the Company determines that some action need be taken pursuant to the second and/or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 11(a)(ii) hereof and the last sentence of this Section 11(a)(iii) hereof, that such action shall apply uniformly to all issued and outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement (with prompt written notice thereof to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect, in each case with prompt written notice to the Rights Agent. For purposes of this Section 11(a)(iii), the per share value of the Ordinary Shares shall be the current per share market price (as determined pursuant to Section 11(d)(i)) on the Section 11(a)(ii) Trigger Date and the per share or fractional value of any "Ordinary Share Equivalent" shall be deemed to equal the current per share market price of the Ordinary Shares. The Board of Directors of the Company may, but shall not be required to, establish procedures to allocate the right to receive Ordinary Shares upon the exercise of the Rights among the holders of Rights pursuant to this Section 11(a)(iii).

        (b)   In case the Company shall fix a record date for the issuance of rights (other than the Rights), options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares ("Equivalent Preferred Shares")) or securities convertible into Preferred Shares or Equivalent Preferred Shares at a price per Preferred Share or Equivalent Preferred Shares (or having a conversion price per share, if a security convertible into Preferred Shares or Equivalent Preferred Shares) less than the then current per share market price of the Preferred Shares (determined pursuant to Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares and Equivalent Preferred Shares issued and outstanding on such record date plus the number of Preferred Shares and Equivalent Preferred Shares which the aggregate offering

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price of the total number of Preferred Shares and/or Equivalent Preferred Shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of Preferred Shares and Equivalent Preferred Shares issued and outstanding on such record date plus the number of additional Preferred Shares and/or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the share capital of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding and conclusive for all purposes on the Rights Agent. Preferred Shares and Equivalent Preferred Shares owned by or held for the account of the Company shall not be deemed issued and outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

        (c)   In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Shares (determined pursuant to Section 11(d) hereof) on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company whose determination shall be described in a statement filed with the Rights Agent and shall be binding and conclusive for all purposes on the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preferred Share, and the denominator of which shall be such current per share market price (determined pursuant to Section 11(d) hereof) of the Preferred Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the share capital of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

        (d)   (i)    Except as otherwise provided herein, for the purpose of any computation hereunder, the "current per share market price" of any security (a "Security" for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to but not including such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security, and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported by the principal consolidated transaction reporting

EXH-A-15

system with respect to securities listed or admitted to trading on the New York Stock Exchange or Nasdaq or, if the Security is not listed or admitted to trading on the New York Stock Exchange or Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high and low asked prices in the over-the-counter market, as reported by any system then in use, or, if not quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

           (ii)  For the purpose of any computation hereunder, if the Preferred Shares are publicly traded, the "current per share market price" of the Preferred Shares shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Shares are not publicly traded but the Ordinary Shares are publicly traded, the "current per share market price" of the Preferred Shares shall be conclusively deemed to be the current per share market price of the Ordinary Shares as determined pursuant to Section 11(d)(i) multiplied by the then applicable Adjustment Number (as defined in and determined in accordance with the terms of the Preferred Shares). If neither the Ordinary Shares nor the Preferred Shares are publicly traded, "current per share market price" shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding and conclusive for all purposes.

        (e)   No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one hundred-thousandth of a Preferred Share or one-hundredth of an Ordinary Share or other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the Expiration Date.

        (f)    If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any share capital of the Company other than the Preferred Shares, thereafter the Purchase Price and the number of such other shares so receivable upon exercise of a Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Sections 11(a), 11(b), 11(c), 11(e), 11(h), 11(i) and 11(m) hereof, as applicable, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Shares shall apply on like terms to any such other shares.

        (g)   All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

        (h)   Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and 11(c), each Right issued and outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of

EXH-A-16

a Preferred Share (calculated to the nearest one hundred-thousandth of a Preferred Share) obtained by (i) multiplying (x) the number of one one-thousandths of a share purchasable upon the exercise of a Right immediately prior to such adjustment by (y) the Purchase Price in effect immediately prior to such adjustment and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment.

        (i)    The Company may elect on or after the date of any adjustment of the Purchase Price pursuant to Sections 11(b) or 11(c) hereof to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights issued and outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-hundredth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. Such record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and delivered by the Company, and countersigned and delivered by the Rights Agent, in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

        (j)    Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a Preferred Share issuable upon the exercise of a Right, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-thousandths of a Preferred Share which were expressed in the initial Right Certificates issued hereunder.

        (k)   Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the fraction of Preferred Shares or other share capital issuable upon exercise of a Right, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Shares or other such shares at such adjusted Purchase Price.

        (l)    In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent, and until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that no such election has occurred) until the occurrence of such event issuing to the holder of any Right exercised after such record date the Preferred Shares and other share capital or securities of the Company, if any, issuable upon such exercise over and above the Preferred Shares and other share capital or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

EXH-A-17

        (m)  Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such adjustments in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Shares, issuance wholly for cash of any Preferred Shares at less than the current market price, issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, dividends on Preferred Shares payable in Preferred Shares or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Shares shall not be taxable to such shareholders.

        (n)   Anything in this Agreement to the contrary notwithstanding, in the event that at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare and pay any dividend on the Ordinary Shares payable in Ordinary Shares or (ii) effect a subdivision, combination or consolidation of the Ordinary Shares (by reclassification or otherwise than by payment of a dividend payable in Ordinary Shares) into a greater or lesser number of Ordinary Shares, then, in each such case, the number of Rights associated with each Ordinary Share then issued and outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each Ordinary Share following any such event shall equal the result obtained by multiplying the number of Rights associated with each Ordinary Share immediately prior to such event by a fraction the numerator of which shall be the total number of Ordinary Shares issued and outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of Ordinary Shares issued and outstanding immediately following the occurrence of such event.

        (o)   The Company agrees that, after the earlier of the Distribution Date or the Share Acquisition Date, it will not, except as permitted by Sections 23, 24 or 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

        Section 12.    Certificate of Adjusted Purchase Price or Number of Shares.     Whenever an adjustment is made or any event affecting the Rights or their exercisability (including, without limitation, an event which causes Rights to become null and void) occurs as provided in Section 11 or 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment or describing such event, and a brief, reasonably detailed statement of the facts, methodology and computations accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Ordinary Shares and the Preferred Shares a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof (if so required under Section 25 hereof). The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of any such adjustment or event unless and until it shall have received such certificate.

        Section 13.    Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

        (a)   In the event, directly or indirectly, at any time after the Flip-In Event (i) the Company shall consolidate with or shall merge into any other Person, (ii) any Person shall merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Ordinary Shares shall be changed into or exchanged for shares or other securities of any other Person (or of the Company) or cash or any other property, or (iii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person (other than the Company or one or more wholly-owned Subsidiaries of the Company), then upon the

EXH-A-18

first occurrence of such event, proper provision shall be made so that: (A) each holder of a Right (other than Rights which have become null and void pursuant to Section 11(a)(ii) hereof) shall thereafter have the right to receive, upon the exercise thereof at the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof), in accordance with the terms of this Agreement and in lieu of Preferred Shares or Ordinary Shares of the Company, such number of validly authorized and issued, fully paid, non-assessable and freely tradable Ordinary Shares of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall equal the result obtained by dividing the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof) by 50% of the current per share market price of the Ordinary Shares of such Principal Party (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; provided, however, that the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof) and the number of Ordinary Shares of such Principal Party so receivable upon exercise of a Right shall be subject to further adjustment as appropriate in accordance with Section 11(f) hereof to reflect any events occurring in respect of the Ordinary Shares of such Principal Party after the occurrence of such consolidation, merger, sale or transfer; (B) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (C) the term "Company" shall thereafter be deemed to refer to such Principal Party; and (D) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its Ordinary Shares in accordance with Section 9 hereof) in connection with such consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the shares of its Ordinary Shares thereafter deliverable upon the exercise of the Rights (including, without limitation, that the terms hereof in respect of Preferred Shares, including without limitation the adjustment provisions of Section 11 hereof, shall thereafter apply, in a manner and on terms as nearly equivalent as practicable, with respect to the Ordinary Shares of the Principal Party); provided that, upon the subsequent occurrence of any consolidation, merger, sale or transfer of assets or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price as provided in this Section 13(a), such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Ordinary Shares of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13(a), and such Principal Party shall take such steps (including, but not limited to, reservation of shares) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property.

        (b)   "Principal Party" shall mean:

            (i)  in the case of any transaction described in (i) or (ii) of the first sentence of Section 13(a) hereof: (A) the Person that is the issuer of the securities into which the Ordinary Shares are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer the Ordinary Shares of which have the greatest aggregate market value of shares issued and outstanding, or (B) if no securities are so issued, (x) the Person that is the other party to the merger, if such Person survives said merger, or, if there is more than one such Person, the Person the Ordinary Shares of which have the greatest aggregate market value of shares issued and outstanding or (y) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (z) the Person resulting from the consolidation; and

           (ii)  in the case of any transaction described in (iii) of the first sentence of Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such

EXH-A-19

  transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Ordinary Shares having the greatest aggregate market value of shares issued and outstanding; provided, however, that in any such case described in the foregoing clause (b)(i) or (b)(ii), if the Ordinary Shares of such Person is not at such time or has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, then (1) if such Person is a direct or indirect Subsidiary of another Person the Ordinary Shares of which is and has been so registered, the term "Principal Party" shall refer to such other Person, or (2) if such Person is a Subsidiary, directly or indirectly, of more than one Person, the Ordinary Shares of all of which are and have been so registered, the term "Principal Party" shall refer to whichever of such Persons is the issuer of Ordinary Shares having the greatest aggregate market value of shares issued and outstanding, or (3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (1) and (2) above shall apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.

        (c)   The Company shall not consummate any consolidation, merger, share exchange, sale or transfer referred to in Section 13(a) hereof unless prior thereto the Company and the Principal Party involved therein shall have executed and delivered to the Rights Agent an agreement confirming that the requirements of Sections 13(a) and (b) hereof shall promptly be performed in accordance with their terms and that such consolidation, merger, share exchange, sale or transfer of assets shall not result in a default by the Principal Party under this Agreement as the same shall have been assumed by the Principal Party pursuant to Sections 13(a) and (b) hereof and providing that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party will:

            (i)  prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date and similarly comply with applicable state securities laws;

           (ii)  use its best efforts, if the Ordinary Shares of the Principal Party shall be listed or admitted to trading on the New York Stock Exchange, Nasdaq or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on the New York Stock Exchange, Nasdaq or such securities exchange, or, if the Ordinary Shares of the Principal Party shall not be listed or admitted to trading on the New York Stock Exchange, Nasdaq or another national securities exchange, to cause the Rights and the securities receivable upon exercise of the Rights to be authorized for quotation on any other system then in use;

          (iii)  deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and

          (iv)  obtain waivers of any rights of first refusal or preemptive rights in respect of the Ordinary Shares of the Principal Party subject to purchase upon exercise of issued and outstanding Rights.

        (d)   In case the Principal Party has a provision in any of its authorized securities or in its certificate of incorporation or by-laws or other instrument governing its affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to

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this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, Ordinary Shares or Ordinary Share Equivalents of such Principal Party at less than the then-current market price per share thereof (determined pursuant to Section 11(d) hereof) or securities exercisable for, or convertible into, Ordinary Shares or Ordinary Share Equivalents of such Principal Party at less than such then current market price, or (ii) providing for any special payment, tax or similar provision in connection with the issuance of the Ordinary Shares of such Principal Party pursuant to the provisions of Section 13, then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental written agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

        (e)   The Company covenants and agrees that it shall not, at any time after the Flip-In Event, enter into any transaction of the type described in clauses (i) through (iii) of Section 13(a) hereof if (i) at the time of or immediately after such consolidation, merger, sale, transfer or other transaction there are any rights, warrants or other instruments or securities issued and outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (ii) prior to, simultaneously with or immediately after such consolidation, merger, sale, transfer or other transaction, the shareholders of the Person who constitutes, or would constitute, the Principal Party for purposes of Section 13(b) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates or any other Person with whom such Acquiring Person is Acting in Concert (or any Affiliate or Associate thereof) or (iii) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights.

        Section 14.    Fractional Rights and Fractional Shares.

        (a)   The Company shall not be required to issue fractions of Rights (except prior to the Distribution Date in accordance with Section 11(n) hereof) or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or Nasdaq or, if the Rights are not listed or admitted to trading on the New York Stock Exchange or Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by any system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used, whose determination shall be described in a written statement filed with the Rights Agent.

        (b)   The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-thousandth of a Preferred Share) or to distribute certificates

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which evidence fractional Preferred Shares (other than fractions which are integral multiples of one one-thousandth of a Preferred Share) upon the exercise or exchange of Rights. Interests in fractions of Preferred Shares in integral multiples of one one-thousandth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-thousandth of a Preferred Share, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the current market value of a whole Preferred Share (as determined in accordance with Section 14(a) hereof) for the Trading Day immediately prior to the date of such exercise or exchange.

        (c)   The Company shall not be required to issue fractions of Ordinary Shares or to distribute certificates which evidence fractional Ordinary Shares upon the exercise or exchange of Rights. In lieu of such fractional Ordinary Shares, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Ordinary Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Ordinary Share. For purposes of this Section 14(c), the current market value of one Ordinary Share for which a Rights is exercisable shall be deemed to be the closing price of one Ordinary Share (as determined in accordance with Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise or exchange.

        (d)   The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right (except as provided above).

        (e)   Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

        Section 15.    Rights of Action.     All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent hereunder, including but not limited to under Section 18 and 20 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Ordinary Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Ordinary Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Ordinary Shares), on his own behalf and for his own benefit, may enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such Ordinary Shares) in the manner provided therein and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach by the Company of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations by the Company of, the obligations of any Person subject to this Agreement.

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        Section 16.    Agreement of Right Holders.     Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

        (a)   prior to the Distribution Date, the Rights will not be evidenced by a Rights Certificate and will be transferable only in connection with the transfer of the Ordinary Shares;

        (b)   after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office(s) or agency(ies) of the Rights Agent designated by it for such purpose, duly endorsed or accompanied by a proper instrument of transfer and with appropriate forms and certificates contained therein properly completed and duly executed, including a signature guarantee, if required, and such other documentation as the Rights Agent may reasonably request; and

        (c)   subject to the other provisions herein, the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the Ordinary Shares certificate (or Book Entry shares in respect of Ordinary Shares)) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the Ordinary Shares certificate (or notices provided to holders of Book Entry Ordinary Shares) made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to Section 7(e) hereof, shall be affected by any notice to the contrary.

        (d)   notwithstanding anything in this Agreement to the contrary, to the fullest extent permitted by applicable law, neither the Company nor the Rights Agent, nor any of their directors, officers, employees and agents, shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory, self-regulatory or administrative agency or commission, or by reason of any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.

        Section 17.    Right Certificate Holder Not Deemed a Shareholder.     No holder of a Right Certificate, as such, shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company which may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in this Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Right Certificate shall have been exercised or exchanged in accordance with the provisions hereof.

        Section 18.    Concerning the Rights Agent.

        (a)   The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and expenses and other disbursements incurred in the preparation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, demand, judgment, fine, penalty, claim, settlement, cost or expense (including without limitation, the reasonable fees and expenses of legal counsel), paid, incurred, or suffered by it, or to which it may become subject, without gross negligence, bad faith or willful

EXH-A-23

misconduct on the part of the Rights Agent (each as determined by a final, non-appealable judgment of a court of competent jurisdiction) for any action taken, suffered or omitted to be taken by the Rights Agent in connection with the execution, acceptance, administration, exercise and performance of its duties under this Agreement, including but not limited to the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly, or enforcing its rights hereunder.

        (b)   The Rights Agent shall be authorized to rely conclusively on and shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in connection with, its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder in reliance upon any Right Certificate or certificate for the Preferred Shares or Ordinary Shares or for any other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, guaranteed, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, but for which it has not received such notice, and the Rights Agent shall be fully protected and shall incur no liability for failing to take action in connection therewith unless and until it has received such notice in writing.

        (c)   The provisions of this Section 18 and Section 20 below shall survive the termination of this Agreement, the resignation, replacement or removal of the Rights Agent and the exercise, termination and the expiration of the Rights. To the extent successful in whole or in part, the costs and expenses incurred by the Rights Agent in enforcing its right of indemnification shall be paid by the Company. Notwithstanding anything in this Agreement to the contrary, in no event shall the Rights Agent be liable for special, punitive, incidental, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of the action; and the Company agrees to indemnify the Rights Agent and to hold it harmless to the fullest extent permitted by law against any loss, liability or expense incurred as a result of claims for special, punitive, incidental, indirect or consequential loss or damages of any kind whatsoever provided that such claims are not based on the gross negligence, bad faith or willful misconduct of the Rights Agent (each as determined by a final, non-appealable judgment of a court of competent jurisdiction). Any liability of the Rights Agent under this Agreement shall be limited to the amount of annual fees paid by the Company to the Rights Agent.

        Section 19.    Merger or Consolidation or Change of Name of Rights Agent.

        (a)   Any entity into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any entity resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any entity succeeding to the share transfer or corporate trust or shareowner services powers of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, that such entity would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. The purchase of all or substantially all of the Rights Agent's assets employed in the performance of transfer agent activities shall be deemed a merger or consolidation for the purposes of this Section 19, provided that the entity purchasing such assets meets the criteria to serve as a successor Rights Agent under the provisions of Section 21 hereof and agrees to be bound by the terms hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases

EXH-A-24

such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

        (b)   In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

        Section 20.    Duties of Rights Agent.     The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Agreement (and no implied duties or obligations) upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

        (a)   The Rights Agent may consult with legal counsel (who may be legal counsel for the Rights Agent (including such legal counsel employed by the Rights Agent) or the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in the absence of bad faith, gross negligence or willful misconduct (each as determined by a final, non-appealable judgment of a court of competent jurisdiction) and in accordance with such advice or opinion.

        (b)   Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including without limitation the identity of an Acquiring Person and the determination of any current market price) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chief Executive Officer and the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it, in the absence of bad faith, under the provisions of this Agreement in reliance upon such certificate. If the Rights Agent requests such a certificate, the Rights Agent shall have no duty to act until it has received such a certificate as set forth in the preceding sentence.

        (c)   The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct (each as determined by a final, non-appealable judgment of a court of competent jurisdiction).

        (d)   The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

        (e)   The Rights Agent shall not have any liability for nor be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be liable or responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be liable or responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to Section 11(a)(ii) hereof) or any change or adjustment in the terms of the Rights, including an adjustment provided for in Sections 3, 11, 13, 23 and 24, or responsible for the manner,

EXH-A-25

method or amount of any such adjustment, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate furnished pursuant to Section 12, describing such change or adjustment, upon which the Rights Agent may conclusively rely); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares or other securities will, when issued, be validly authorized and issued, fully paid and nonassessable.

        (f)    The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

        (g)   The Rights Agent is hereby authorized and directed to accept written instructions with respect to the performance of its duties hereunder from any person reasonably believed by the Rights Agent to be one of the Chief Executive Officer or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such advice or instruction shall be full authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken or suffered or omitted to be taken by it by it, in the absence of bad faith, in accordance with advice or instructions of any such officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received from any such officer, and shall not be liable for any action taken, suffered or omitted to be taken by the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken, suffered or omitted. Notwithstanding anything in this Agreement to the contrary, the Rights Agent shall not be required to take any action or to follow any instruction of the Company that the Rights Agent reasonably believes, after consultation with counsel, in its reasonable discretion, would cause the Rights Agent to take action that is illegal.

        (h)   The Rights Agent and any shareholder, affiliate, director, officer, agent, representative or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent (or its shareholders, affiliates, directors, officers, agents, representatives or employees) from acting in any other capacity for the Company or for any other Person.

        (i)    The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers and employees) or by or through its attorneys or agents, and the Rights Agent shall not be liable, answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company, any holder of Rights or any other Person resulting from any such act, omission, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct (each as determined by a final, non-appealable judgment of a court of competent jurisdiction) in the selection and continued employment thereof.

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        (j)    If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed, including without limitation, to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof) or any other Person with whom such Acquiring Person is Acting in Concert (or any Affiliate or Associate thereof), or a transferee thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

        (k)   No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder (other than internal costs incurred by the Rights Agent in providing services to the Company in the ordinary course of its business as Rights Agent) or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

        (l)    If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has either not been properly completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof), together with any Person with whom such holder is Acting in Concert (or any Affiliate or Associate thereof), the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

        (m)  The Rights Agent shall have no responsibility to the Company, any holders of Rights or any holders of shares of Common Stock for interest or earnings on any monies held by the Rights Agent pursuant to this Agreement.

        (n)   The Rights Agent shall not be required to take notice or be deemed to have notice of any fact, event or determination (including, without limitation, any dates or events defined in this Agreement or the designation of any Person as an Acquiring Person (or an Affiliate or Associate thereof), together with any Person with whom such Person is Acting in Concert (or any Affiliate or Associate thereof)), under this Agreement, including any event or condition that may require action by the Rights Agent, unless and until the Rights Agent shall be specifically notified in writing by the Company of such fact, condition event or determination.

        Section 21.    Change of Rights Agent.     The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement, for any reason whatsoever, upon 30 days' notice in writing mailed to the Company pursuant to Section 26, and to each transfer agent of the Ordinary Shares or Preferred Shares by trackable mail, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent to the Company, and, following the Distribution Date, to the holders of the Right Certificates by trackable mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' written notice, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Ordinary Shares or Preferred Shares by registered or certified mail, at the expense of the Company, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail, at the expense of the Company. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement 30 days after the effective date of such termination, and the Company shall be responsible for sending any required notice. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the incumbent Rights Agent or registered

EXH-A-27

holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and authorized to do business under the laws of the United States or the laws of any state of the United States or the District of Columbia, in good standing, which is authorized under applicable law to perform the services contemplated by this Agreement and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million, or (b) an Affiliate of such a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties, obligations, liabilities, immunities and responsibilities as if it had been originally named as Rights Agent under this Agreement without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver, if applicable, any further assurance, conveyance, act or deed necessary for that purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Ordinary Shares or Preferred Shares, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

        Section 22.    Issuance of New Right Certificates.     Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such forms as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Ordinary Shares following the Distribution Date and prior to the Expiration Date, the Company may with respect to Ordinary Shares so issued or sold (i) pursuant to the exercise of share options, (ii) under any employee plan or arrangement, (iii) upon the exercise, conversion or exchange of securities, notes or debentures issued by the Company or (iv) pursuant to a contractual obligation of the Company, in each case existing prior to the Distribution Date, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale.

        Section 23.    Redemption.

        (a)   The Board of Directors of the Company may, at any time prior to the Flip-In Event, redeem all but not less than all of the then issued and outstanding Rights at a redemption price of $.01 per Right, appropriately adjusted to reflect any share split, share dividend or similar transaction occurring in respect of the Ordinary Shares after the date hereof (the redemption price being hereinafter referred to as the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. The Redemption Price shall be payable, at the option of the Company, in cash, Ordinary Shares, or such other form of consideration as the Board of Directors shall determine.

        (b)   Immediately upon the action of the Board of Directors ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23 (or at such later time as the Board of Directors may establish for the effectiveness of such redemption) (evidence of which shall have been filed with the Rights Agent), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. The Company shall promptly give public notice of any such redemption (with prompt written notice thereof to the Rights Agent); provided, however, that the failure to give, or any defect in, any such notice shall not affect the legality or validity of such redemption. Within 10 days after such action of the Board of Directors ordering the redemption of the Rights (or such later time as the Board of Directors may establish for the effectiveness of such redemption), the Company shall

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mail a notice of redemption to all the holders of the then issued and outstanding Rights at their last addresses as they appear upon the registry books of the Company or the Rights Agent or, prior to the Distribution Date, on the registry books of the Company or the transfer agent for the Ordinary Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made, unless such notice is mailed together with such payment.

        Section 24.    Exchange.

        (a)   The Board of Directors of the Company may, at its option, at any time after the Flip-In Event, exchange all or part of the then issued and outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 11(a)(ii) hereof) for Ordinary Shares at an exchange ratio of one Ordinary Share per Right, appropriately adjusted to reflect any share split, share dividend or similar transaction occurring in respect of the Ordinary Shares after the date hereof (such amount per Right being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after an Acquiring Person shall have become a Beneficial Owner of Ordinary Shares aggregating 50% or more of the Ordinary Shares then issued and outstanding. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 24(a). The exchange of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

        (b)   Immediately upon the effectiveness of the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Ordinary Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange (with prompt written notice thereof to the Rights Agent); provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all of the holders of the Rights so exchanged at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Ordinary Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

        (c)   Following the action of the Board ordering the exchange of any Rights pursuant to Section 24(a) hereof, the Company may implement such procedures in its sole discretion as it deems appropriate for the purpose of ensuring that the Ordinary Shares or other consideration issuable upon an exchange pursuant to this Section 24 not be received by holders of Rights that have become null and void pursuant to the second paragraph of Section 11(a)(ii) hereof. In furtherance thereof, if so directed by the Company, Ordinary Shares or other consideration potentially issuable to holders of Rights upon an exchange pursuant to this Section 24, who have not verified to the satisfaction of the Company, in its sole discretion, that they are not Acquiring Persons, may be deposited in a trust established by the Company pending receipt of appropriate verification.

        (d)   The Company may at its option substitute, and, in the event that there shall not be sufficient Ordinary Shares authorized that have not been issued, subscribed for or otherwise reserved for issuance

EXH-A-29

or committed to be issued, to permit an exchange of Rights for Ordinary Shares as contemplated in accordance with this Section 24, the Company shall substitute to the extent of such insufficiency, for each Ordinary Share that would otherwise be issuable upon exchange of a Right, a number of Preferred Shares or fraction thereof (or Equivalent Preferred Shares, as such term is defined in Section 11(b)) such that the current per share market price (determined pursuant to Section 11(d) hereof) of one Preferred Share (or Equivalent Preferred Share) multiplied by such number or fraction is equal to the current per share market price of one Ordinary Share (determined pursuant to Section 11(d) hereof) as of the date of such exchange.

        (e)   The Company shall not be required to issue fractions of Ordinary Shares or to distribute certificates that evidence fractional Ordinary Shares. In lieu of such fractional Ordinary Shares, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Ordinary Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Ordinary Share. For the purposes of this Section 24(e), the current market value of a whole Ordinary Share shall be the closing price of an Ordinary Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately after the date of the first public announcement by the Company that an exchange is to be effected pursuant to this Section 24.

        Section 25.    Notice of Certain Events.

        (a)   In case the Company shall at any time after the earlier of the Distribution Date or the Share Acquisition Date propose (i) to pay any dividend payable in shares of any class to the holders of its Preferred Shares or to make any other distribution to the holders of its Preferred Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision or combination of issued and outstanding Preferred Shares), (iv) to effect the liquidation, dissolution or winding up of the Company, or (v) to pay any dividend on the Ordinary Shares payable in Ordinary Shares or to effect a subdivision, combination or consolidation of the Ordinary Shares (by reclassification or otherwise than by payment of dividends in Ordinary Shares), then, in each such case, the Company shall give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such dividend or distribution or offering of rights or warrants, or the date on which such liquidation, dissolution, winding up, reclassification, subdivision, combination or consolidation is to take place and the date of participation therein by the holders of the Ordinary Shares and/or Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Ordinary Shares and/or Preferred Shares, whichever shall be the earlier.

        (b)   In case any event described in Section 11(a)(ii) or Section 13 shall occur then the Company shall as soon as practicable thereafter give to the Rights Agent and to each holder of a Right Certificate (or if occurring prior to the Distribution Date, the holders of the Ordinary Shares) in accordance with Section 26 hereof, a written notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) and Section 13 hereof.

        Section 26.    Notices.     Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently

EXH-A-30

given or made if in writing and sent by trackable mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

    Theravance Biopharma, Inc.
    P.O. Box 309, Ugland House
    Grand Cayman
    KY1 1104
    Cayman Islands
    Attention: Chief Executive Officer

  With a copy to:

    Theravance Biopharma, Inc.
    c/o Theravance Biopharma US, Inc.
    901 Gateway Boulevard
    South San Francisco, CA 94080
    Attention: General Counsel

        Any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if in writing and sent by trackable mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

    [Computershare Trust Company, N.A.
    250 Royall Street
    Canton, MA 02021
    Attention: Client Services]

  With a copy to:

    [Computershare Trust Company, N.A.
    462 South 4th Street, Suite 1600
    Louisville, KY 40202
    Attention: Client Services]

        Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by national or international courier or first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company or the Rights Agent or the transfer agent.

        Section 27.    Supplements and Amendments.     Except as provided in the fourth sentence of this Section 27, for so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, in writing, supplement or amend any provision of this Agreement in any respect without the approval of any holders of the Rights. At any time when the Rights are no longer redeemable, except as provided in the fourth sentence of this Section 27, the Company may, and the Rights Agent shall, if the Company so directs in writing, supplement or amend this Agreement without the approval of any holders of Rights, provided that no such supplement or amendment may (a) adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), (b) cause this Agreement again to become amendable other than in accordance with this sentence or (c) cause the Rights again to become redeemable. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price. Upon the delivery of a certificate from an appropriate officer of the Company, which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall

EXH-A-31

promptly execute such supplement or amendment, provided, that notwithstanding anything to the contrary contained herein, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent's own rights, duties, obligations or immunities under this Rights Agreement.

        Section 28.    Successors; Assignment.     All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder. This Agreement shall extend to and shall be binding upon the parties hereto and their respective successors and permitted assigns; provided, however, that this Agreement shall not be assignable by either party without prior written consent of the other party; and provided, further, that, notwithstanding the foregoing, (a) the foregoing proviso shall not apply to assignments by the Rights Agent to an affiliate or subsidiary of the Rights Agent and (b) any reorganization, merger, consolidation, sale of assets or other form of business combination by the Rights Agent shall not be deemed to constitute an assignment of this Agreement, and shall not require the consent of the Company with respect thereto.

        Section 29.    Benefits of this Agreement.     Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Ordinary Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Ordinary Shares).

        Section 30.    Determinations and Actions by the Board of Directors.     The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise the rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights or to amend or not amend this Agreement). All such actions, calculations, interpretations and determinations that are done or made by the Board of Directors of the Company in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties. The Rights Agent is entitled always to assume that the Board of Directors of the Company (or any committee thereof) acted in good faith and shall be fully protected and incur no liability in reliance thereon.

        Section 31.    Severability.     If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, null and void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, that if any such excluded terms, provisions, covenants or restrictions shall affect the rights, immunities, liabilities, duties, responsibilities or obligations of the Rights Agent, the Rights Agent shall, in its sole discretion, be entitled to resign immediately.

        Section 32.    Governing Law; Waiver of Jury Trial.     This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State; provided, however, that all provisions regarding the Rights Agent's rights, immunities, liabilities, duties, responsibilities or obligations hereunder ("Rights Agent Matters") shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such state. The parties agree that actions or proceedings arising out of this Agreement shall be brought in the U.S. District Court for the District of Delaware or the Court of Chancery of the State of

EXH-A-32

Delaware and that, in connection with any such action or proceeding, the parties shall submit to the jurisdiction of, and venue in, such courts. Each of the parties hereto also irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out of this Agreement.

        Section 33.    Counterparts.     This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed signature page of Agreement by facsimile or other customary means of electronic transmission (e.g., "pdf") shall be have the same authority, effect and enforceability as an original signature.

        Section 34.    Descriptive Headings.     Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

        Section 35.    Force Majeure.     Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunctions of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.

EXH-A-33

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

THERAVANCE BIOPHARMA, INC.
By:	/s/
Name:
	Title:	Chief Executive Officer
[COMPUTERSHARE TRUST COMPANY, N.A.] as Rights Agent
By:	/s/
Name:
Title:

Signature Page to Rights Agreement

EXH-A-34

Exhibit A

Amended and Restated Memorandum and Articles of Association

EXH-A-35

Exhibit B

Form of Right Certificate

Certificate No. R-

  NOT EXERCISABLE AFTER [    ] [    ], 20[    ] OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.01 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE THEREOF [OR ANY OTHER PERSON WHO ACTS IN CONCERT WITH SUCH ACQUIRING PERSON (OR ANY AFFILIATE OF ASSOCIATE THEREOF)](AS THOSE TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

RIGHT CERTIFICATE

THERAVANCE BIOPHARMA, INC.

        This certifies that                                                             or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of [    ] [    ], 20[    ] as the same may be amended, restated, renewed or extended from time to time (the "Rights Agreement"), between Theravance Biopharma, Inc., a Cayman Islands exempted company (the "Company"), and [Computershare Trust Company, N.A., a federally chartered trust company] (the "Rights Agent") as Rights Agent, to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., New York City time, on [    ] [    ], 20[    ] at the office(s) or agency(ies) of the Rights Agent designated for such purpose, or of its successor as Rights Agent, one one-thousandth of a fully paid non-assessable share of Series A Junior Participating Preferred Share, par value $0.00001 per share (the "Preferred Share"), of the Company at a purchase price of $[    ] per one one-thousandth of a Preferred Share (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one one-thousandths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of [    ] [    ], 20[    ], based on the Preferred Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price, the number of one one-thousandths of a Preferred Share (or other securities or property) which may be purchased upon the exercise of the Rights and the number of Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

        This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the office of the Rights Agent designated for such purpose. The Company will mail to the holder of this Right Certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.

        This Right Certificate, with or without other Right Certificates, upon surrender at the office(s) or agency(ies) of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

        Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $.01 per Right or (ii) may be exchanged in whole or in part for shares of the Company's Ordinary Shares, par value $0.01 per share, or Preferred Shares.

        No fractional Preferred Shares or Ordinary Shares will be issued upon the exercise or exchange of any Right or Rights evidenced hereby (other than fractions of a Preferred Share which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

        No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Share or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised or exchanged as provided in the Rights Agreement.

        This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

        WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of                                    , 20            .

THERAVANCE BIOPHARMA, INC.
By:
Name:
Title:

ATTEST:

Name:,
Title:
Countersigned:
[COMPUTERSHARE TRUST COMPANY, N.A.] as Rights Agent

By:

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Right Certificate)

FOR VALUE RECEIVED	hereby sells, assigns and transfers unto

(Please print name and address of transferee)

        Rights represented by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                    Attorney, to transfer said Rights on the books of the within-named Company, with full power of substitution.

Dated:
Signature

Signature Guaranteed:

        Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program at a guarantee level satisfactory to the Rights Agent. A notary public is not sufficient.

(To be completed)

        The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being assigned to an Acquiring Person or an Affiliate or Associate thereof [or Person Acting in Concert therewith (or any Affiliate or Associate thereof] (as defined in the Rights Agreement).

Signature

 Form of Reverse Side of Right Certificate-Continued

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise
Rights represented by the Rights Certificate)

To THERAVANCE BIOPHARMA, INC.:

        The undersigned hereby irrevocably elects to exercise                Rights represented by this Right Certificate to purchase the Preferred Shares (or other securities or property) issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares (or such other securities) be issued in the name of:

(Please print name and address)

        If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

  Please insert social security
  or other identifying number

(Please print name and address)

Dated:
Signature

Signature Guaranteed:

        Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program at a guarantee level satisfactory to the Rights Agent. A notary public is not sufficient.

 Form of Reverse Side of Right Certificate-Continued

(To be completed)

        The undersigned certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, and were not acquired by the undersigned from, an Acquiring Person or an Affiliate or Associate thereof [or Person Acting in Concert therewith (or any Affiliate or Associate thereof)] (as defined in the Rights Agreement).

Signature

NOTICE

        The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

        In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.

Exhibit C

        UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE THEREOF [OR PERSON ACTING IN CONCERT THEREWITH (OR AFFILIATE OR ASSOCIATE THEREOF)] (AS THOSE TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

SUMMARY OF RIGHTS TO PURCHASE
PREFERRED SHARES OF
THERAVANCE BIOPHARMA, INC.

        On [    ] [    ], 20[    ] the Board of Directors of Theravance Biopharma, Inc., a Cayman Islands exempted company, (the "Company") authorized and granted to the shareholders of the Company one preferred share purchase right (a "Right") for each issued and outstanding Ordinary Share, par value $0.00001 per share, of the Company (the "Ordinary Shares"). The grant was effected on [    ] [    ], 20[    ] (the "Record Date") to the shareholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Share, par value $0.00001 per share, of the Company (the "Preferred Share") at a price of $[] per one one-thousandth of a Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement dated as of [    ] [    ], 20[    ], as the same may be amended from time to time (the "Rights Agreement"), between the Company and [Computershare Trust Company, N.A., a federally chartered trust company (the "Rights Agent"), as Rights Agent.

        Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (with certain exceptions, an "Acquiring Person") has acquired beneficial ownership of 19.9% or more of the issued and outstanding Ordinary Shares or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 19.9% or more of the issued and outstanding Ordinary Shares (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Ordinary Shares certificates issued and outstanding as of the Record Date, by such Ordinary Shares certificate together with this Summary of Rights.

        The Rights Agreement provides that, until the Distribution Date (or earlier expiration of the Rights), the Rights will be transferred with and only with the Ordinary Shares. Until the Distribution Date (or earlier expiration of the Rights), new Ordinary Shares certificates issued after the Record Date upon transfer or new issuances of Ordinary Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier expiration of the Rights), the surrender for transfer of any certificates (if any) for Ordinary Shares, issued and outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the Ordinary Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Ordinary Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

        The Rights are not exercisable until the Distribution Date. The Rights will expire on [    ] [    ], 20[    ] (the "Final Expiration Date"), unless the Final Expiration Date is advanced or extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below.

        The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a share dividend on, or a subdivision, combination or reclassification of, the Preferred Share, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then-current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

        The number of issued and outstanding Rights is subject to adjustment in the event of a share dividend on the Ordinary Shares payable in Ordinary Shares or subdivisions, consolidations or combinations of the Ordinary Shares occurring, in any such case, prior to the Distribution Date.

        Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of (a) $1.00 per share, and (b) an amount equal to 1,000 times the dividend declared per Ordinary Share. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Shares will be entitled to a minimum preferential payment of the greater of (a) $10.00 per share (plus any accrued but unpaid dividends), and (b) an amount equal to 1,000 times the payment made per Ordinary Share. Each Preferred Share will have 1,000 votes, voting together with the Ordinary Shares. Finally, in the event of any merger, consolidation or other transaction in which issued and outstanding Ordinary Shares are converted or exchanged, each Preferred Share will be entitled to receive 1,000 times the amount received per Ordinary Share. These rights are protected by customary anti-dilution provisions.

        Because of the nature of the Preferred Share's dividend, liquidation and voting rights, the value of the one one-thousandth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Ordinary Share.

        In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become null and void), will thereafter have the right to receive upon exercise of a Right that number of Ordinary Shares having a market value of two times the exercise price of the Right.

        In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person which will have become null and void) will thereafter have the right to receive upon the exercise of a Right that number of Ordinary Shares of the person with whom the Company has engaged in the foregoing transaction (or its parent) that at the time of such transaction have a market value of two times the exercise price of the Right.

        At any time after any person or group becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the issued and outstanding Ordinary Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such Acquiring Person which will have become null and void), in whole or in part, for Ordinary Shares or Preferred Shares (or a series of the Company's preferred shares having equivalent rights, preferences and privileges), at an exchange ratio of one Ordinary Share, or a fractional Preferred Share (or other preferred shares) equivalent in value thereto, per Right.

        With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred

Shares or Ordinary Shares will be issued (other than fractions of Preferred Shares which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the current market price of the Preferred Shares or the Ordinary Shares.

        At any time prior to the time an Acquiring Person becomes such, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price") payable, at the option of the Company, in cash, Ordinary Shares or such other form of consideration as the Board of Directors of the Company shall determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

        For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights.

        Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

        A copy of the form of Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to the Company's [    ] dated [    ][    ], 20[    ]. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, as the same may be amended from time to time, which is hereby incorporated herein by reference.

.

Annual General Meeting of Shareholders – May 1, 2018

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints Rick E Winningham and Renee D. Gala, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the Ordinary Shares of

Theravance Biopharma, Inc. which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual General Meeting of Shareholders of the company to be held May 1, 2018 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

(Continued and to be marked, dated and signed, on the other side)

Proxy — THERAVANCE BIOPHARMA, INC.

Important notice regarding the Internet availability of proxy materials for the Annual General Meeting of Shareholders. The Proxy Statement and the

2017 Annual Report on Form 10-K are available at: http://investor.theravance.com/proxy

qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

THERAVANCE BIOPHARMA, INC.

IMPORTANT ANNUAL GENERAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 PM, Eastern Time, on April 30, 2018.

Vote by Internet

- Go to **www.investorvote.com/TBPH**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual General Meeting Proxy Card

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A THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE DIRECTORS AND "FOR" ITEM 2 AND ITEM 3.

1. ELECTION OF DIRECTORS

	For	Against	Abstain
01 - Eran Broshy	☐	☐	☐
02 - Laurie Smaldone Alsup	☐	☐	☐
03 - Burton G. Malkiel	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 J N T

1 U P X 3 6 0 6 1 7 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02RY7A

. Important notice regarding the Internet availability of proxy materials for the Annual General Meeting of Shareholders. The Proxy Statement and the 2017 Annual Report on Form 10-K are available at: http://investor.theravance.com/proxy.cfm q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — THERAVANCE BIOPHARMA, INC. Annual General Meeting of Shareholders – May 1, 2018 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY The undersigned hereby appoints Rick E Winningham and Renee D. Gala, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the Ordinary Shares of Theravance Biopharma, Inc. which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual General Meeting of Shareholders of the company to be held May 1, 2018 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting. (Continued and to be marked, dated and signed, on the other side)